Exhibit 99(p)(12)

                                 CODE OF ETHICS
                                  SINOPIA GROUP

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                                    CONTENTS

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
PREAMBLE ....................................................................................    3

CHAPTER I - CONFIDENTIALITY .................................................................    5

CHAPTER II - MANAGING CONFLICTS OF INTERESTS ................................................    6

CHAPTER III - MARKET INTEGRITY ..............................................................    8

CHAPTER IV - GIFTS, INVITATIONS AND MISCELLANEOUS BENEFITS ..................................    8

CHAPTER V - PREVENTING THE CIRCULATION AND USE OF PRIVILEGED INFORMATION ....................   10

CHAPTER VI - PREVENTING MONEY LAUNDERING ....................................................   13

CHAPTER VII - EXERCISING SHAREHOLDER'S RIGHTS ...............................................   13

 1. EXERCISING VOTING RIGHTS AT GENERAL MEETINGS ............................................   13
 2. LEGAL REMEDIES ..........................................................................   13
 3. REPLIES TO CONDITIONAL SECURITIES TRANSACTIONS (TAKEOVER BIDS/ EXCHANGE
 OFFERS/PUBLIC REPURCHASE OFFERS) ...........................................................   14

CHAPTER VIII - DEFENDING THE INTERESTS OF CLIENTS AND HOLDERS OF UNIT
TRUST SECURITIES ............................................................................   14

CHAPTER IX - TRANSACTIONS PERFORMED IN A PERSONAL CAPACITY ON THE
MARKETS .....................................................................................   15

 1. GENERAL PROVISIONS FOR TRANSMITTING ORDERS TO FINANCIAL MARKETS .........................   15
 2. PROVISIONS SUITABLE FOR PERSONNEL WHO ARE CONSIDERED TO BE IN A "SENSITIVE SITUATION" ...   15
    2.1 - INITIAL AND ANNUAL BROKERAGE ACCOUNT DISCLOSURE AND HOLDINGS REPORT ...............   16
    2.2 - TRADE PRECLEARANCE PROCEDURE ......................................................   16
    2.3 - SPECIAL CASE FOR HSBC SECURITIES FOR PERSONNEL IN A SENSITIVE POSITION ............   16
    2.4 - MISCELLANEOUS PROVISIONS ..........................................................   17
    2.5 - QUARTERLY PERSONAL SECURITIES TRANSACTIONS CERTIFICATION ..........................   18

CHAPTER X - USING SINOPIA SUPPLIERS OR CONTRACTORS ..........................................   18

CHAPTER XI - ANNUAL PERSONAL SECURITIES TRANSACTIONS CERTIFICATION ..........................   18

ENCLOSURES ..................................................................................   20

 APPENDIX 1: DISCLOSURE OF SECURITIES' ACCOUNTS .............................................   21
 APPENDIX 2: EMPLOYEE TRADE PRECLEARANCE FORM ...............................................   22
 APPENDIX 3: FORM FOR REGISTERING GIFTS OR BENEFITS RECEIVED ................................   23
 APPENDIX 4: EXTRAITS DU CODE MONETAIRE ET FINANCIER ........................................   24
 APPENDIX 5: EXTRAITS DU REGLEMENT GENERAL DE L'AMF .........................................   29
 APPENDIX 6: UNIT TRUST CODE OF PRACTICE REGULATIONS (AFG - ASFFI) ..........................   52

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         CODE OF ETHICS RECOMMENDATIONS AND RULES APPLICABLE WITHIN THE
                                  SINOPIA GROUP

SINOPIA is the generic name covering the following companies: SINOPIA Asset Management, SINOPIA Financial Services, SINOPIA - Societe de Gestion, SINOPIA Asset Management Luxembourg, SINOPIA Asset Management UK Limited, SINOPIA Asset Management Asia Pacific Limited.

"The staff" or "the personnel" means the staff of the companies covered by the generic name, SINOPIA

"Administrator" means the management company in the form of a legal entity and "Manager" means the individual. Under this Code, "Manager" refers to "Investment Personnel".

"Investment Personnel" means any SINOPIA employee who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by Advisory Clients.

"Advisory Client" means any client (including mutual funds, closed-end funds, and managed accounts) for which SINOPIA serves as an investment adviser, sub-adviser, renders investment advice, or makes investment decisions.

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PREAMBLE

With market activities and those involving banking and financial transactions performed for large quoted companies, management activities on behalf of third parties which cover particularly those performed in the area of stocks and shares are considered particularly sensitive jobs.

The Chairman of SINOPIA has appointed a Local Compliance Officer to use the internal terminology of the HSBC Group who is responsible for ensuring that the provisions in this document are complied with but also to help staff who have questions on the application of these provisions. He is bound by professional secrecy and confidentiality.

This document deals with both managing unit trusts and how to transmit and execute orders for third parties, it being understood that each activity is completely autonomous. It sets out the general code of ethics rules and principles that SINOPIA employees must observe and the specific rules that staff considered to be in a "sensitive situation", meaning "Access Persons", must observe.

Access Persons means any officer, director or Investment Personnel of SINOPIA; or any person who obtains information concerning recommendations made to Advisory Clients regarding the purchase or sale of securities by Advisory Clients. Access Persons or those considered to be in a sensitive situation are:

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      -     members of the executive committee

      -     Directors, Officers

      -     Portfolio managers and management assistants.

      -     Negotiators.

      -     Middle Office staff.

      - Staff who fills Board Trustee positions in unit trusts or who are company agents either in a personal capacity or as a representative.

      -     Internal Control staff.

All SINOPIA staff are involved in one way or another with financial management or placing orders and the administrative and accounting processes involved in market transactions. Because of this they have either a direct or indirect relationship with issuers, investors or intermediaries. Therefore it is important that all SINOPIA staff know the provisions in this document and accept the spirit of them and particularly the ethical principles that determine them.

In addition, staff in French companies belonging to the SINOPIA Group must comply with the provisions of amended regulation 96-03 of the Stock Market Transactions Commission as well as the provisions of the AFG* code of ethics regulations. Those who work directly as operators in over -the-counter markets, in companies other than management companies must also comply with the General AMF** Regulations.

For U.S. 40 Act registered funds on which SINOPIA Asset Management acts as an Adviser or as a Sub-Adviser, this Code is designed by extension to cover the rule 17j-1 of 1940 act and Investment Adviser Act.

As SINOPIA Asset Management UK Limited is also regulated by the FSA, its staff must not only comply with the provisions of this code but also with the FSA regulations. In the same way staff of SINOPIA Asset Management Asia Pacific Limited must comply not only with the provisions of this code but also with the SFC provisions.

SINOPIA's reputation, particularly in the area of third party account and fund management, is based essentially on the skills of its staff and the confidence that they inspire. Maintaining this confidence requires a sense of responsibility and a high level of meticulousness of all the staff involved whatever their jobs. They must always bear in mind in particular:

      -     market integrity,

      -     the interests of clients and holders of unit trusts are paramount,

      - the legal or regulatory provisions relating to their jobs and particularly those imposed by Supervisory Bodies and Market Authorities,

      - Internal Regulations, the internal rules and procedures prescribed by SINOPIA.

You must remember that any serious failure in this area may lead to AMF sanctions which could involve the management company, the trustee or individuals. Because of their public nature, they may have very detrimental effects on SINOPIA's image and, more generally, on the image of HSBC group management.

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* French Asset Management Association (INTERNET LINK AFG)

** French Financial Market Authority (AMF INTERNET LINK)

http://www.amf-france.org/affiche_plan.asp?IdSec=4&IdRub=96&IdPlan=159&Id_Tab=0

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Staff have a duty to inform their superiors if they detect any violations, malfunctions or errors that are likely to put SINOPIA at risk, to be detrimental to the quality of the service to the client or to damage market integrity.

They are obliged to inform their managers if they consider themselves to be faced with a conflict of interest, if their responsibilities have not been adequately defined or if they do not have sufficient resources to cope with the obligations imposed by supervisory authorities.

Generally, complying with the provisions in this Code of Ethics does not exempt you from complying with all the legislative or regulatory provisions applying to third party management activities including market activities.

CHAPTER I - CONFIDENTIALITY

In accordance with article L511-33 of the Monetary and Financial Code and the provisions of the Internal Regulations regarding this, staff are bound by professional secrecy and by the confidentiality rules. As they are part of a "sensitive" business, they must be particularly vigilant in this area and bear in mind the following recommendations:

They must maintain absolute discretion outside SINOPIA as far as confidential subjects they are aware of are concerned.

They must organise themselves so that there is no risk of inadvertent indiscretion.

Bearing in mind this duty of discretion, without the agreement of their managers, they must never divulge to anyone outside SINOPIA information regarding in particular:

o the organisation, personnel management, the technology and methodology used,

o     plans regarding the launch of new products,

o     the economic results of the different activities.

They must ensure that they never divulge to third parties information regarding accounts managed under mandate.

Confidential information provided by the client regarding in particular his activities, his commitments, his tax affairs and his objectives must be kept in a secure place. People authorised to consult these confidential documents must be named specifically.

Confidential documents regarding clients must never be kept at an employee's home or in any other place not mentioned in the procedures set out by the administrator or the trustee.

Access to computer files regarding accounts must be restricted to people dealing with financial and accounting management and commercial relations with the clients involved. Confidentiality must be guaranteed by procedures that include very secure access systems.

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Destruction of obsolete documents containing details of the management of clients' accounts, particularly hard copies, must never be entrusted to third parties. It must be done under completely secure conditions.

Without the agreement of the management or the person concerned, staff may not divulge to anyone outside personal information on one of their colleagues. They must not pass on rumours or unconfirmed information from intermediaries or clients.

They must not have any communication or telephone calls on professional matters with journalists without the prior authorisation of their managers.

An employee must obtain the consent of his managers before organising or accepting an invitation to a public address, an exhibition, a seminar, a course or a conference of any kind.

The consent of management is also necessary prior to any publication of works or articles which have a direct or indirect connection with SINOPIA or the work performed by the employee in newspapers or magazines.

Any document intended for outside Sinopia (for the attention of other parts the HSBC Group, clients, prospective buyers, the press etc.) must be checked by all the operational departments concerned and then looked over by the Sinopia Compliance department prior to any distribution.

CHAPTER II - MANAGING CONFLICTS OF INTEREST

CONFLICTS OF INTEREST

ORIGINAL TEXT TRANSLATED THEREAFTER IN ITALIC FONT STYLE.

ARTICLE 322-31 DU REGLEMENT GENERAL DE L'AMF:

<< La societe de gestion de portefeuille doit promouvoir les interets de ses mandants ou des porteurs des OPCVM geres. A cet effet, elle doit exercer ses activites dans le respect de l'integrite, la transparence et la securite du marche. Les operations realisees dans le cadre d'une gestion de portefeuille ainsi que leur frequence doivent etre motivees exclusivement par l'interet des mandants ou des porteurs. Une instruction de l'AMF precise les conditions dans lesquelles les porteurs ou mandants sont informes sur ces operations et leur frequence. La societe de gestion de portefeuille doit s'abstenir de toute initiative qui aurait pour objet de privilegier ses interets propres, ou ceux de ses associes, actionnaires ou societaires, au detriment des interets de ses mandants ou des porteurs. ...>>.

ARTICLE 322-36 DU REGLEMENT GENERAL DE L'AMF:

<< Le choix des investisseurs ainsi que ceux des intermediaires, s'effectue de maniere independante dans l'interet des mandants ou des porteurs.... >>.

ARTICLE 322-31 OF AMF GENERAL REGULATION*: THE PORTFOLIO MANAGEMENT COMPANY MUST ACT IN THE INTEREST OF THE HOLDERS OF THE COLLECTIVE INVESTMENT SCHEME OR THE CLIENT OF ITS ASSET MANAGEMENT SERVICE. TO THIS END, IT MUST CONDUCT ITS ACTIVITIES IN CONFORMITY WITH THE PRINCIPLES OF MARKET INTEGRITY, TRANSPARENCY AND SECURITY.

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* NON OFFICIAL TRANSLATION - FOR INFORMATION ONLY

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THE NATURE AND THE FREQUENCY OF TRANSACTIONS MADE IN CONNECTION WITH THE
MANAGEMENT OF THE PORTFOLIO MUST BE MOTIVATED SOLELY BY THE INTERESTS OF THE HOLDERS OR CLIENTS. AN AMF INSTRUCTION SPECIFIES THE REQUIREMENTS FOR INFORMING HOLDERS OR CLIENTS ABOUT PORTFOLIO TRANSACTIONS AND TRANSACTION FREQUENCY.

THE PORTFOLIO MANAGEMENT COMPANY MUST REFRAIN FROM TAKING ANY ACTION INTENDED TO FAVOUR ITS OWN INTEREST, OR THOSE OF ITS PARTNERS, SHAREHOLDERS OR MEMBERS COMPANIES, TO THE DETRIMENT OF THE INTERESTS OF ITS HOLDERS OR CLIENTS.

INVESTMENTS MADE FOR PURPOSES OF MANAGING THE COMPANY'S CAPITAL MUST NOT BE SUCH AS TO CALL INTO QUESTION ITS COMPLIANCE WITH THE MINIMUM CAPITAL REQUIREMENT SET FORCE IN ARTICLE 322-8. REGARDING THE PORTION COVERED BY THE MINIMUM CAPITAL REQUIREMENT, INVESTMENT MUST BE PRUDENT AND MAY NOT INCLUDE SPECULATIVE POSITIONS, IN ACCORDANCE WITH THE AMF INSTRUCTION.

ARTICLE 322-36 OF AMF GENERAL REGULATION*: THE CHOICE OF INVESTMENTS MUST BE MADE INDEPENDENTLY IN THE INTERESTS OF HOLDERS AND CLIENTS, AS MUST THE CHOICE OF INTERMEDIARIES.

An employee must never find himself in a situation where he has a conflict of interest with an intermediary with whom he places orders on the markets for clients or unit trusts. These intermediaries must be formally authorised by SINOPIA's Risk Committee. Their choice must be based exclusively on objective criteria particularly in terms of the quality of service and the absence of counterparty risk. It must be reviewed regularly.

Intermediation departments or branches of the HSBC Group must be judged on the same basis.

SINOPIA - Societe de Gestion (Administrator), SINOPIA Asset Management (Administrator) and HSBC France (Trustee and/or Guarantor if necessary) are all part of the HSBC Group and as such act as Effectors on behalf of unit trusts/ counterparties in transactions relating to shares or OTC unit trust products.

Whatever they are these entities take on their respective responsibilities and obligations for unit trusts independently and are subject to monitoring by their respective regulators. HSBC France as the Trustee is subject to specific obligations under French regulations and law, including ensuring that the Administrator complies with the law.

In addition, any significant failure to comply on the part of SINOPIA Societe de Gestion, SINOPIA Asset Management or HSBC France will be mentioned in the unit trust auditors' reports and sent to the supervisory authorities concerned. Any unit trust transactions and operations between these entities will be done independently and in compliance with the regulations in force for each of the entities. In the unlikely event of a conflict of interest, the Administrator, together with the Trustee will ensure that the shareholders are treated fairly.

An employee must never accept duties within or outside SINOPIA which places him in a situation where he has a conflict of interest with a client or the holders of the unit trusts he manages.

Employees, company agents and board members of an open-ended fund or of a fund management company that is part of the SINOPIA Group must not accept administration or management duties in a group (except for HSBC Group companies) where the open-ended fund or the investment funds under management hold or could hold shares in their portfolio.

The Administrator must refrain from acquiring for unit trust accounts unquoted shares of companies belonging to the HSBC Group or the group promoting the unit trust.

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A Manager may not agree to manage accounts or funds for clients who obviously have a conflict of interest with him. He must refrain from managing accounts or funds both for third parties and for SINOPIA. Consequently SINOPIA's funds and equity capital must be managed by an employee who has no direct responsibility for managing third party accounts.

Outside his professional duties the Manager must ensure that he never renders SINOPIA liable.

The Human Resources Department must be informed and authorisation obtained from them before accepting any paid duties outside SINOPIA, whatever they may be.

Accepting duties in a personal capacity outside SINOPIA must never lead third parties to think that granting administrator mandates, consultancy tasks or any other position will enable them to obtain a favoured position in their professional relationship with SINOPIA's third party management business.

A signatory must never cite belonging to SINOPIA as grounds for trying to take on responsibilities, in a personal capacity, in a body whose activities have no relationship with those of SINOPIA. He must avoid taking on jobs involving responsibilities for financial management, such as treasurer or fund manager. So as to avoid a conflict of interest he must not take on operational duties at a client's without informing the Compliance Officer.

CHAPTER III - MARKET INTEGRITY

Staff involved in transmitting or executing orders for third parties (negotiators) must ensure that all the provisions ensuring market integrity are being complied with properly.

In particular they must never try to manipulate prices or any transaction made at a price different from the market price.

These staff who are all considered sensitive staff by SINOPIA are also warned that their telephone calls are recorded in accordance with market custom and the laws and regulations in force. The practical details of referring to the recordings thus made are determined by an internal procedure.

CHAPTER IV - GIFTS, INVITATIONS AND MISCELLANEOUS BENEFITS

An employee must categorically refrain from requesting or receiving gifts or other benefits from clients, intermediaries or suppliers which would be likely to compromise his impartiality or his independence in coming to decisions either because of their size or their unusual character.

He must not accept from them sums of money or services of any kind provided free of charge or at favourable rates, in particular: travel (tickets, rented accommodation, hotels or any other facility for personal or family holidays), loans at non-market rates, payment for personal or family expenses, legacies or donations from outside the family. The same applies to any gift or offer given to a close relative.

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GIFTS OR BENEFITS WITH AN ESTIMATED VALUE OF LESS THAN 100 EUROS ($ 125 USD(1))
do not require prior authorisation but must be declared in writing immediately to the line manager using the form in the appendix.

GIFTS OR BENEFITS WITH AN ESTIMATED VALUE OF BETWEEN 100 AND 220 EUROS (between 125 and $ 275 USD) must have prior written authorisation from the line manager. If necessary he may ask the advice of the compliance officer before giving his authorisation. The form in the appendix will be used for these authorisations.

AN EMPLOYEE MAY NOT RECEIVE A GIFT WITH AN ESTIMATED VALUE OF MORE THAN 220 EUROS. As an exception, should the refusal of a gift affect the relationship with the client, before accepting the gift the employee must inform his line manager who will decide how to proceed together with the local compliance officer and/ or the specialist compliance officer.

In addition staff must obtain prior approval from the Local Compliance Officer to accept an invitation from professional acquaintances to events outside work.

As a general rule spouses are not allowed at events organised by clients other than events where propriety requires the presence of a spouse (invitation to the opera, invitation to a show, to a reception etc.).

Demonstration invitations (visits by companies, seminars, events where services are presented etc.) must be declared to the line manager for approval using the form in the appendix. If the invitation includes a " leisure " activity you must ensure that it is not one of the major objects of the event. The manager must consult the local compliance officer and/ or the specialist compliance officer before giving his authorisation.

The number of invitations an employee may accept during the year as well as their value must be reasonable. It is up to the line manager to decide whether these invitations are reasonable.

Invitations to leisure events (invitations to events that are predominantly not business events) or geared towards leisure activities such as cultural and sporting events must not be accepted as a general rule. However, should the employee wish to accept this invitation he must first:

- declare this invitation in writing to his line manager who will inform the local compliance officer and/or the specialist compliance officer of it,

- the line manager and the local compliance officer and/or the specialist compliance officer will make up their minds on the opportunity to accept this type of invitation or not,

- should they approve and, for ethical and independence reasons, travel expenses and, if necessary, accommodation expenses for this type of invitation will be borne by the employee unless specific consent has been given by the General Directorate.

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(1) FX RATE USED: 1EURO = 1.25 USD

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CHAPTER V - PREVENTING THE CIRCULATION AND USE OF PRIVILEGED INFORMATION

ORIGINAL TEXT TRANSLATED THEREAFTER IN ITALIC FONT STYLE.

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                     DEFINITION DE L'INFORMATION PRIVILEGIEE

ARTICLE 621-1 DU REGLEMENT GENERAL DE L'AMF:

<< Une information privilegiee est une information qui n'a pas ete rendue publique, qui concerne, directement ou indirectement, un ou plusieurs emetteurs d'instruments financiers, ou un ou plusieurs instruments financiers, et qui si elle etait rendue publique, serait susceptible d'avoir une influence sensible sur le cours des instruments financiers concernes ou le cours d'instruments financiers qui leur sont lies.

Une information est reputee precise si elle fait mention d'un ensemble de circonstances ou d'un evenement qui s'est produit ou qui est susceptible de se produire et s'il est possible d'en tirer une conclusion quant a l'effet possible de ces circonstances ou de cet evenement sur le cours des instruments financiers concernes ou des instruments financiers qui leur sont lies.

Une information, qui si elle etait rendue publique, serait susceptible d'avoir une influence sensible sur le cours des instruments financiers concernes ou des instruments financiers derives qui leur sont lies est une information qu'un investisseur raisonnable serait susceptible d'utiliser comme l'un des fondements de ses decisions d'investissement. >>

ARTICLE 622-1 DU REGLEMENT GENERAL DE L'AMF:

<< Toute personne mentionnee a l'article 622-2 doit s'abstenir d'utiliser
l'information privilegiee qu'elle detient en acquerant ou en cedant, pour son propre compte ou pour le compte d'autrui, soit directement soit indirectement, les instruments financiers auxquels ces instruments sont lies. Elle doit egalement s'abstenir de:

1[d] communiquer cette information a une autre personne en dehors du cadre normal de son travail, de sa profession ou de ses fonctions ou a des fins autres que celles desquelles elle lui a ete communiquee,

2[d] recommander a une personne d'acquerir ou de ceder, ou de faire acquerir ou ceder par une autre personne sur la base d'une information privilegiee, les instruments financiers auxquels se rapportent cette information ou les instruments financiers auxquels ces instruments sont lies. >>

ARTICLE 622-2 DU REGLEMENT GENERAL DE L'AMF:

<< Les obligations d'abstention prevues a l'article 622-1 s'appliquent a toute personne qui detient une information privilegiee en raison de:

1[d] sa qualite de membre des organes d'administration, de direction, de gestion ou de surveillance de l'emetteur,

2[d] sa participation dans le capital de l'emetteur

3[d] son acces a l'information du fait de son travail, de sa profession ou de ses fonctions, ainsi que sa participation a la preparation et a l'execution d'une operation financiere,

4[d] ses activites susceptibles d'etre qualifies de crimes ou de delits

Ces obligations d'abstention s'appliquent egalement a toute autre personne qui detient une information privilegiee et qui sait ou qui aurait du savoir qu'il s'agit d'une information privilegiee. >>

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                        DEFINITION OF INSIDE INFORMATION*

ARTICLE 621-1 OF AMF GENERAL REGULATION: INSIDE INFORMATION IS ANY INFORMATION OF A PRECISE NATURE THAT HAS NOT BEEN MADE PUBLIC, RELATING DIRECTLY OR INDIRECTLY TO ONE OR MORE ISSUERS OF FINANCIAL INSTRUMENTS, OR TO ONE OR MORE FINANCIAL INSTRUMENTS, AND WHICH, IF IT WERE MADE PUBLIC, WOULD BE LIKELY TO HAVE A SIGNIFICANT EFFECT ON THE PRICES OF THE RELEVANT FINANCIAL INSTRUMENTS OR ON PRICES OF RELATED FINANCIAL INSTRUMENTS.

INFORMATION IS DEEMED TO BE PRECISE IF IT INDICATES A SET OF CIRCUMSTANCES OR EVENT THAT HAS OCCUR OR IS LIKELY TO OCCUR AND A CONCLUSION MAY BE DRAWN AS TO THE POSSIBLE EFFECT OF SUCH SET OF CIRCUMSTANCES OR EVENTS ON THE PRICES OF FINANCIAL INSTRUMENTS OR RELATED FINANCIAL INSTRUMENTS.

INFORMATION WHICH, IF IT WERE MADE PUBLIC, WOULD BE LIKELY TO HAVE A SIGNIFICANT EFFECT ON THE PRICES OF FINANCIAL INSTRUMENTS OR RELATED FINANCIAL INSTRUMENTS IS INFORMATION THAT A REASONABLE INVESTOR WOULD BE LIKELY TO USE AS PART OF THE BASIS OF HIS INVESTMENTS DECISIONS.

ARTICLE 622-1 OF AMF GENERAL REGULATION: THE PERSONS REFERRED TO IN ARTICLE 322-2 SHALL REFRAIN FROM USING INSIDE INFORMATION WHEN ACQUIRING OR SELLING, FOR THEIR OWN ACCOUNT OR ON BEHALF OF OTHERS, EITHER DIRECTLY OR INDIRECTLY, THE FINANCIAL INSTRUMENTS TO WHICH THAT INFORMATION PERTAINS OR RELATED FINANCIAL INSTRUMENTS.

SUCH PERSONS SHALL ALSO REFRAIN FROM:

1[d] DISCLOSING SUCH INFORMATION TO ANOTHER PERSON OTHERWISE THAN IN A NORMAL COURSE OF HIS EMPLOYMENT, PROFESSION OR DUTIES, OR FOR A PURPOSE OTHER THAN THAT FOR WHICH THE INFORMATION WAS DISCLOSED TO THEM;

2[d] ADVISING ANOTHER PERSON TO BUY OR SELL, OR TO HAVE BOUGHT OR SOLD BY ANOTHER PERSON, ON A BASIS OF INSIDE INFORMATION, THE FINANCIAL INSTRUMENT TO WHICH SUCH INFORMATION PERTAINS OR RELATED FINANCIAL INSTRUMENTS.

THE ABSTENTION REQUIREMENTS SET FORTH IN THIS ARTICLE DO NOT APPLY TO TRANSACTIONS EFFECTED IN DISCHARGE OF A OBLIGATION THAT AS BECOME DUE TO ACQUIRE OR SELL FINANCIAL INSTRUMENTS, WHERE SUCH OBLIGATION STEMS FROM AN AGREEMENT ENTERED INTO BEFORE THE PERSON CONCERNED HELD INSIDE INFORMATION.

ARTICLE 622-2 OF AMF GENERAL REGULATION: THE ABSTENTION REQUIREMENTS PROVIDED FOR IN ARTICLE 622-1 APPLY TO ANY PERSON HOLDING INSIDE INFORMATION BY VIRTUE
OF:

1[d] HIS MEMBERSHIP OF HE ADMINISTRATIVE, MANAGEMENT OR SUPERVISORY BODIES OF ISSUER;

2[d] HIS HOLDING IN THE ISSUER CAPITAL;

3[d] HIS ACCESS TO SUCH INFORMATION THROUGH THE EXERCISE OF HIS EMPLOYMENT, PROFESSION OR DUTIES, AS WELL AS HIS PARTICIPATION IN THE PREPARATION OR EXECUTION OF A CORPORATE FINANCE TRANSACTION;

4[d] HIS ACTIVITIES THAT MAY BE CHARACTERISED AS CRIMES OR OFFENCES;

THESE ABSTENTION REQUIREMENTS APPLY ALSO TO ANY PERSON WHO HOLD INSIDE INFORMATION AND WHO KNOWS OR SHOULD KNOW, THAT IS INSIDE INFORMATION.

WHERE THE PERSON REFERRED TO HEREIN IS A LEGAL PERSON, THESE ABSTENTION REQUIREMENTS SHALL ALSO APPLY TO NATURAL PERSONS TAKING PART IN THE DECISION TO EFFECT THE TRANSACTION ON BEHALF OF SAID LEGAL PERSON.

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* Non official translation - For information only (AMF OFFICIAL VERSION)

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In accordance with the criminal legislation in force, any employee who has privileged information must not derive any personal gain from this or enable any of his family or friends to derive personal gain from it.

Should an employee come across privileged information by chance, he may not allow clients or unit trusts to profit from it. He must refrain from acting and show the greatest discretion in order not to divulge this information.

If a client with an account managed under mandate or a dedicated unit trust account wants to invest in the securities of a company or a group with which he has capital or contractual connections, the manager, if he knows about these legal connections, must immediately inform the Local Compliance Officer of this; particularly if it involves primary insiders (company agents, administrators, senior management of the company concerned). The manager must refrain from becoming involved in managing his unit trusts/ mandates for shares in companies in which, from his knowledge of the client concerned, is, in a personal capacity or as a legal entity, a major shareholder, company agent, administrator or one of the senior management.

The Local Compliance Officer will keep an up-to-date register of the people who may hold privileged or sensitive information.

The Local Compliance Officer will ensure that no transaction on a security on the list of stocks and shares has gone through a person holding:

- privileged information on the security being monitored,

- information deemed to be sensitive on the security being monitored. Information is considered sensitive as soon as a transaction involving an issuer is planned with a reasonable possibility of success and therefore before its terms have been finalised or determined with any certainty.

The list of securities being monitored includes financial instruments subject to transactions unknown to the public and in which the HSBC Group has a significant role.

Consequently, figuring on the list of securities being monitored means, for employees who know about the plan (from the meeting with the GRMs for example...) in principle must not act on their own account, or on behalf of the legal entity for which they are negotiating on the security concerned.

Employees who are aware of the results of any research, recommendation or analysis which is to be published within 5 days and which is likely to affect the value of a financial instrument must refrain from any investment involving this instrument or an associated instrument until two working days have elapsed since the publication of the results of this analysis.

Finally, some employees considered sensitive may also be prohibited from acting on their own behalf and on behalf of third parties with securities entered on the list of prohibited securities. This list includes financial instruments subject to transactions known to the public and in which the HSBC has a significant role.

CHAPTER VI - PREVENTING MONEY LAUNDERING

If a transaction or a piece of information were to lead to his suspecting money laundering, the employee must inform his line manager immediately who will refer the matter to the Money Laundering Controller Officer (MLCO or the Tracfin Correspondent). In this respect he must be particularly vigilant as regards transactions initiated by clients or intermediaries which seem to him to be unusual, particularly as regards their amount, their frequency, their type, their geographical origin, the legal and financial set ups involved. He must also not divulge information or inquiries regarding a suspicion of money laundering to the client concerned or any other unauthorised person.

A manager must not make tax fraud or the illicit transfer of capital abroad easier by his active involvement. He must be vigilant as regards the origin of managed funds. If he is aware of it, any significant application from an offshore country must be analysed and the Management and the MLCO informed.

The Prevention of Money Laundering procedure is sent to each employee when he joins the company.

Compulsory training will be given to each employee in the year after he joins the company and then regularly depending on any changes in regulations.

For U.S. 40 Act registered funds on which SINOPIA Asset Management acts as an Adviser or as a Sub-Adviser, this Code is designed by extension to abide by the USA Patriot Act.

CHAPTER VII - EXERCISING SHAREHOLDER'S RIGHTS

As unit trusts are made up entirely of shareholders, they all have the option of exercising all the rights and prerogatives associated with the shares they hold. However, the administrator must always refrain from taking an agent's profit from exercising these rights.

1. EXERCISING VOTING RIGHTS AT GENERAL MEETINGS

      - Voting rights at ordinary and extraordinary general meetings will be exercised in accordance with the policy for exercising votes defined by the Sinopia Group.

      - The interests of the management company, the promoter's establishment or the agent, as well as any company in which one of these companies would have a special interest, must never be taken into account. Only the interests of holders must be taken into consideration.

      - The unit trust administrator will give an account of how the voting rights were exercised in the unit trust's annual report.

2. LEGAL REMEDIES

Any involvement on behalf of the unit trust in an association for the defence of shareholders or holders of debt securities presupposes the agreement of the administrator and the board of directors of the open end fund or the management company dealing with the investment funds under a contract made with the association. The fund auditor will be informed of this.

The administrator will first have to ensure that the statutes of the association are compatible with the AFG code of practice regulations.

In order to avoid any behaviour which could be considered an abuse of minority, any involvement in a direct or indirect legal action must involve the manager first consulting the Local Compliance Officer.

3. REPLIES TO CONDITIONAL SECURITIES TRANSACTIONS (TAKEOVER BIDS/ EXCHANGE OFFERS/PUBLIC REPURCHASE OFFERS)

The administrator is free to make a decision on whether to offer shares held by a unit trust for a takeover bid, an exchange offer or a public repurchase offer and must only take into account the interests of the holding unit trust.

He must not take into consideration the interests of the management company, the trustee's establishment or the promoter's, including when the transactions involve one of these companies or a company in which one of these companies has a special interest. In this case the decision-making process must be set up so that it is possible to prove that only the interests of the holders guided the decision.

CHAPTER VIII - DEFENDING THE INTERESTS OF CLIENTS AND HOLDERS OF UNIT TRUST SECURITIES

The manager and the commercial relations manager must have a good knowledge of the clients for whom they provide a management service whether it is by mandate or dedicated unit trusts, particularly as far as their objectives, regulatory constraints and tax situation are concerned.

Staff must show objectivity, meticulousness and moderation in their relations with the clients and try to adapt the services they offer to the clients' situation, the objectives they are pursuing and the risks they are prepared to take.

No guarantee of profits or protection against any losses may be given to the client apart from the products designed for this.

Management transactions must always be made in the sole interests of the client or the bearer of the unit trust securities concerned.

The manager must ensure that the clients and the unit trusts for which he is responsible are treated equally. His orders must be tailored to individual needs as soon as they are sent.

An employee must never think that his privileged connections with clients give him any rights whatsoever on the goodwill involved. He must always bear in mind that they are SINOPIA clients.

CHAPTER IX - TRANSACTIONS PERFORMED IN A PERSONAL CAPACITY ON THE MARKETS

1. GENERAL PROVISIONS FOR TRANSMITTING ORDERS TO FINANCIAL MARKETS.

With regard to transactions made in a personal capacity, all personnel must comply with the rules of the markets involved. In addition, transactions made in a personal capacity by the employee must not impair the normal execution of his duties.

By applying these principles:

-     Employees may not carry out transactions likely to:

o     lead to conflicts of interests with the group's clients,

o exceed his financial resources or which could not be covered by funds that were already available,

o     affect the group's reputation or interests,

o affect his ability to do his job or affect his obligations to the group that employs him,

o be speculative positions or ones which have leverage levels that could undermine the objectivity and mindset employees must show in the service and interests of the clients.

- Apart from the general provisions set out above, staff are subject to the following obligations:

o to declare to the Local Compliance Officer the existence of their securities accounts and the fact that they have opened and closed them. This obligation applies to all the accounts for which they have the right to act, i.e. of which they are owners or for which they are agents (personal account, joint bank account, account owned jointly etc.) (cf. Appendix 1).

o to agree by express mandate the lifting of their entitlement to banking secrecy for their accounts,

o to authorise the employer to be informed of the details of transactions since they joined the company.

-     The employee must not be involved in a personal capacity in:

o group financial instruments if he is in possession of privileged information on the group that it not public knowledge.

o derivative products (except for stock options reserved for employees) for the group's financial instruments.

Apart from when taking up an option, staff may not purchase and sell the same financial instrument in one day, sell options on the securities in the portfolio without a counter offer, use forward contracts without a margin requirement and generally not take up any short positions.

Employees who make transactions on markets must always comply with the common law procedures applicable to the individuals' clients. An employee may never sent orders directly to the market or a bargaining table. These provisions apply to transactions made on any account for which the employee is able to act.

2. PROVISIONS SUITABLE FOR PERSONNEL WHO ARE CONSIDERED TO BE IN A "SENSITIVE SITUATION"

Apart from the provisions set out above, employees who are considered to be in a "sensitive situation" as defined in the preamble of this code, must comply with the following provisions:

      2.1 - INITIAL AND ANNUAL BROKERAGE ACCOUNT DISCLOSURE AND HOLDINGS REPORT

Staff who are considered to be in a sensitive situation ("Access Persons") must give the Local Compliance Officer a detailed statement of the positions that he holds on his securities accounts provided by his bank(s) or his financial agent(s) within 10 days of joining the company. This statement is also required on an annual basis (see Chapter XI).

      2.2 - TRADE PRECLEARANCE PROCEDURE

Before sending them to their intermediary (brokers), SINOPIA staff must declare any transaction other than purchasing or selling unit trust stocks or shares to the Local Compliance Officer (cf. Appendix 2).

However, staff who have an executive or management function for the unit trusts or are a company agent for them, either in a personal capacity or as a representative, must declare any unit trust transaction to the Local Compliance Officer.

Should the Local Compliance Officer consider any order incompatible with the provisions or principles of this code, he may forbid the transmission of this order. The authorisation given is valid until the trading day following the authorisation date.

The reporting to the Local Compliance Officer is not required for any unit trust transaction made under the Company Savings Plan, except for CCFH funds invested in HSBC securities (except for Blackout Periods during which no transaction is permitted).

The register of options taken up is kept by human resources and may be consulted by the Local Compliance Officer.

No preclearance reporting is required for transactions made when management of the employee's portfolio has been delegated to an approved establishment on condition that the mandate states expressly that the principal may not place any orders on the account concerned.

The employee must ensure that the mandate expressly makes it impossible for the agent to trade HSBC Group securities. Any financial instrument issued by a company of which the group holds at least 20% of the capital is considered an HSBC Group security.

No reporting is required for the sale or purchase of subscription rights for transactions on securities of issuers who are not members of the HSBC group in order to avoid odd lots.

      2.3 - SPECIAL CASE FOR HSBC SECURITIES FOR PERSONNEL IN A SENSITIVE
      POSITION

Transactions made in a personal capacity on HSBC Group securities and, in particular, HSBC Holdings plc securities must also be first declared to the Local Compliance Officer He may forbid the transmission of this order if he considers the order incompatible with the general provisions set out in this document and with the regulations.

      2.3.1 - BLACKOUT PERIOD

Any transaction on HSBC Group financial instruments (trading HSBC Group securities, shares in H funds, HSBC stock from the taking up of stock options, taking up Sinopia options) will be prohibited during blackout periods which will be notified to sensitive staff by the Local Compliance Officer unless there are exceptional circumstances (death etc.).

These periods will correspond particularly to periods preceding the company's announcement of results, starting on 31st December and 30th June and ending on the day the annual or half-yearly results of the company concerned are published.

The ban on trading during restriction periods will not include transactions made under an accumulation plan for CCFH funds in which the group's securities are acquired as a result of a permanent order picking system which was given before the beginning of the prohibited period. In exceptional circumstances they may require a dispensation regarding these restrictions which will only involve transfers.

      2.3.2 - SPECULATIVE TRANSACTIONS

Speculative transactions (less than 30 trading days between purchase and sale) are always prohibited on HSBC stock.

      2.3.3 - OPTIONS TRANSACTIONS

Any options transactions relating to stock issued by the HSBC Group is forbidden except for taking up stock options outside the blackout period.

      2.4 - MISCELLANEOUS PROVISIONS.

So as never to run the risk of damaging market integrity, staff must comply with the following provisions:

- they are banned from transmitting an order in a personal capacity for securities for which orders are being executed for the portfolios for which they are responsible.

- they are banned from buying or selling securities within 2 days before or after transmitting an order for these securities to the market for the management account.

- Holding period: Following the purchase of a financial instrument which requires prior authorisation, the employee must keep the stock acquired for 30 days before assigning it. He may not get round this rule by operating on the derivative product market. The employee will have the option to request a dispensation in writing from the Local Compliance Officer giving the reasons for his request. He does not have to observe this 30 day period in the following cases:

            o An assignment occurring following issues on the primary market, listing on the Stock Exchange, privatisations in which the HSBC Group is not involved in the syndication or origination of the transaction.

            o     An assignment occurring as a result of a public offer.

            o An assignment of securities following taking up options acquired more than 30 days ago.

      2.5 - QUARTERLY PERSONAL SECURITIES TRANSACTIONS CERTIFICATION

Within 10 days of the end of each calendar quarter, employees in a sensitive situation must:

      - Either declare on their honour that they have complied with the procedure for placing orders during the past quarter and that they have, in particular, declared all their transaction orders to the Local Compliance Officer before transmitting them.

      - Or provide a list of transactions performed during the past quarter if their financial intermediary is able to supply it to them.

CHAPTER X - USING SINOPIA SUPPLIERS OR CONTRACTORS

Apart from common services or those involving low amounts, signatories must generally be banned from approaching SINOPIA suppliers. Anyway, using suppliers or contractors with whom SINOPIA has a business relationship for private purposes must never lead to a signatory seeking favourable terms.

CHAPTER XI - ANNUAL PERSONAL SECURITIES TRANSACTIONS CERTIFICATION

Within the first two weeks of January each year employees must certify on their own initiative that:

o     They have read and agreed to this Code of Ethics.

o     During the past year they have observed the rules of the Code of Ethics.

Employees in a sensitive situation must also certify that they have reported their personal transactions during the past year as stipulated in the Code of Ethics.

On 31st December each year staff considered to be in a sensitive situation must send the Local Compliance Officer a detailed statement of the positions he holds on his securities accounts provided by his bank(s) or his financial intermediary(ies) (brokers).

Information contained in this annual report must not be older than 45 days. (Rule 17j-1 of 40 Act and Adviser Act)

Recordkeeping:

SINOPIA keeps record of all documents for a period of 5 years. (Rule 17j-1 of 40 Act and Adviser Act)

WE ASK YOU TO RETURN A SIGNED AND DATED COPY OF THIS DOCUMENT (ALL PAGES MUST BE INITIALLED), WITH THE HANDWRITTEN NOTE: "I, THE UNDERSIGNED, ACKNOWLEDGE THAT IHAVE RECEIVED AN IDENTICAL COPY TO THIS ONE", MARKED CONFIDENTIAL, TO THE LOCAL COMPLIANCE OFFICER

DRAWN UP IN PARIS ON:

SURNAME:
FIRST NAME:

SIGNATURE:

ENCLOSURES

      - Securities accounts disclosure form

      - Employee Trade Preclearance Form

      - Form for registering gifts or benefits received

      - Extracts from the Monetary and Financial Code

      - Extracts from the General AMF Regulations

      - AFG Code of Practice Regulations.

                 APPENDIX 1: DISCLOSURE OF SECURITIES' ACCOUNTS

                            SINOPIA ASSET MANAGEMENT
                          SINOPIA - MANAGEMENT COMPANY
                           SINOPIA FINANCIAL SERVICES

SURNAME:

FIRST NAME:

[ ]     I am not a holder of or agent for securities accounts

        If I subsequently become a holder of or agent for such accounts I am bound to declare this to the SINOPIA Local Compliance Officer.

[ ]     I hold the following securities accounts:

        SPECIFY THE TYPE OF ACCOUNTS (PERSONAL ACCOUNT, JOINT ACCOUNT, MANAGED ACCOUNT) AS WELL AS THEIR NUMBERS AND THE NAME OF THE INSTITUTIONS HOLDING THE ACCOUNTS.

        Type               Number                   Institution

[ ]     I am an agent for the following securities accounts:

        STATE THE ACCOUNT NUMBERS THE NAME OF THE HOLDER(S) AND THE NAME OF THE INSTITUTIONS HOLDING THESE ACCOUNTS.

        Holder             Number                   Institution

Date and Signature

                  APPENDIX 2: EMPLOYEE TRADE PRECLEARANCE FORM

                            SINOPIA ASSET MANAGEMENT
                          SINOPIA - SOCIETE DE GESTION
                           SINOPIA FINANCIAL SERVICES

--------------------------------------------------------------------------------

Purchase/Sale

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underlying

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Security
(if derivative product transaction)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Market/ Financial Intermediary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Quantity (and rough
amount/type of order (limit etc.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Date and Time

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPULSORY NAME AND SIGNATURE:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Local Compliance Officer notification

--------------------------------------------------------------------------------

           APPENDIX 3: FORM FOR REGISTERING GIFTS OR BENEFITS RECEIVED

                            SINOPIA ASSET MANAGEMENT
                          SINOPIA - SOCIETE DE GESTION
                           SINOPIA FINANCIAL SERVICES

Gift(2)           X

Benefit(3)        X

--------------------------------------------------------------------------------
Description of the gift/benefit
(attach the delivery note if
possible).
--------------------------------------------------------------------------------

Delivery note attached

--------------------------------------------------------------------------------
Person/Company giving the gift
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SINOPIA connections with the person giving the gift(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Estimated value of the gift/ benefit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Any comments (circumstances,
details of the expenses involved
in the event of a seminar etc.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SURNAME:
DATE:
SIGNATURE:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Local Compliance Officer notification

--------------------------------------------------------------------------------

----------
(2) Material object of any kind or ticket to an event sent to the interested party and therefore transferable or exchangeable.

(3) Invitation to a dinner, a professional seminar, a show (special session).

(4) Information to be provided if the connection is not obviously known by control.

              APPENDIX 4: EXTRAITS DU CODE MONETAIRE ET FINANCIER

                     (MONETARY AND FINANCIAL CODE - EXTRACT)

THE ENGLISH LANGUAGE TRANSLATION HAS BEEN PREPARED FOR INFORMATION PURPOSES
ONLY.

THE FRENCH VERSION ALONE IS INTENDED TO SATISFY LEGAL REQUIREMENTS.

ORIGINAL TEXT TRANSLATED THEREAFTER IN ITALIC FONT STYLE.

Art. L. 621-14. - La Commission des operations de bourse peut ordonner qu'il soit mis fin aux pratiques contraires a ses reglements, lorsque ces pratiques ont pour effet de:

1. Fausser le fonctionnement du marche;

2. Procurer aux interesses un avantage injustifie qu'ils n'auraient pas obtenu dans le cadre normal du marche;

3. Porter atteinte a l'egalite d'information et de traitement des investisseurs ou a leurs interets;

4. Faire beneficier les emetteurs et les investisseurs des agissements d'intermediaires contraires a leurs obligations professionnelles.

Art. L. 621-15. - A l'encontre des auteurs des pratiques mentionnees a L. 621-14, la Commission des operations de bourse peut, apres une procedure contradictoire, prononcer les sanctions suivantes:

1. Une sanction pecuniere qui ne peut exceder dix millions de francs

2. Ou, lorsque des profits ont ete realises, une sanction pecuniaire qui ne peut exceder le decuple de leur montant. Le montant de la sanction pecuniaire doit etre fonction de la gravite des manquements commis et en relation avec les avantages ou les profits tires de ces manquements. Les interesses peuvent se faire representer ou assister. La Commission des operations de bourse peut egalement ordonner la publication de sa decision dans les journaux ou publications qu'elle designe. En cas de sanction pecuniaire, les frais sont supportes par les interesses. Les decisions de la Commission des operations de bourse sont motivees. En cas de sanction pecuniaire, les sommes sont versees au Tresor public.

Art. L. 621-16. - Lorsque la Commission des operations de bourse a prononce une sanction pecuniaire devenue definitive avant que le juge penal ait statue definitivement sur les memes faits ou des faits connexes, celui-ci peut ordonner que la sanction pecuniaire s'impute sur l'amende qu'il prononce.

Art. L642-3.Est puni d'un emprisonnement de deux ans et d'une amende de 300 000 euros le fait, pour toute personne, de mettre obstacle aux mesures de sequestre ou de ne pas respecter l'interdiction temporaire d'activite professionnelle prononcees en application de l'article L. 621-13.

Est puni d'un emprisonnement de deux ans et d'une amende de 75 000 euros le fait, pour toute personne, de ne pas consigner la somme fixee par le juge, en application de l'article L. 621-13, dans le delai de quarante-huit heures suivant la date a laquelle la decision est devenue executoire.

Art. L. 465-1. - Est puni de deux ans d'emprisonnement et d'une amende de dix millions de francs dont le montant peut etre porte au-dela de ce chiffre, jusqu'au decuple du montant du profit eventuellement realise, sans que l'amende puisse etre inferieure a ce meme profit, le fait, pour les dirigeants d'une societe mentionnee a l'article L. 225-108 du code de commerce, et pour les personnes disposant, a l'occasion de l'exercice de leur profession ou de leurs fonctions, d'informations privilegiees sur les perspectives ou la situation d'un emetteur dont les titres sont negocies sur un marche reglemente ou sur les perspectives d'evolution d'un instrument financier admis sur un marche reglemente, de realiser ou de permettre de realiser, soit directement, soit par personne interposee, une ou Plusieurs operations avant que le public ait connaissance de ces informations.

Est puni de six mois d'emprisonnement et de cent mille francs d'amende le fait, pour toute personne disposant dans l'exercice de sa profession ou de ses fonctions d'une information privilegiee sur les perspectives ou la situation d'un emetteur dont les titres sont negocies sur un marche reglemente ou sur les perspectives d'evolution d'un instrument financier admis sur un marche reglemente, de la communiquer a un tiers en dehors du cadre normal de sa profession ou de ses fonctions.

Est puni des peines prevues au premier alinea le fait, pour toute personne, de repandre dans le public par des voies et moyens quelconques des informations fausses ou trompeuses sur les perspectives ou la situation d'un emetteur dont les titres sont negocies sur un marche reglemente ou sur les perspectives d'evolution d'un instrument financier admis sur un marche reglemente, de nature a agir sur les cours.

Art. L. 465-2. - Est puni des peines prevues au premier alinea de l'article L. 465-1 le fait, pour toute personne, d'exercer ou de tenter d'exercer, directement ou par personne interposee, une manoeuvre ayant pour objet d'entraver le fonctionnement regulier d'un marche d'instruments financiers en induisant autrui en erreur.

Art. L. 465-3. - Les personnes morales peuvent etre declarees responsables penalement dans les conditions prevues par l'article 121-2 du code penal, des infractions definies aux articles L. 465-1 et L. 465-2.

Les peines encourues par les personnes morales sont:

1. L'amende suivant les modalites prevues par l'article 131-38 du code penal;

2. Les peines mentionnees a l'article 131-39 du code penal.

L'interdiction mentionnee au 2o de l'article 131-39 du code penal porte sur l'activite dans l'exercice ou a l'occasion de l'exercice de laquelle l'infraction a ete commise.

--------------------------------------------------------------------------------

                          MONETARY AND FINANCIAL CODE*

ARTICLE L621-14

(ACT NO. 2003-706 OF 1 AUGUST 2003 ART. 1, ART. 12 I, ART. 13 OFFICIAL JOURNAL OF 2 AUGUST 2003)

(ACT NO. 2005-842 OF 26 JULY 2005 ART. 30 I OFFICIAL JOURNAL OF 27 JULY 2005)

      I. - THE BOARD MAY, AFTER GIVING THE PERSON CONCERNED AN OPPORTUNITY TO PRESENT HIS EXPLANATIONS, ORDER THE CESSATION, IN FRANCE AND ABROAD, OF ALL BREACHES OF THE OBLIGATIONS IMPOSED BY THE LAWS OR REGULATIONS OR BY PROFESSIONAL RULES INTENDED TO PROTECT INVESTORS FROM INSIDER TRADING, PRICE RIGGING AND DISSEMINATION OF FALSE INFORMATION, AND ANY OTHER BREACH LIKELY TO JEOPARDISE INVESTOR PROTECTION OR THE PROPER OPERATION OF THE MARKET. SUCH DECISIONS MAY BE MADE PUBLIC.

      THE BOARD ALSO EXERCISES POWERS IDENTICAL TO THOSE REFERRED TO IN THE PREVIOUS PARAGRAPH TO DEAL WITH BREACHES OF THE OBLIGATIONS RESULTING FROM THE LAWS OR REGULATIONS INTENDED TO PROTECT INVESTORS AND THE MARKET FROM INSIDER TRADING, PRICE RIGGING AND DISSEMINATION OF FALSE INFORMATION COMMITTED IN FRANCE IN CONNECTION WITH FINANCIAL INSTRUMENTS ADMITTED TO TRADING ON A REGULATED MARKET OF ANOTHER EUROPEAN COMMUNITY OR EUROPEAN ECONOMIC AREA MEMBER STATE OR IN RESPECT OF WHICH AN APPLICATION FOR ADMISSION TO TRADING ON SUCH A MARKET HAS BEEN SUBMITTED.

      II. - THE CHAIRMAN OF THE FINANCIAL MARKETS AUTHORITY MAY ASK THE COURT TO ORDER THE PERSON RESPONSIBLE FOR THE PRACTICE DETECTED TO COMPLY WITH THE LAWS OR REGULATIONS AND END THE IRREGULARITY OR ELIMINATE ITS EFFECTS.

      THE REQUEST IS BROUGHT BEFORE THE PRESIDING JUDGE OF THE TRIBUNAL DE GRANDE INSTANCE OF PARIS RULING ON A SUMMARY BASIS, WHOSE DECISION IS IMMEDIATELY ENFORCEABLE. HE MAY AUTOMATICALLY TAKE ANY PROTECTIVE MEASURE AND IMPOSE A COERCIVE FINE PAYABLE TO THE TRESOR PUBLIC FOR EXECUTION OF HIS ORDER.

----------
* Only the French versions of the texts published in the Official Journal have legal force and that the translations are provided for information purposes only.

      IF CRIMINAL PROCEEDINGS ARE BROUGHT, THE COERCIVE FINE, IF ONE HAS BEEN IMPOSED, IS NOT COLLECTED UNTIL THE DECISION IN THE PUBLIC ACTION BECOMES FINAL.

ARTICLE L621-15

(ORDER NO. 2000-916 OF 19 SEPTEMBER 2000 ART. 3 OFFICIAL JOURNAL OF 22 SEPTEMBER 2002 EFFECTIVE 1 JANUARY 2002)

(ACT NO. 2003-706 OF 1 AUGUST 2003 ART. 1, ART. 14 I, II OFFICIAL JOURNAL OF 2 AUGUST 2003)

(ORDER NO. 2005-429 OF 6 MAY 2005 ART. 82, ART. 83 OFFICIAL JOURNAL OF 7 MAY
2005)

(ACT NO. 2005-842 OF 26 JULY 2005 ART. 30 II OFFICIAL JOURNAL OF 27 JULY 2005)

(ACT NO. 2005-1564 OF 15 DECEMBER 2005 ART. 14 OFFICIAL JOURNAL OF 16 DECEMBER
2005)

      I. - THE BOARD EXAMINES THE INVESTIGATION OR INSPECTION REPORT DRAWN UP BY THE FINANCIAL MARKETS AUTHORITY, OR THE REQUEST FORMULATED BY THE GOVERNOR OF THE BANK OF FRANCE, AS CHAIRMAN OF THE BANKING COMMISSION, OR BY THE CHAIRMAN OF THE INSURANCE AND MUTUAL SOCIETIES SUPERVISORY AUTHORITY.

      IF IT DECIDES TO INITIATE DISCIPLINARY PROCEEDINGS, IT INFORMS THE PERSONS CONCERNED OF THE ALLEGATIONS AND SENDS DETAILS THEREOF TO THE DISCIPLINARY COMMITTEE. THE LATTER APPOINTS A RAPPORTEUR FROM AMONG ITS MEMBERS. THE DISCIPLINARY COMMITTEE IS NOT COMPETENT TO HEAR FACTS WHICH DATE BACK MORE THAN THREE YEARS IF NO ACTION WAS TAKEN TO DETECT, RECORD OR SANCTION THEM DURING THAT PERIOD.

      IN AN EMERGENCY, THE BOARD MAY SUSPEND THE ACTIVITIES OF THE PERSONS REFERRED TO IN A) AND B) OF II AGAINST WHOM DISCIPLINARY PROCEEDINGS ARE INITIATED.

      IF THE BOARD SENDS THE REPORT REFERRED TO IN THE FIRST PARAGRAPH TO THE PUBLIC PROSECUTOR, THE BOARD MAY DECIDE TO MAKE THAT FACT PUBLIC.

      II. - FOLLOWING AN ADVERSARY PROCEDURE, THE DISCIPLINARY COMMITTEE MAY IMPOSE A PENALTY ON THE FOLLOWING PERSONS:

      A) PERSONS REFERRED TO IN 1 TO 8 AND 11 AND 12 OF II OF ARTICLE L. 621-9, IN RESPECT OF ANY BREACH OF THEIR PROFESSIONAL OBLIGATIONS IMPOSED BY THE APPLICABLE LAWS, REGULATIONS AND PROFESSIONAL RULES APPROVED BY THE FINANCIAL MARKETS AUTHORITY, WITHOUT PREJUDICE TO THE PROVISIONS OF ARTICLE L. 613-21;

      B) NATURAL PERSONS PLACED UNDER THE AUTHORITY OF, OR ACTING ON BEHALF OF, A PERSON REFERRED TO IN 1 TO 8, 11 AND 12 OF II OF ARTICLE L. 621-9 FOR ANY BREACH OF THEIR PROFESSIONAL OBLIGATIONS IMPOSED BY THE APPLICABLE LAWS, REGULATIONS AND PROFESSIONAL RULES APPROVED BY THE FINANCIAL MARKETS AUTHORITY, WITHOUT PREJUDICE TO THE PROVISIONS OF ARTICLE L. 613-21;

      C) ANY PERSON WHO, IN FRANCE OR ABROAD, HAS CARRIED OUT OR ATTEMPTED TO CARRY OUT AN INSIDER DEAL OR HAS MANIPULATED EXCHANGE RATES, CIRCULATED FALSE INFORMATION OR IS GUILTY OF ANY OTHER BREACH REFERRED TO IN THE FIRST PARAGRAPH OF I OF ARTICLE L. 621-14, WHEN SUCH ACTS RELATE TO A FINANCIAL INSTRUMENT ISSUED BY A PERSON OR ENTITY WHO MAKE PUBLIC OFFERINGS OR ADMITTED TO TRADING ON A FINANCIAL INSTRUMENTS MARKET OR FOR WHOM AN APPLICATION FOR ADMISSION TO TRADING ON SUCH A MARKET HAS BEEN SUBMITTED, AS DETERMINED BY THE GENERAL REGULATIONS OF THE FINANCIAL MARKETS AUTHORITY;

       D) ANY PERSON WHO, IN FRANCE, HAS CARRIED OUT OR ATTEMPTED TO CARRY OUT AN INSIDER DEAL OR HAS MANIPULATED EXCHANGE RATES, CIRCULATED FALSE INFORMATION OR IS GUILTY OF ANY OTHER BREACH REFERRED TO IN THE FIRST PARAGRAPH OF I OF ARTICLE L. 621-14, WHEN SUCH ACTS RELATE TO A FINANCIAL INSTRUMENT ADMITTED TO TRADING ON A REGULATED MARKET OF ANOTHER EUROPEAN COMMUNITY OR EUROPEAN ECONOMIC AREA MEMBER STATE OR FOR WHOM AN APPLICATION FOR ADMISSION TO TRADING ON SUCH A MARKET HAS BEEN SUBMITTED.

      III. - THE PENALTIES APPLICABLE ARE:

      A) FOR THE PERSONS REFERRED TO IN 1 TO 8, 11 AND 12 OF II OF ARTICLE L. 621-9, A WARNING, A REPRIMAND, OR TEMPORARY OR PERMANENT PROHIBITION FROM PROVIDING SOME OR ALL OF THE SERVICES OFFERED; THE DISCIPLINARY COMMITTEE MAY PRONOUNCE, EITHER INSTEAD OF, OR IN ADDITION TO, THOSE PENALTIES, A FINANCIAL PENALTY OF AN AMOUNT NOT EXCEEDING 1.5 MILLION EUROS OR TEN TIMES THE AMOUNT OF ANY PROFIT REALISED; THE SUMS ARE PAID TO THE GUARANTEE FUND TO WHICH THE PERSON PENALISED IS AFFILIATED, OR, FAILING THIS, TO THE TRESOR PUBLIC;

      B) FOR NATURAL PERSONS PLACED UNDER THE AUTHORITY OF, OR ACTING ON BEHALF OF, A PERSON REFERRED TO IN 1 TO 8, 11 AND 12 OF II OF ARTICLE L. 621-9, A WARNING, A REPRIMAND, TEMPORARY OR PERMANENT WITHDRAWAL OF THEIR PROFESSIONAL CARD, TEMPORARY OR PERMANENT PROHIBITION FROM ENGAGING IN SOME OR ALL OF THEIR ACTIVITIES; THE DISCIPLINARY COMMITTEE MAY PRONOUNCE, EITHER INSTEAD OF, OR IN ADDITION TO, THOSE PENALTIES, A FINANCIAL PENALTY OF AN AMOUNT NOT EXCEEDING 1.5 MILLION EUROS OR TEN TIMES THE AMOUNT OF ANY PROFIT REALISED IN THE CASE OF PRACTISES REFERRED TO IN C) AND D) OF II, OR 300,000 EUROS OR FIVE TIMES THE AMOUNT OF ANY PROFIT REALISED IN OTHER CASES; THE SUMS ARE PAID TO THE GUARANTEE FUND TO WHICH THE LEGAL ENTITY UNDER WHOSE AUTHORITY OR ON WHOSE BEHALF THE PERSON PENALISED ACTED IS AFFILIATED, OR, FAILING THIS, TO THE TRESOR PUBLIC;

      C) FOR PERSONS OTHER THAN THOSE REFERRED TO IN II OF ARTICLE L. 621-9 WHO PERPETRATE FACTS REFERRED TO IN C) AND D) OF II, A FINANCIAL PENALTY OF AN AMOUNT NOT EXCEEDING 1.5 MILLION EUROS OR TEN TIMES THE AMOUNT OF ANY PROFIT REALISED; THE SUMS ARE PAID TO THE TRESOR PUBLIC.

      THE AMOUNT OF THE PENALTY MUST BE COMMENSURATE WITH THE SERIOUSNESS OF THE BREACHES COMMITTED AND ANY ADVANTAGES OR PROFITS DERIVED FROM THOSE BREACHES.

      IV. - IF THE RAPPORTEUR IS NOT PRESENT, THE DISCIPLINARY COMMITTEE RULES ON THE BASIS OF A REASONED

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DECISION. NO PENALTY MAY BE IMPOSED UNLESS THE PERSON CONCERNED OR HIS
REPRESENTATIVE HAS BEEN HEARD OR, FAILING THAT, DULY SUMMONED.

      V. - THE DISCIPLINARY COMMITTEE MAY PUBLISH ITS DECISION IN THE PUBLICATIONS, JOURNALS OR OTHER MEDIA WHICH IT DESIGNATES. THE COST THEREOF IS BORNE BY THE PERSONS PENALISED.

ARTICLE L621-16

(ACT NO. 2003-706 OF 1 AUGUST 2003 ART. 1, ART. 14 I, ART. 46 III 29 OFFICIAL JOURNAL OF 2 AUGUST 2003)

(ORDER NO. 2005-429 OF 6 MAY 2005 ART. 82 OFFICIAL JOURNAL OF 7 MAY 2005)

      WHEN THE DISCIPLINARY COMMITTEE OF THE FINANCIAL MARKETS AUTHORITY HAS IMPOSED A FINANCIAL PENALTY WHICH HAS BECOME FINAL BEFORE THE CRIMINAL JUDGE HAS GIVEN A FINAL RULING ON THE SAME FACTS OR RELATED FACTS, THE LATTER MAY ORDER THAT THE FINANCIAL PENALTY BE SET OFF AGAINST THE FINE HE IMPOSES.

ARTICLE L642-3

(ORDER NO. 2000-1223 OF 14 DECEMBER 2000, OFFICIAL JOURNAL OF 16 DECEMBER 2000)

(ORDER NO. 2000-916 OF 19 SEPTEMBER 2000 ARTICLE 3, OFFICIAL JOURNAL OF 22 SEPTEMBER 2002 EFFECTIVE 1 JANUARY 2002)

(ACT NO. 2003-706 OF 1 AUGUST 2003 ARTICLE 21 I, IV, ARTICLE 48 II 7, OFFICIAL JOURNAL OF 2 AUGUST 2003)

      THE FACT OF ANY PERSON OBSTRUCTING SEQUESTRATION MEASURES OR NOT RESPECTING A TEMPORARY PROHIBITION ON PROFESSIONAL ACTIVITY IMPOSED PURSUANT TO ARTICLE L. 621-13 SHALL INCUR A PENALTY OF TWO YEARS' IMPRISONMENT AND A FINE OF 300,000 EUROS.

      THE FACT OF ANY PERSON NOT CONSIGNING THE SUM DETERMINED BY THE JUDGE PURSUANT TO ARTICLE L. 621-13 WITHIN FORTY-EIGHT HOURS OF THE DATE ON WHICH THE DECISION BECAME ENFORCEABLE SHALL INCUR A PENALTY OF TWO YEARS' IMPRISONMENT AND A FINE OF 75,000 EUROS.

ARTICLE L465-1

(ACT NO. 2001-1062 OF 15 NOVEMBER 2001 ART. 33 VIII OFFICIAL JOURNAL OF 16 NOVEMBER 2001)

(ORDER NO. 2000-916 OF 19 SEPTEMBER 2000 ART. 3 OFFICIAL JOURNAL OF 22 SEPTEMBER 2002 EFFECTIVE 1 JANUARY 2002)

(ACT NO. 2005-842 OF 26 JULY 2005 ART. 30 III OFFICIAL JOURNAL OF 27 JULY 2005)

      EXECUTIVES OF A COMPANY REFERRED TO IN ARTICLE L. 225-109 OF THE COMMERCIAL CODE, OR PERSONS WHO, THROUGH THE PRACTICE OF THEIR PROFESSION OR THE PERFORMANCE OF THEIR FUNCTIONS, OBTAIN PRIVILEGED INFORMATION CONCERNING THE PROSPECTS OR THE SITUATION OF AN ISSUER WHOSE SECURITIES ARE ADMITTED TO TRADING ON A REGULATED MARKET OR THE LIKELY PERFORMANCE OF A FINANCIAL INSTRUMENT ADMITTED TO TRADING ON A REGULATED MARKET, EITHER DIRECTLY OR THROUGH AN INTERMEDIARY, AND WHO CARRY OUT OR FACILITATE ONE OR MORE TRANSACTIONS BEFORE THE PUBLIC HAS KNOWLEDGE OF THAT INFORMATION SHALL INCUR A PENALTY OF TWO YEARS' IMPRISONMENT AND A FINE OF 1,500,000 EUROS, WHICH AMOUNT MAY BE INCREASED TO A FIGURE REPRESENTING UP TO TEN TIMES THE AMOUNT OF ANY PROFIT REALISED AND SHALL NEVER BE LESS THAN THE AMOUNT OF THAT SAME PROFIT.

      WHOEVER, THROUGH THE PRACTICE OF HIS PROFESSION OR THE PERFORMANCE OF HIS FUNCTIONS, OBTAINS PRIVILEGED INFORMATION CONCERNING THE PROSPECTS OR THE SITUATION OF AN ISSUER WHOSE SECURITIES ARE ADMITTED TO TRADING ON A REGULATED MARKET OR THE LIKELY PERFORMANCE OF A FINANCIAL INSTRUMENT ADMITTED TO TRADING ON A REGULATED MARKET, AND COMMUNICATES THAT INFORMATION TO A THIRD PARTY OUTSIDE THE NORMAL FRAMEWORK OF HIS PROFESSION OR HIS FUNCTIONS SHALL INCUR A PENALTY OF ONE YEAR'S IMPRISONMENT AND A FINE OF 150,000 EUROS.

      ANY PERSON, OTHER THAN THOSE REFERRED TO IN THE PREVIOUS TWO PARAGRAPHS, WHO KNOWINGLY OBTAINS PRIVILEGED INFORMATION CONCERNING THE SITUATION OR THE PROSPECTS OF AN ISSUER WHOSE SECURITIES ARE ADMITTED TO TRADING ON A REGULATED MARKET OR THE LIKELY PERFORMANCE OF A FINANCIAL INSTRUMENT ADMITTED TO TRADING ON A REGULATED MARKET AND DIRECTLY OR INDIRECTLY COMMUNICATES THAT INFORMATION, OR ALLOWS IT TO BE COMMUNICATED, TO A THIRD PARTY BEFORE THE PUBLIC HAS KNOWLEDGE THEREOF, SHALL INCUR A PENALTY OF ONE YEAR'S IMPRISONMENT AND A FINE OF 150,000 EUROS. IF THE INFORMATION IN QUESTION IS USED IN THE COMMISSION OF A CRIME OR AN OFFENCE, THE SENTENCE SHALL BE INCREASED TO SEVEN YEARS' IMPRISONMENT AND A FINE OF 1,500,000 EUROS IF THE AMOUNT OF THE PROFIT REALISED IS BELOW THAT FIGURE.

ARTICLE L465-2

(ACT NO. 2005-842 OF 26 JULY 2005 ART. 30 IV OFFICIAL JOURNAL OF 27 JULY 2005)

      THE PENALTIES IMPOSED BY THE FIRST PARAGRAPH OF ARTICLE L. 465-1 ALSO APPLY TO WHOEVER CARRIES OUT OR ATTEMPTS TO CARRY OUT, DIRECTLY OR THROUGH AN INTERMEDIARY, A MANOEUVRE INTENDED TO IMPEDE THE NORMAL OPERATION OF A REGULATED MARKET BY MISLEADING OTHERS.

      THE PENALTIES IMPOSED BY THE FIRST PARAGRAPH OF ARTICLE L. 465-1 APPLY LIKEWISE TO WHOEVER PUBLICLY DISSEMINATES, VIA WHATEVER CHANNEL OR MEANS, ANY FALSE OR DECEPTIVE INFORMATION CONCERNING

THE PROSPECTS OR THE SITUATION OF AN ISSUER WHOSE SECURITIES ARE TRADED ON A REGULATED MARKET, OR THE LIKELY PERFORMANCE OF A FINANCIAL INSTRUMENT ADMITTED TO TRADING ON A REGULATED MARKET, WHICH MIGHT AFFECT THE PRICE THEREOF.

ARTICLE L465-3

(INSERTED BY ORDER NO. 2000-1223 OF 14 DECEMBER 2000, OFFICIAL JOURNAL OF 16 DECEMBER 2000)

      LEGAL ENTITIES MAY BE DECLARED CRIMINALLY LIABLE FOR THE OFFENCES INDICATED IN ARTICLES L. 465-1 AND L. 465-2, AS STATED IN ARTICLE 121-2 OF THE PENAL CODE.

      THE PENALTIES THUS INCURRED BY THE LEGAL ENTITIES ARE:

      1 A FINE AS PROVIDED FOR IN ARTICLE 131-38 OF THE PENAL CODE. 1 A FINE AS PROVIDED FOR IN ARTICLE 131-38 OF THE PENAL CODE.

      2 THE PENALTIES REFERRED TO IN ARTICLE 131-39 OF THAT SAME CODE.

      THE DISQUALIFICATION REFERRED TO IN 2 OF ARTICLE 131-39 OF THE PENAL CODE RELATES TO THE ACTIVITY IN CONNECTION WITH WHICH, OR IN PARALLEL WITH WHICH, THE OFFENCE WAS COMMITTED.

               APPENDIX 5: EXTRAITS DU REGLEMENT GENERAL DE L'AMF
                        (AMF GENERAL REGULATION, EXTRACT)

THE ENGLISH LANGUAGE TRANSLATION HAS BEEN PREPARED FOR INFORMATION PURPOSES
ONLY.

THE FRENCH VERSION ALONE IS INTENDED TO SATISFY LEGAL REQUIREMENTS.

ORIGINAL TEXT TRANSLATED THEREAFTER IN ITALIC FONT STYLE.

ARTICLE 321-24

Les regles de bonne conduite etablissent, en application des articles L. 533-4 et L. 533-6 du code monetaire et financier, les principes generaux de comportement et leurs regles essentielles d'application et de controle, auxquels doivent se conformer le prestataire habilite et les personnes agissant pour son compte ou sous son autorite. Elles s'appliquent egalement aux personnes mentionnees a l'article L. 421-8 du code monetaire et financier habilitees par l'AMF a fournir des services mentionnes aux 2 et 3 de l'article L. 321-1 du code monetaire et financier.

Les dirigeants du prestataire habilite veillent au respect des presentes dispositions et a la mise en oeuvre des ressources et des procedures adaptees.

Les services mentionnes a l'article 311-1 sont exerces avec diligence, loyaute, equite, dans le respect de la primaute des interets des clients et de l'integrite du marche. Les prestataires habilites s'efforcent d'eviter les conflits d'interets et, lorsque ces derniers ne peuvent etre evites, (ARRETE DU 15 AVRIL 2005) "veillent" a ce que leurs clients soient traites equitablement.

L'AMF informe les prestataires habilites beneficiant des dispositions de l'article L. 532-18 du code monetaire et financier des regles de bonne conduite et des autres dispositions d'interet general qui leur sont applicables, selon que le prestataire exerce son activite en libre prestation de services ou en libre etablissement et qu'il exerce ou non son activite pour le compte d'investisseurs francais.

Les regles de bonne conduite adoptees en vertu du present livre par les prestataires habilites et s'appliquant a leurs collaborateurs constituent pour ceux-ci une obligation professionnelle.

ARTICLE 321-25

(ARRETE DU 15 AVRIL 2005) "Lorsqu'une association professionnelle elabore un code de bonne conduite destine a s'appliquer aux prestations de services d'investissement, elle en soumet le projet a l'AMF qui verifie la compatibilite de ses dispositions avec celles du present reglement.

L'association professionnelle peut demander a l'AMF d'approuver tout ou partie de ce code en qualite de regles professionnelles."

Quand, apres avis de l'Association francaise des etablissements de credit et des entreprises d'investissement, l'AMF estime opportun d'appliquer a l'ensemble des prestataires habilites tout ou partie des dispositions du code en cause, elle fait connaitre cette decision en la publiant au BULLETIN DES ANNONCES LEGALES OBLIGATOIRES et sur son site.

ARTICLE 321-26

Le responsable de la fonction deontologique, ci-apres le deontologue, contribue, dans le cadre de l'article 321-21, a assurer le respect des regles de bonne conduite applicables a l'exercice des services d'investissement et des autres services mentionnes a l'article 311-1, par le prestataire habilite et ses mandataires mentionnes au 1 de l'article 312-1. Il veille au respect de ces memes regles par les personnes physiques placees sous l'autorite ou agissant pour le compte du prestataire dans le cadre de l'exercice des services mentionnes a l'article 311-1. Ces personnes physiques sont denommees ci-apres "collaborateurs".

Le deontologue a notamment pour role:

1[d] L'identification des dispositions d'ordre deontologique necessaires au respect des regles de bonne conduite;

2[d] L'etablissement, en consequence, d'un recueil de l'ensemble des dispositions deontologiques que doivent observer le prestataire habilite, les personnes agissant pour son compte ou sous son autorite et ses mandataires, agissant dans le cadre du service d'investissement exerce par le prestataire habilite;

3[d] La diffusion de tout ou partie des dispositions du 2 aupres des collaborateurs et des mandataires du prestataire habilite;

4[d] Le controle du respect par le prestataire habilite, ses collaborateurs et ses mandataires de l'ensemble des regles de bonne conduite et la mise en oeuvre des dispositions appropriees en cas de manquement a ces regles;

5[d] La realisation, independamment des missions de controle, de missions d'assistance et d'orientation ayant pour objet de guider les collaborateurs du prestataire habilite pour l'application des regles de bonne conduite.

Le deontologue peut deleguer certaines de ses fonctions a un ou plusieurs responsables situes a un niveau operationnel.

ARTICLE 321-27

Chaque prestataire habilite designe un deontologue. Ce dernier agit de facon independante par rapport a l'ensemble des structures a l'egard desquelles il exerce ses missions. Il rend compte de l'exercice de ces missions a l'organe executif. L'organe deliberant est tenu informe par l'organe executif de la designation du deontologue ainsi que du compte rendu de ses travaux mentionne au quatrieme alinea.

Lorsque sa taille, son organisation et la nature de ses activites le justifient, le prestataire habilite confie la fonction deontologique a un collaborateur n'ayant pas d'autres missions a assurer. Dans cette hypothese, la personne en cause est l'une des personnes titulaires de la carte professionnelle mentionnees au huitieme alinea de l'article 321-5.

Dans les autres cas, la fonction de deontologue est assuree par le responsable du controle des services d'investissement et des autres services mentionnes a l'article 311-1.

Quel que soit le mode d'organisation du prestataire habilite, l'activite du deontologue est retracee dans le rapport d'activite annuel mentionne a l'article 321-22.

ARTICLE 321-28

L'organe executif du prestataire habilite s'assure que le deontologue dispose des moyens humains et materiels necessaires a la realisation de sa tache.

ARTICLE 321-29

Le recueil mentionne au 2 de l'article 321-26 est porte a la connaissance de l'organe executif du prestataire habilite.

Il est mis, a sa demande, a la disposition de l'AMF. Les modifications qui lui sont apportees sont decrites dans le rapport d'activite mentionne a l'article 321-22.

Il comporte en particulier les procedures connues sous le nom de "muraille de Chine", dont l'objet est de prevenir la circulation indue d'informations confidentielles, notamment des informations privilegiees definies a l'article 621-1.

Ces procedures prevoient notamment:

1[d] L'organisation materielle conduisant a la separation des differentes activites susceptibles de generer des conflits d'interets dans les locaux du prestataire habilite;

2[d] Les conditions dans lesquelles le deontologue peut autoriser, dans des circonstances particulieres, la transmission d'une information confidentielle d'un service a un autre ou le concours, au benefice d'un service, d'un collaborateur d'un autre service. Le deontologue surveille l'application des autorisations qu'il delivre.

ARTICLE 321-30

En application de l'article 321-76, le deontologue organise les conditions de surveillance des transactions sur instruments financiers effectuees par le prestataire habilite pour son compte propre, ou leur interdiction.

Il elabore et tient a jour une liste de surveillance et une liste d'interdiction de transactions pour compte propre sur des instruments financiers determines.

ARTICLE 321-31

La liste de surveillance recense les instruments financiers sur lesquels le prestataire habilite dispose d'une information sensible rendant necessaire une vigilance particuliere de la part du deontologue.

Le deontologue suit l'etat des transactions sur les instruments financiers inscrits sur la liste de surveillance. Il est fonde a faire suspendre les negociations effectuees sur ces instruments par le prestataire habilite pour son compte propre, notamment lorsque de telles negociations peuvent donner a croire que le prestataire habilite intervient sur la base d'informations privilegiees definies a l'article 621-1.

Le deontologue apprecie les consequences que doit comporter, pour les analystes financiers, l'inscription d'un instrument financier sur la liste de surveillance.

ARTICLE 321-32

La liste d'interdiction recense les instruments financiers sur lesquels, compte tenu de la nature des informations detenues par le prestataire habilite, ce dernier s'abstient d'intervenir pour son compte propre et de diffuser une analyse financiere.

Le deontologue determine quels services du prestataire habilite doivent s'abstenir de formuler aupres des clients une recommandation concernant la negociation de titres inscrits sur la liste d'interdiction.

Le deontologue prevoit les conditions dans lesquelles il peut, nonobstant les dispositions du premier alinea et quand l'absence d'une analyse constituerait en soi une information non souhaitable, en autoriser sous son controle la publication.

Il prevoit les conditions dans lesquelles il porte la liste d'interdiction a la connaissance des personnes concernees.

ARTICLE 321-33

Le prestataire habilite s'assure qu'il est rappele a ses collaborateurs, agissant pour son compte de maniere habituelle ou temporaire, qu'ils sont tenus au secret professionnel dans les conditions et sous les peines prevues par la loi.

Il s'assure que ceux de ses collaborateurs qui sont susceptibles de disposer d'informations privilegiees definies a l'article 621-1 sont informes de la definition de ces dernieres par les lois et reglements en vigueur et des sanctions encourues en cas d'utilisation abusive ou de circulation indue de telles informations.

ARTICLE 321-34

Les ordres portant sur des instruments financiers, emis par les collaborateurs pour leur compte propre, ne peuvent etre transmis ni executes d'une maniere preferentielle par rapport aux ordres de l'ensemble de la clientele du prestataire habilite par lequel ils sont transmis ou executes.

Quand le prestataire habilite fournit ses services a une clientele de personnes physiques, le cheminement des ordres emis par les collaborateurs et leur execution doivent suivre des procedures comparables a celles qui s'appliquent a cette clientele.

Les ordres ne peuvent en aucun cas etre transmis par le collaborateur directement sur le marche ou a une table de negociation.

Ces dispositions s'appliquent aux operations effectuees sur tout compte sur lequel le collaborateur a capacite pour intervenir.

ARTICLE 321-35

Il appartient au prestataire habilite de determiner, en fonction de la nature de ses activites et de son organisation, les categories de collaborateurs exercant des fonctions sensibles et les obligations qui en decoulent, en vue de respecter les principes deontologiques definis a l'article 321-24.

ARTICLE 321-36

Sont considerees comme sensibles les fonctions liees a l'exercice des services d'investissement et des autres services mentionnes a l'article 311-1 qui exposent leurs titulaires a se trouver en situation de conflit d'interets ou a detenir des informations confidentielles ou privilegiees. Sont notamment visees les fonctions qui comportent des responsabilites dans le montage des operations financieres, les prestations de conseil, les negociations sur les marches, l'analyse financiere et le traitement des informations.

Le superieur hierarchique d'une personne exercant une fonction sensible est repute occuper une fonction sensible.

ARTICLE 321-37

Par souci de protection de ses clients, de ses collaborateurs et de l'integrite du marche, le prestataire habilite peut restreindre la faculte qu'ont les collaborateurs occupant des fonctions sensibles d'effectuer des operations sur instruments financiers pour leur compte propre.

Ces restrictions peuvent comporter a l'egard des collaborateurs concernes l'interdiction totale ou partielle, ponctuelle ou durable, d'emettre pour leur compte propre des ordres sur instruments financiers.

Le prestataire habilite interdit a ses collaborateurs d'emettre des ordres sur un instrument financier pour leur compte propre:

1[d] Lorsqu'ils sont negociateurs et que leurs fonctions les rendent susceptibles d'intervenir sur cet instrument;

2[d] Lorsqu'ils sont analystes et qu'ils sont susceptibles de produire une analyse sur l'emetteur de cet instrument financier; la meme interdiction s'applique a l'ensemble des instruments financiers relevant du secteur auquel appartient l'emetteur sur lequel l'analyse est susceptible de porter. Le recueil mentionne au 2 de l'article 321-26 definit les secteurs concernes.

ARTICLE 321-38

Le prestataire habilite ne peut pas priver ses collaborateurs de la possibilite de confier la gestion de leur portefeuille dans le cadre d'un mandat.

ARTICLE 321-39

Le prestataire habilite exige de ses collaborateurs exercant une fonction sensible qu'ils l'informent des comptes d'instruments financiers sur lesquels ils ont la faculte d'agir, quel que soit l'etablissement teneur de compte.

Le prestataire habilite peut exiger que tout collaborateur occupant une fonction sensible:

1[d] Leve a son profit le secret professionnel sur tout compte d'instruments financiers;

2[d] Lui adresse, a sa demande, les avis d'opere et les releves recapitulatifs des operations enregistrees sur un compte tenu par un autre etablissement.

ARTICLE 321-40

Le prestataire habilite prend toutes les dispositions necessaires pour limiter les cadeaux et les avantages, quelle qu'en soit la forme, que ses collaborateurs sont susceptibles de recevoir ou d'offrir dans l'exercice de leur activite professionnelle.

Les cadeaux et les avantages recus par ses collaborateurs donnent lieu a une information du prestataire habilite, au moins au-dela d'un seuil raisonnable fixe par lui.

Le prestataire habilite etablit une procedure de reference a la hierarchie, pour tout collaborateur rencontrant des difficultes dans l'application des dispositions du present article.

ARTICLE 321-42

La reception et transmission d'ordres, l'execution d'ordres pour le compte de tiers et le placement sont assurees en privilegiant l'interet des clients.

L'execution d'ordres pour le compte de tiers est assuree en prenant soin de fournir aux clients la meilleure execution possible, compte tenu des demandes formulees, de l'etat du ou des marches concernes et des instruments financiers en cause.

ARTICLE 321-43

Prealablement a la realisation d'une operation sur instrument financier avec un nouveau client, le prestataire habilite verifie l'identite du client et s'assure, le cas echeant, de l'identite de la personne pour le compte de laquelle le client agit.

Le prestataire habilite s'assure que le client a la capacite juridique et la qualite requises pour effectuer cette operation.

S'agissant d'un client personne morale, le prestataire habilite verifie que le representant de cette personne morale a capacite a agir, soit en vertu de sa qualite de representant legal, soit au titre d'une delegation ou d'un mandat dont il beneficie. A cet effet le prestataire habilite demande la production de tout document lui permettant de verifier l'habilitation ou la designation du representant.

ARTICLE 321-44

En application de l'article 321-68, le prestataire habilite informe son client des conditions generales pratiquees pour les services envisages, en particulier:

1[d] Les types d'ordres qu'il est en mesure de recevoir, compte tenu, lorsqu'il s'agit d'ordres sur un marche reglemente, des regles edictees par les entreprises de marche;

2[d] Les modalites de reception et de transmission des ordres;

3[d] Les modalites de communication au client des informations concernant les operations envisagees;

4[d] La tarification des differentes prestations de services.

ARTICLE 321-45

Lorsque le prestataire habilite teneur de compte est informe par son client que ce dernier a confie la gestion de son portefeuille dans le cadre d'un mandat, il lui fait remplir une attestation, signee du mandant et du mandataire, conforme a un modele etabli par une instruction de l'AMF. Le prestataire habilite n'est pas tenu d'avoir connaissance des termes du mandat.

ARTICLE 321-46

Le prestataire habilite evalue la competence professionnelle du client s'agissant de la maitrise des operations envisagees et des risques que ces operations peuvent comporter. Cette evaluation tient compte de la situation financiere du client, de son experience en matiere d'investissement et de ses objectifs en ce qui concerne les services demandes.

Le prestataire habilite informe le client des caracteristiques des instruments financiers dont la negociation est envisagee, des operations susceptibles d'etre traitees et des risques particuliers qu'elles peuvent comporter.

L'information fournie est adaptee en fonction de l'evaluation de la competence professionnelle du client et prend en compte le fait qu'il est ou non l'une des personnes mentionnees a l'article L. 531-2 du code monetaire et financier ou un investisseur qualifie au sens de l'article L. 411-2 dudit code ou une personne ou entite appartenant a une categorie equivalente sur le fondement du droit du pays dans lequel est situe son domicile ou son siege.

S'agissant d'operations sur instruments financiers a terme negocies sur un marche reglemente, l'information citee a l'alinea precedent comporte notamment la note d'information et les fiches techniques qui lui sont annexees, prevues par les articles 518-4 a 518-7.

ARTICLE 321-47

Le prestataire habilite met periodiquement a jour les informations qu'il detient au titre de l'article 321-43, ainsi que les elements relatifs a la situation financiere du client pris en compte dans le cadre de l'article 321-46.

Il adresse sans delai au client les informations qu'il lui doit en application des articles 321-44 et 321-46.

ARTICLE 321-48

Lorsqu'un client envisage d'effectuer une operation sur instruments financiers qui ne s'inscrit pas par sa nature, par les instruments concernes ou par les montants en cause dans le cadre des

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operations que le client traite habituellement, le prestataire habilite
s'enquiert des objectifs de l'operation en cause.

Lorsque, en reponse, le client precise ses objectifs, le prestataire habilite lui communique les informations utiles a la comprehension de l'operation envisagee et des risques qu'elle comporte. L'information fournie par le prestataire habilite est adaptee en fonction de l'evaluation de la competence professionnelle du client mentionnee a l'article 321-46 et prend en compte le fait qu'il est ou non l'une des personnes mentionnees a l'article L. 531-2 du code monetaire et financier ou un investisseur qualifie au sens de l'article L. 411-2 dudit code ou une personne ou entite non residente en France ayant un statut ou des caracteristiques equivalentes.

Le prestataire habilite communique les informations prealablement a la conclusion de la negociation.

Concomitamment il invite le client a prendre toutes les dispositions necessaires pour assurer, en tant que de besoin, le suivi des positions consecutives a la negociation.

ARTICLE 321-49

Le prestataire habilite teneur de compte informe le client de chaque operation affectant son compte, y compris quand ces operations sont consecutives a l'emission ou a la transmission d'un ordre par un tiers. Le delai dans lequel intervient cette information est precise par la convention d'ouverture de compte mentionnee a l'article 321-69.

Le prestataire habilite informe le client lorsque, dans la mesure ou la reglementation en vigueur l'y autorise, il s'est porte contrepartie d'un ordre de ce client emis sur un instrument financier admis aux negociations sur un marche reglemente.

ARTICLE 321-50

Lorsqu'il a negocie avec un client ou pour le compte d'un client un instrument financier a terme en dehors d'un marche reglemente, le prestataire habilite propose au client de lui transmettre une valorisation de l'operation, sous une forme dont il convient avec le client et selon une periodicite au moins annuelle.

Cette disposition ne s'impose pas lorsque le client est un des etablissements mentionnes au deuxieme alinea de l'article 321-68.

ARTICLE 321-51

Le prestataire habilite charge de transmettre un ordre a un autre prestataire habilite est en mesure:

1[d] De justifier que l'ordre transmis a ete emis par le donneur d'ordre;

2[d] D'apporter la preuve du moment de la reception et du moment de la transmission de l'ordre.

Les memes obligations s'appliquent au mandataire mentionne a l'article 312-1.

ARTICLE 321-87

Le prestataire habilite, charge de transmettre un ordre sur un marche reglemente ou a un autre prestataire habilite, est en mesure:

1[d] De justifier que l'ordre transmis a ete emis par le donneur d'ordre;

2[d] D'apporter la preuve du moment de la reception et du moment de la transmission de l'ordre.

Les memes obligations s'appliquent au mandataire mentionne a l'article 312-1.

ARTICLE 321-52

Lorsqu'un prestataire habilite recoit d'un client dont il tient le compte des ordres pour transmission a un autre prestataire habilite ou a un etablissement non resident ayant un statut comparable, il lui est interdit d'etre remunere par une retrocession de commission de l'etablissement auquel il a transmis les ordres.

Lorsqu'un prestataire habilite envisage de recevoir d'un client, dont il ne tient pas le compte, des ordres pour transmission a un autre etablissement et qu'il envisage d'etre remunere, en conformite avec la reglementation en vigueur, par une retrocession de commission de l'etablissement auquel seront transmis les ordres, il informe le client lors de leur entree en relations, en application du 4 de l'article 321-44, des modalites de cette remuneration.

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Lorsqu'un prestataire habilite recoit d'un client dont il ne tient pas le compte des ordres pour transmission a un autre etablissement, il informe periodiquement le client, et au moins une fois par an, du montant total des retrocessions de commissions qu'il a recues en relation avec ses ordres.

ARTICLE 321-53

Un prestataire habilite ne peut conclure d'accord avec un autre prestataire habilite avec lequel il est en relation d'affaires, en vue de mettre a sa disposition a titre de retribution des biens ou services, qu'aux conditions suivantes:

1[d] Les biens et services concourent directement a l'execution de la relation d'affaires et ont un usage exclusivement professionnel;

2[d] Les biens et services beneficient directement au prestataire habilite avec lequel la relation d'affaires est nouee et non a ses dirigeants ou collaborateurs.

ARTICLE 321-76

Le prestataire habilite exerce ses activites dans le respect de l'ensemble des regles organisant le fonctionnement des marches (ARRETE DU 15 AVRIL 2005) ", y compris des systemes multilateraux de negociation".

ARTICLE 321-77

Le prestataire habilite s'assure qu'un collaborateur qui effectue une transaction a un prix different d'un prix de marche disponible pour cette transaction au moment de sa realisation peut en expliquer les raisons sur requete de l'AMF.

ARTICLE 321-78

Le prestataire habilite organise, sous reserve des dispositions de l'article 321-86 et dans des conditions conformes aux lois et reglements en vigueur, l'enregistrement des conversations telephoniques:

1[d] Des negociateurs d'instruments financiers;

2[d] Des collaborateurs qui, sans etre negociateurs, participent a la relation commerciale avec les donneurs d'ordres, lorsque le deontologue l'estime necessaire du fait de l'importance que sont susceptibles de revetir les montants ou les risques des ordres en cause.

ARTICLE 321-85

Le prestataire habilite procede a l'enregistrement chronologique des ordres lors de leur reception, de leur transmission et de leur execution. Cet enregistrement est effectue des la reception de l'ordre, s'agissant d'un ordre pour compte de client, des l'emission, s'agissant d'un ordre pour compte propre. Ces dispositions s'appliquent a l'ensemble des ordres y compris ceux correspondant aux reponses aux offres publiques, telles que definies au 2 de l'article 321-98.

ARTICLE 321-86

Le prestataire habilite delivre une habilitation specifique aux negociateurs susceptibles de realiser une transaction sur un instrument financier en dehors des horaires ou de la localisation habituels des services auxquels ils sont attaches. Il etablit une procedure definissant les modalites de ces interventions, de telle sorte qu'elles soient assurees avec la securite requise.

ARTICLE 321-41

Le prestataire habilite se dote d'une organisation et de procedures permettant de repondre aux prescriptions de vigilance et d'informations prevues au titre VI du livre V du code monetaire et financier, relatives a la lutte contre le blanchiment de capitaux et le financement du terrorisme et les textes pris pour leur application.

ARTICLE 321-88

Il est interdit au prestataire habilite d'utiliser sur un marche reglemente les techniques ou les procedures en vigueur pour y effectuer des interventions dans le but d'induire en erreur les autres membres du marche concerne ou les clients.

                                       35

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ARTICLE 321-89

Le prestataire habilite veille a ne pas:

1[d] Transmettre quand il est partie a une transaction, en relation avec cette operation et prealablement a sa realisation, des ordres sur le marche qui ne sont pas en conformite avec l'objectif recherche par l'initiateur de la transaction;

2[d] Participer a toute entente illicite entre prestataires qui aurait pour objet d'influencer l'evolution des cours.

ARTICLE 321-90

Le prestataire habilite attire l'attention de son client quand il estime que l'execution des instructions de ce dernier sur un marche reglemente d'instruments financiers risque de provoquer une importante et brusque variation de cours.

ARTICLE 321-91

Le prestataire habilite ne provoque pas intentionnellement des decalages de cours aux fins d'en tirer avantage. En particulier, il s'abstient de provoquer une telle situation lors de la determination des cours de cloture du marche.

ARTICLE 321-92

Le prestataire habilite, qui a pris des engagements en vue d'assurer l'animation sur le marche d'un instrument financier, n'utilise pas a d'autres fins les responsabilites qui lui incombent au titre du statut qui lui a ete confere a raison de cet engagement.

ARTICLE 321-93

Lorsqu'il est conduit a transmettre un ordre global pour le compte de plusieurs beneficiaires, le prestataire habilite definit prealablement les regles d'affectation de la ou des transactions.

ARTICLE 321-94

Le prestataire habilite attire l'attention de son client quand ce dernier lui transmet un ordre portant sur un instrument financier dont la negociation sur un marche reglemente est suspendue, pour execution hors de ce marche, lorsqu'une telle execution est autorisee.

ARTICLE 321-95

Un prestataire habilite envisageant de fournir des services d'investissement dans le cadre d'operations realisees en dehors d'un marche reglemente s'enquiert des pratiques courantes de bonne conduite s'appliquant a ces operations.

Ces pratiques sont notamment celles que determinent les codes de bonne conduite mentionnes a l'article 321-25.

Au cas ou le prestataire habilite estime ne pas devoir se conformer a l'une des decisions prises par l'AMF en application de l'article 321-25, il doit etre en mesure d'en justifier la raison sur requete de l'AMF.

ARTICLE 321-98

Le prestataire habilite etablit des regles deontologiques, relatives a l'organisation et a la realisation d'operations sur les instruments financiers mentionnes aux 1 et 2 du I de l'article L. 211-1 du code monetaire et financier, applicables aux cas suivants:

1[d] Lorsqu'il participe comme chef de file ou membre d'un syndicat de placement ou de garantie a des operations financieres sur le marche primaire et a des operations de reclassement;

2[d] Lorsqu'il participe comme conseil ou presentateur a des offres publiques d'acquisition, mentionnees aux articles L. 433-1, L. 433-3 et L. 433-4 du code monetaire et financier ainsi qu'au chapitre 8 du titre III du livre II du present reglement, ci-apres denommees "les offres publiques". Dans le present paragraphe, les offres publiques de vente sont assimilees a des operations financieres sur le marche primaire.

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ARTICLE 321-99

Les regles deontologiques mentionnees a l'article 321-98 prevoient:

1[d] Les modalites selon lesquelles le deontologue est informe des operations ou des projets d'operations en cause;

2[d] Les restrictions applicables aux transactions du prestataire habilite sur les instruments financiers directement ou indirectement concernes par ces operations ou projets d'operations;

3[d] Les modalites de controle du respect par le prestataire habilite des restrictions mentionnees au 2[d].

Les regles deontologiques precisent notamment les conditions dans lesquelles le service, qui est en relation avec un client en vue de realiser une operation financiere sur le marche primaire ou une operation de reclassement ou une offre publique, informe le deontologue de cette relation.

Le deontologue est informe des que le service considere que l'aboutissement de l'operation est suffisamment probable pour qu'une surveillance particuliere des instruments financiers en cause soit necessaire afin de prevenir tout risque de conflit d'interets ou d'exploitation d'une information privilegiee definie a l'article 621-1.

Le deontologue decide s'il y a lieu de porter les instruments financiers concernes sur la liste de surveillance mentionnee a l'article 321-30.

ARTICLE 321-100

L'inscription sur la liste d'interdiction mentionnee a l'article 321-30 d'un ou plusieurs instruments financiers concernes par une operation sur le marche primaire a lieu a la date a laquelle les caracteristiques essentielles de l'operation, en particulier de prix, sont arretees.

S'agissant d'une offre publique, l'inscription sur la liste d'interdiction a lieu a l'appreciation du deontologue et au plus tard au moment de la fixation des conditions de prix.

Toutefois, le deontologue peut decider qu'il ne sera pas procede a l'inscription mentionnee aux deux alineas precedents s'il estime que celle-ci aurait pour effet de devoiler qu'une operation est en preparation.

ARTICLE 321-101

Les instruments financiers portes sur la liste d'interdiction sont:

1[d] Les titres de capital ou les titres donnant acces au capital ou aux droits de vote, faisant l'objet de l'operation financiere sur le marche primaire ou de l'offre publique, y compris les titres proposes lorsque l'offre publique comporte un echange;

2[d] Les instruments financiers a terme lies a ces titres;

3[d] Les titres de creance ne donnant pas acces au capital, faisant l'objet d'une offre publique.

ARTICLE 321-102

L'interdiction prend fin:

1[d] En cas d'operation financiere sur le marche primaire, lorsque les conditions de l'operation sont rendues publiques ou lorsque l'operation est ajournee;

2[d] En cas d'offre publique d'acquisition, lorsque l'AMF publie l'avis de depot du projet de l'offre, sans prejudice des dispositions du titre III du livre II du present reglement.

ARTICLE 321-103

Dans la mesure ou elles s'inscrivent dans la continuite des pratiques habituelles du prestataire habilite et relevent d'equipes, de moyens, d'objectifs et de responsabilites distincts de ceux mobilises par l'operation sur le marche primaire ou par l'offre publique, ne sont pas concernees par l'interdiction:

1[d] Les operations ayant pour objet de couvrir les risques de position du prestataire habilite, sauf s'il s'agit des risques lies a sa participation a une operation financiere sur le marche primaire;

2[d] Les operations de tenue de marche.

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ARTICLE 321-104

En cas d'offre publique d'acquisition, le prestataire habilite presentateur ou conseil de l'initiateur ou conseil de la societe visee est tenu pendant la periode de l'offre aux restrictions prevues aux articles 232-19 et 232-20.

Toutefois, le prestataire habilite est autorise:

1[d] A intervenir sur les instruments financiers concernes par l'offre dans le cadre de ses activites d'arbitrage, de tenue de marche et de couverture de risques de position, dans la mesure ou ces interventions s'inscrivent dans la continuite de ses pratiques habituelles et relevent d'equipes, de moyens, d'objectifs et de responsabilites distincts de ceux mobilises par l'offre;

2[d] A intervenir sur le marche, quand il a recu mandat de l'initiateur de mettre en place la couverture d'un risque pris par ce dernier a l'occasion de l'operation.

ARTICLE 321-105

En cas d'operation financiere sur le marche primaire, le prestataire habilite tient a disposition de l'AMF la liste des interventions qu'il a effectuees pour son compte propre, au titre des derogations mentionnees a l'article 321-103.

ARTICLE 321-106

En cas d'offre publique d'acquisition, le prestataire habilite tient a disposition de l'AMF la liste des interventions qu'il a effectuees pour son compte propre sur les instruments financiers lies a l'offre:

1[d] Pendant toute la duree de leur inscription sur la liste de surveillance;

2[d] Au titre des derogations mentionnees a l'article 321-103;

3[d] Au titre des operations autorisees en vertu de l'article 321-104.

ARTICLE 321-107

Lorsque le prestataire habilite entend pratiquer des sondages de marche, lors de la preparation d'une operation financiere sur le marche primaire ou lors d'une operation de reclassement, il sollicite l'accord prealable des personnes qu'il envisage d'interroger. Il les informe qu'un accord de leur part les conduit a recevoir une information privilegiee au sens de l'article 621-1.

Le prestataire habilite tient une liste des personnes ayant accepte d'etre interrogees, sur laquelle il mentionne la date et l'heure auxquelles il les a appelees.

ARTICLE 321-108

Quand le prestataire habilite participe, soit comme chef de file ou membre d'un syndicat de placement ou de garantie a une operation financiere sur le marche primaire, soit comme conseil ou presentateur a une offre publique,le deontologue peut autoriser son ou ses analystes, dans les conditions mentionnees au troisieme alinea de l'article 321-31 et au troisieme alinea de l'article 321-32, a publier et diffuser avant l'annonce publique de l'operation une analyse financiere concernant, selon le cas, la societe emettrice, la societe initiatrice ou la societe cible.

Apres l'annonce publique de l'operation, et en liaison avec elle, toute publication sur les societes concernees met en evidence le role joue par le prestataire habilite dans l'operation.

ARTICLE 321-109

Il appartient au deontologue d'un prestataire habilite, faisant partie du meme groupe qu'un autre prestataire dont il est informe qu'il participe a une operation sur le marche primaire, a une operation de reclassement ou a une offre publique, d'apprecier dans quelle mesure il doit appliquer les dispositions relatives a la surveillance ou a l'interdiction prevues dans le present paragraphe.

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ARTICLE 321-24

PURSUANT TO ARTICLES L. 533-4 AND L. 533-6 OF THE FINANCIAL AND MONETARY CODE, RULES OF CONDUCT SET FORTH GENERAL

PRINCIPLES OF CONDUCT THAT AN AUTHORISED PROVIDER AND PERSONS ACTING ON ITS BEHALF OR UNDER ITS AUTHORITY MUST COMPLY WITH, TOGETHER WITH THE BASIC RULES FOR APPLYING AND MONITORING OBSERVANCE OF SUCH PRINCIPLES. THE RULES OF CONDUCT ALSO APPLY TO PERSONS REFERRED TO IN ARTICLE L. 421-8 OF THE FINANCIAL AND MONETARY CODE AUTHORISED BY THE AMF TO PROVIDE THE SERVICES MENTIONED IN POINTS 2 AND 3 OF ARTICLE L. 321-1 OF THE FINANCIAL AND MONETARY CODE.

THE OFFICERS OF AN AUTHORISED PROVIDER SHALL ENSURE THAT THESE PROVISIONS ARE COMPLIED WITH AND THAT APPROPRIATE RESOURCES AND PROCEDURES ARE IMPLEMENTED.

THE ACTIVITIES REFERRED TO IN ARTICLE 311-1 SHALL BE PERFORMED DILIGENTLY, HONESTLY AND FAIRLY, RESPECTING THE PRIMACY OF CLIENTS' INTERESTS AND MARKET INTEGRITY. AUTHORISED PROVIDERS SHALL MAKE EVERY EFFORT TO AVOID CONFLICTS OF INTEREST AND, WHEN SUCH CONFLICTS CANNOT BE AVOIDED, SEE TO IT THAT ALL THEIR CLIENTS ARE TREATED FAIRLY.

THE AMF INFORMS AUTHORISED PROVIDERS WHOSE REGISTERED OFFICE OR PRINCIPAL PLACE OF BUSINESS IS OUTSIDE FRANCE OF THOSE RULES OF CONDUCT AND OTHER PUBLIC INTEREST PROVISIONS THAT APPLY TO THEM, DEPENDING ON WHETHER THE PROVIDER IN QUESTION IS DOING BUSINESS UNDER THE FREEDOM TO PROVIDE SERVICES OR THE FREEDOM OF ESTABLISHMENT AND ON WHETHER ITS CLIENTS INCLUDE FRENCH INVESTORS.

THE RULES OF CONDUCT ADOPTED UNDER THIS TITLE BY AN AUTHORISED PROVIDER AND APPLYING TO ITS STAFF CONSTITUTE A PROFESSIONAL OBLIGATION OF SUCH STAFF.

ARTICLE 321-25

WHERE A PROFESSIONAL ORGANISATION DRAWS UP A CODE OF CONDUCT APPLICABLE TO INVESTMENT SERVICES, IT SHALL SUBMIT A DRAFT TO THE AMF, WHICH SHALL VERIFY WHETHER THE CODE'S PROVISIONS COMPLY WITH THIS GENERAL REGULATION.

THE PROFESSIONAL ORGANISATION MAY ASK THE AMF TO APPROVE ALL OR PART OF THE CODE AS PROFESSIONAL STANDARDS.

IF, HAVING SOUGHT THE OPINION OF THE ASSOCIATION FRANCAISE DES ETABLISSEMENTS DE CREDIT ET DES ENTREPRISES D'INVESTISSEMENT (AFECEI), THE AMF CONSIDERS THAT SOME OR ALL OF THE PROVISIONS OF SUCH CODE SHOULD BE RECOMMENDED TO ALL AUTHORISED PROVIDERS, THE AMF PUBLISHES SUCH RECOMMENDATION IN THE OFFICIAL GAZETTE (BALO) AND ON ITS WEBSITE.

ARTICLE 321-26

PURSUANT TO ARTICLE 321-21, THE HEAD OF COMPLIANCE (HEREINAFTER "COMPLIANCE OFFICER") OF AN AUTHORISED PROVIDER IS RESPONSIBLE FOR ENSURING THAT THE PROVIDER AND ITS AGENTS MENTIONED IN POINT 1 OF ARTICLE 312-1 COMPLY WITH THE RULES OF CONDUCT APPLICABLE TO THE INVESTMENT SERVICES AND OTHER SERVICES LISTED IN ARTICLE 312-1. IN ADDITION, THE COMPLIANCE OFFICER VERIFIES THAT INDIVIDUALS ACTING UNDER THE AUTHORITY OR ON BEHALF OF THE AUTHORISED PROVIDER IN PROVIDING THE SERVICES LISTED IN ARTICLE 311-1 COMPLY WITH THESE RULES. SUCH INDIVIDUALS ARE HEREINAFTER CALLED "STAFF MEMBERS".

THE ROLE OF THE COMPLIANCE OFFICER CONSISTS, INTER ALIA, OF THE FOLLOWING:

1[d] IDENTIFYING THE MEASURES NEEDED TO ENSURE COMPLIANCE WITH THE RULES OF CONDUCT;

2[d] PREPARING A HANDBOOK OUTLINING THE RULES AND PROCEDURES APPLICABLE TO THE AUTHORISED PROVIDER, PERSONS ACTING ON ITS BEHALF OR UNDER ITS AUTHORITY, AND ITS AGENTS ACTING WITHIN THE SCOPE OF THE INVESTMENT SERVICE PERFORMED BY THE AUTHORISED PROVIDER;

3[d] INFORMING THE AUTHORISED PROVIDER'S STAFF AND AGENTS OF SOME OR ALL OF THE PROVISIONS OF POINT 2 ABOVE;

4[d] MONITORING COMPLIANCE WITH ALL RULES OF CONDUCT BY THE AUTHORISED PROVIDER, ITS STAFF AND ITS AGENTS AND ENSURING THAT APPROPRIATE MEASURES ARE TAKEN IN THE EVENT OF NON-COMPLIANCE;

5[d] PROVIDING ASSISTANCE AND GUIDANCE, IN ADDITION TO MONITORING PROCEDURES, TO HELP THE AUTHORISED PROVIDER'S STAFF APPLY THE RULES OF CONDUCT.

THE COMPLIANCE OFFICER MAY DELEGATE SOME OF HIS FUNCTIONS TO ONE OR MORE PERSONS IN OPERATIONAL POSITIONS.

ARTICLE 321-27

EACH AUTHORISED PROVIDER APPOINTS A COMPLIANCE OFFICER. COMPLIANCE OFFICERS OPERATE INDEPENDENTLY OF ALL BUSINESS UNITS THAT THEY MONITOR. THEY REPORT ON THEIR COMPLIANCE WORK TO THE AUTHORISED PROVIDER'S EXECUTIVE BODY. THE EXECUTIVE BODY INFORMS THE DELIBERATIVE BODY OF THE COMPLIANCE OFFICER'S APPOINTMENT AND OF THE CONTENTS OF THE AFOREMENTIONED REPORT.

WHEN WARRANTED BY THE PROVIDER'S SIZE, ORGANISATIONAL STRUCTURE OR TYPE OF BUSINESS, THE AUTHORISED PROVIDER ENTRUSTS THE COMPLIANCE FUNCTION TO A STAFF MEMBER HAVING NO OTHER RESPONSIBILITIES. IN SUCH A CASE, THIS PERSON MUST BE ONE OF THE HOLDERS OF THE PROFESSIONAL LICENCE FOR INVESTMENT SERVICE SUPERVISORS. IN ALL OTHER CASES, THE COMPLIANCE FUNCTION IS ASSIGNED TO THE STAFF MEMBER RESPONSIBLE FOR SUPERVISING THE INVESTMENT SERVICES AND RELATED SERVICES REFERRED TO IN ARTICLE 311-1.

REGARDLESS OF THE AUTHORISED PROVIDER'S ORGANISATIONAL STRUCTURE, THE ACTIVITIES OF THE COMPLIANCE OFFICER ARE DESCRIBED IN THE YEARLY REPORT REFERRED TO IN
ARTICLE 321-22.

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ARTICLE 321-28

THE EXECUTIVE BODY OF THE AUTHORISED PROVIDER ENSURES THAT THE COMPLIANCE OFFICER HAS THE STAFF AND OTHER RESOURCES NEEDED TO PERFORM THE COMPLIANCE FUNCTION.

ARTICLE 321-29

THE HANDBOOK MENTIONED IN POINT 2[d] OF ARTICLE 321-26 IS BROUGHT TO THE ATTENTION OF THE AUTHORISED PROVIDER'S EXECUTIVE BODY.

THE HANDBOOK IS MADE AVAILABLE TO THE AMF ON REQUEST. ANY CHANGES TO THE HANDBOOK ARE TO BE DESCRIBED IN THE REPORT REFERRED TO IN ARTICLE 321-22.

THE HANDBOOK CONTAINS, INTER ALIA, A SET OF PROVISIONS, REFERRED TO AS "CHINESE WALLS", TO PREVENT UNDUE DISCLOSURE OF CONFIDENTIAL INFORMATION, PARTICULARLY PRIVILEGED INFORMATION AS DEFINED IN ARTICLE 621-1. THESE PROVISIONS SET FORTH, INTER ALIA:

1[d] THE MANNER IN WHICH THE AUTHORISED PROVIDER'S PREMISES ARE ORGANISED IN ORDER TO SEPARATE BUSINESS ACTIVITIES LIKELY TO PRODUCE CONFLICTS OF INTEREST;

2[d] THE CONDITIONS UNDER WHICH THE COMPLIANCE OFFICER MAY, IN SPECIAL CIRCUMSTANCES, AUTHORISE CONFIDENTIAL INFORMATION TO BE TRANSFERRED BETWEEN DEPARTMENTS OR AUTHORISE A STAFF MEMBER ASSIGNED TO A PARTICULAR DEPARTMENT TO ASSIST ANOTHER DEPARTMENT.

THE COMPLIANCE OFFICER MONITORS THE USE OF ANY SUCH AUTHORIZATIONS THAT HE HAS GRANTED.

ARTICLE 321-30

PURSUANT TO ARTICLE 321-76, THE COMPLIANCE OFFICER ESTABLISHES RULES REGARDING SURVEILLANCE AND PROHIBITION OF TRANSACTIONS IN FINANCIAL INSTRUMENTS CARRIED OUT BY THE AUTHORISED PROVIDER FOR ITS OWN ACCOUNT.

THE COMPLIANCE OFFICER KEEPS REGULARLY UPDATED LISTS OF FINANCIAL INSTRUMENTS SUBJECT TO SURVEILLANCE OR PROHIBITION.

ARTICLE 321-31

THE SURVEILLANCE LIST ENUMERATES THE FINANCIAL INSTRUMENTS ABOUT WHICH THE AUTHORISED PROVIDER HAS SENSITIVE INFORMATION, SUCH THAT THE COMPLIANCE OFFICER MUST EXERCISE PARTICULAR VIGILANCE.

THE COMPLIANCE OFFICER MONITORS THE TRADING REPORTS ON FINANCIAL INSTRUMENTS ON THE SURVEILLANCE LIST AND MAY HALT DEALING ON OWN ACCOUNT BY THE AUTHORISED PROVIDER IN THESE INSTRUMENTS, PARTICULARLY IF SUCH TRADING GIVES REASON TO BELIEVE THAT THE AUTHORISED PROVIDER MAY BE ACTING ON THE BASIS OF PRIVILEGED INFORMATION AS DEFINED IN ARTICLE 621-1.

THE COMPLIANCE OFFICER ASSESSES THE CONSEQUENCES FOR THE AUTHORISED PROVIDER'S INVESTMENT ANALYSTS OF A DECISION TO PLACE A FINANCIAL INSTRUMENT ON THE SURVEILLANCE LIST.

ARTICLE 321-32

THE LIST OF PROHIBITED INSTRUMENTS ("PROHIBITED LIST") ENUMERATES THE FINANCIAL INSTRUMENTS IN RESPECT OF WHICH THE AUTHORISED PROVIDER MAY NOT TRADE FOR ITS OWN ACCOUNT OR DISSEMINATE FINANCIAL RESEARCH DUE TO THE NATURE OF THE INFORMATION TO WHICH IT IS PRIVY.

THE COMPLIANCE OFFICER DECIDES WHICH OF THE AUTHORISED PROVIDER'S DEPARTMENTS MUST REFRAIN FROM MAKING TRADING RECOMMENDATIONS TO CLIENTS IN RESPECT OF INSTRUMENTS ON THE PROHIBITED LIST.

NOTWITHSTANDING THE PROVISIONS OF THE FIRST SENTENCE OF THIS ARTICLE, THE COMPLIANCE OFFICER DETERMINES THE CONDITIONS IN WHICH HE MAY AUTHORISE THE PUBLICATION OF FINANCIAL RESEARCH, UNDER HIS SUPERVISION, WHERE NON-PUBLICATION WOULD IN ITSELF CONSTITUTE AN UNDESIRABLE INDICATION.

THE COMPLIANCE OFFICER DETERMINES THE CONDITIONS IN WHICH THE PROHIBITED LIST IS MADE AVAILABLE TO THOSE CONCERNED.

ARTICLE 321-33

AN AUTHORISED PROVIDER ENSURES THAT ITS STAFF, WHETHER THEY WORK ON ITS BEHALF ON A TEMPORARY OR PERMANENT BASIS, KNOW THEY ARE BOUND BY THE OBLIGATION OF PROFESSIONAL SECRECY, AS PROVIDED AND ON PAIN OF THE PENALTIES PRESCRIBED BY LAW.

AN AUTHORISED PROVIDER FURTHER ENSURES THAT ITS STAFF WHO MAY HAVE ACCESS TO PRIVILEGED INFORMATION AS DEFINED IN ARTICLE 621-1 ARE AWARE OF THE LEGAL AND REGULATORY DEFINITION THEREOF, AS WELL AS THE CRIMINAL, ADMINISTRATIVE OR DISCIPLINARY SANCTIONS THAT MAY BE INCURRED THROUGH THE MISUSE OR UNDUE DISCLOSURE OF SUCH INFORMATION.

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ARTICLE 321-34

ORDERS SUBMITTED BY STAFF FOR THEIR OWN ACCOUNT MAY NOT TAKE PRECEDENCE, IN TRANSMISSION OR EXECUTION, OVER ORDERS PLACED BY CLIENTS WITH THE AUTHORISED PROVIDER FOR TRANSMISSION OR EXECUTION.

AN AUTHORISED PROVIDER PROVIDING SERVICES TO INDIVIDUAL CLIENTS ENSURES THAT STAFF MEMBERS' ORDERS ARE ROUTED AND EXECUTED USING PROCEDURES COMPARABLE TO THOSE USED FOR OTHER SUCH CLIENTS.

UNDER NO CIRCUMSTANCES MAY STAFF MEMBERS TRANSMIT ORDERS DIRECTLY TO THE MARKET OR TO A TRADING DESK. THESE PROVISIONS APPLY TO TRANSACTIONS EXECUTED FOR ANY ACCOUNT ON WHICH THE STAFF MEMBER HAS POWER TO OPERATE.

ARTICLE 321-35

AN AUTHORISED PROVIDER IS RESPONSIBLE FOR DETERMINING, ON THE BASIS OF ITS ACTIVITIES AND ORGANISATIONAL STRUCTURE, THE CATEGORIES OF SENSITIVE POSITIONS AND THE OBLIGATIONS OF STAFF MEMBERS IN SUCH POSITIONS, WITH A VIEW TO COMPLYING WITH THE ETHICAL PRINCIPLES SET FORTH IN ARTICLE 321-24.

ARTICLE 321-36

A POSITION IS CONSIDERED TO BE SENSITIVE IF IT INVOLVES INVESTMENT SERVICES OR OTHER SERVICES REFERRED TO IN ARTICLE 311-1 AND IF PERFORMANCE OF SUCH SERVICE MAY EXPOSE THE STAFF MEMBER IN SUCH POSITION TO CONFLICTS OF INTEREST, OR MAY GIVE THE STAFF MEMBER ACCESS TO CONFIDENTIAL OR PRIVILEGED INFORMATION. THIS DEFINITION APPLIES IN PARTICULAR TO POSITIONS THAT INVOLVE THE ARRANGEMENT OR STRUCTURING OF TRANSACTIONS, ADVISORY SERVICES, TRADING ON MARKETS, INVESTMENT ANALYSIS, OR INFORMATION HANDLING.

THE SUPERVISOR OF A PERSON IN A SENSITIVE POSITION IS DEEMED TO OCCUPY A SENSITIVE POSITION.

ARTICLE 321-37

TO PROTECT ITS CLIENTS AND STAFF AND PRESERVE THE INTEGRITY OF THE MARKET, AN AUTHORISED PROVIDER MAY RESTRICT THE RIGHT OF STAFF IN SENSITIVE POSITIONS TO TRADE IN FINANCIAL INSTRUMENTS FOR THEIR OWN ACCOUNT. SUCH RESTRICTIONS MAY INVOLVE A TOTAL OR PARTIAL BAN, ON EITHER A TEMPORARY OR AN EXTENDED BASIS, ON THE STAFF MEMBER PLACING ORDERS IN FINANCIAL INSTRUMENTS FOR HIS OWN ACCOUNT.

IN ALL CASES, AN AUTHORISED PROVIDER SHALL PROHIBIT ITS STAFF MEMBERS FROM PLACING ORDERS IN A FINANCIAL INSTRUMENT FOR THEIR OWN ACCOUNT:

1[d] IF THEY ARE TRADERS AND, BECAUSE OF THEIR FUNCTIONS, MAY HAVE OCCASION TO MAKE TRADES IN SUCH INSTRUMENT;

2[d] IF THEY ARE ANALYSTS AND, BECAUSE OF THEIR FUNCTIONS, MAY HAVE OCCASION TO PRODUCE AN ANALYSIS ON THE ISSUER OF SUCH INSTRUMENT. THE SAME PROHIBITION SHALL APPLY TO ALL FINANCIAL INSTRUMENTS OF ISSUERS IN THE SAME SECTOR AS THE ISSUER OF THE INSTRUMENT CONCERNED. THE HANDBOOK MENTIONED IN POINT 2 OF ARTICLE 321-26 DEFINES THE SECTORS CONCERNED.

ARTICLE 321-38

AN AUTHORISED PROVIDER MAY NOT PREVENT ITS STAFF MEMBERS FROM ENTERING INTO AGREEMENTS TO PLACE THEIR INVESTMENT PORTFOLIOS UNDER DISCRETIONARY MANAGEMENT.

ARTICLE 321-39

AN AUTHORISED PROVIDER REQUIRES ITS STAFF MEMBERS IN SENSITIVE POSITIONS TO DECLARE ALL FINANCIAL INSTRUMENT ACCOUNTS ON WHICH THEY HAVE THE POWER TO OPERATE, REGARDLESS OF THE INSTITUTION KEEPING THE ACCOUNT. AN AUTHORISED PROVIDER MAY REQUIRE ANY STAFF MEMBER OCCUPYING A SENSITIVE POSITION:

1[d] TO WAIVE PROFESSIONAL SECRECY WITH RESPECT TO ANY FINANCIAL INSTRUMENT ACCOUNT;

2[d] TO PROVIDE, AT THE AUTHORISED PROVIDER'S REQUEST, ANY TRADE CONFIRMATIONS AND STATEMENTS OF TRADES INVOLVING AN ACCOUNT AT ANOTHER INSTITUTION.

ARTICLE 321-40

AN AUTHORISED PROVIDER TAKES ALL NECESSARY MEASURES TO RESTRICT THE GIFTS OR PERQUISITES THAT ITS STAFF MAY RECEIVE OR GIVE IN THE COURSE OF THEIR PROFESSIONAL ACTIVITIES. STAFF DECLARE TO THE AUTHORISED PROVIDER ANY GIFTS OR PERQUISITES THEY RECEIVE BEYOND A REASONABLE LIMIT SET BY THE PROVIDER.

THE AUTHORISED PROVIDER ESTABLISHES A PROCEDURE WHEREBY ANY STAFF MEMBER ENCOUNTERING DIFFICULTIES WITH THE APPLICATION OF THIS ARTICLE CAN REFER THE MATTER TO A SUPERIOR.

ARTICLE 321-41

AUTHORISED PROVIDERS SHALL ADOPT AN ORGANISATIONAL STRUCTURE AND PROCEDURES ENABLING THEM TO COMPLY WITH THE VIGILANCE AND NOTIFICATION REQUIREMENTS OF TITLE VI OF BOOK V OF THE FINANCIAL AND MONETARY CODE RELATING TO MONEY LAUNDERING AND TERRORIST FINANCING AND WITH THE IMPLEMENTING REGULATIONS RELATING THERETO.

ARTICLE 321-42

AUTHORISED PROVIDERS PUT THE INTERESTS OF THEIR CLIENTS FIRST AS REGARDS ORDER RECEPTION AND TRANSMISSION, EXECUTION OF ORDERS FOR THIRD PARTIES, AND THE PLACING OF SECURITIES. AUTHORISED PROVIDERS WHO EXECUTE ORDERS

FOR THIRD PARTIES TAKE CARE TO PROVIDE THEIR CLIENTS WITH THE BEST POSSIBLE EXECUTION, TAKING INTO ACCOUNT THE INSTRUCTIONS THEY RECEIVE, THE STATE OF THE RELEVANT MARKET(S) AND THE FINANCIAL INSTRUMENTS INVOLVED.

ARTICLE 321-43

BEFORE EXECUTING A TRANSACTION IN A FINANCIAL INSTRUMENT FOR A NEW CLIENT, THE AUTHORISED PROVIDER VERIFIES THE IDENTITY OF THE CLIENT AND, WHEN APPLICABLE, THE PERSON ON WHOSE BEHALF THE CLIENT IS ACTING.

THE AUTHORISED PROVIDER ENSURES THAT THE CLIENT HAS THE LEGAL CAPACITY AND STATUS TO REALISE THE TRANSACTION. IF THE CLIENT IS NOT AN INDIVIDUAL, THE AUTHORISED PROVIDER VERIFIES THAT THE PERSON REPRESENTING THE CLIENT IS ENTITLED TO ACT EITHER AS THAT ENTITY'S LEGAL REPRESENTATIVE OR AS AN AGENT UNDER THE TERMS OF A POWER OF ATTORNEY OR AN AGENCY AGREEMENT. FOR THIS PURPOSE, THE AUTHORISED PROVIDER REQUESTS ANY DOCUMENTS REQUIRED TO ESTABLISH THE POWERS OR APPOINTMENT OF THE REPRESENTATIVE.

ARTICLE 321-44

PURSUANT TO ARTICLE 321-68, AN AUTHORISED PROVIDER INFORMS CLIENTS OF THE GENERAL CONDITIONS APPLICABLE TO THE PROPOSED SERVICES, IN PARTICULAR:

1[d] THE TYPES OF ORDERS THAT IT IS ABLE TO RECEIVE, TAKING INTO ACCOUNT THE RULES OF THE RELEVANT REGULATED MARKET WHENEVER ORDERS ARE TO BE EXECUTED ON SUCH MARKET;

2[d] THE PROCEDURES FOR RECEIVING AND TRANSMITTING ORDERS;

3[d] THE PROCEDURES FOR PROVIDING THE CLIENT WITH INFORMATION ON THE CLIENT'S TRANSACTIONS;

4[d] THE CHARGES FOR THE AUTHORISED PROVIDER'S SERVICES.

ARTICLE 321-45

WHEN A CLIENT INFORMS AN ACCOUNT-KEEPING AUTHORISED PROVIDER THAT HE HAS DELEGATED DISCRETIONARY PORTFOLIO MANAGEMENT AUTHORITY OVER THE ACCOUNT TO A THIRD PARTY, THE AUTHORISED PROVIDER ASKS THE CLIENT TO FILL OUT A DECLARATION, WHICH IS SIGNED BY THE PRINCIPAL AND THE AGENT. SUCH DECLARATION IS BASED ON THE MODEL SET FORTH IN AN AMF INSTRUCTION.

THE AUTHORISED PROVIDER IS NOT REQUIRED TO HAVE KNOWLEDGE OF THE TERMS OF THE MANAGEMENT AGREEMENT.

ARTICLE 321-46

THE AUTHORISED PROVIDER ASSESSES THE PROFESSIONAL SKILLS OF THE CLIENT AS REGARDS HIS UNDERSTANDING OF THE NATURE AND ATTENDANT RISKS OF THE TRANSACTIONS IN WHICH HE INTENDS TO ENGAGE. THIS ASSESSMENT TAKES INTO ACCOUNT THE CLIENT'S FINANCIAL CONDITION, INVESTMENT EXPERIENCE, AND OBJECTIVES AS REGARDS THE SERVICES REQUESTED OF THE AUTHORIZED PROVIDER.

THE AUTHORISED PROVIDER INFORMS THE CLIENT OF THE CHARACTERISTICS OF THE FINANCIAL INSTRUMENT(S) IN WHICH THE CLIENT INTENDS TO TRADE, THE TRANSACTIONS THAT COULD BE CARRIED OUT IN THEM, AND THE RISKS THAT THOSE TRANSACTIONS COULD ENTAIL.

THE AUTHORISED PROVIDER ADAPTS THIS INFORMATION IN ACCORDANCE WITH ITS ASSESSMENT OF THE CLIENT'S PROFESSIONAL SKILLS.

IN PARTICULAR, IT TAKES INTO ACCOUNT WHETHER THE CLIENT IS ONE OF THE PERSONS REFERRED TO IN ARTICLE L. 531-2 OF THE FINANCIAL AND MONETARY CODE, OR A QUALIFIED INVESTOR WITHIN THE MEANING OF ARTICLE L. 411-2 OF THE SAME CODE, OR A PERSON OR ENTITY BELONGING TO AN EQUIVALENT CATEGORY UNDER THE LAW OF THE COUNTRY OF THE CLIENT'S RESIDENCE OR REGISTERED OFFICE.

FOR TRANSACTIONS IN DERIVATIVE FINANCIAL INSTRUMENTS TRADED ON A REGULATED MARKET, THE INFORMATION PROVIDED TO THE CLIENT INCLUDES THE PROSPECTUS AND TECHNICAL SPECIFICATIONS PERTAINING TO THOSE INSTRUMENTS, AS PROVIDED FOR IN ARTICLES 518-4 TO 518-7.

ARTICLE 321-47

THE AUTHORISED PROVIDER REGULARLY UPDATES THE INFORMATION IT HOLDS PURSUANT TO
ARTICLE 321-43 AS WELL AS THE FACTS RELATING TO ITS CLIENT'S FINANCIAL CONDITION, IN KEEPING WITH THE PROVISIONS OF ARTICLE 321-46.

THE AUTHORISED PROVIDER SENDS PROMPTLY TO THE CLIENT THE INFORMATION THAT IT MUST PROVIDE TO HIM PURSUANT TO ARTICLES 321-44 AND 321-46.

ARTICLE 321-48

WHEN A CLIENT PROPOSES TO CARRY OUT A TRANSACTION THAT DIFFERS FROM THOSE IN WHICH HE CUSTOMARILY ENGAGES, EITHER IN NATURE OR IN TERMS OF THE INSTRUMENTS OR AMOUNTS INVOLVED, THE AUTHORISED PROVIDER ASKS HIM TO EXPLAIN THE OBJECTIVES OF THE TRANSACTION.

IN THE LIGHT OF SUCH EXPLANATION, THE AUTHORISED PROVIDER SUPPLIES THE CLIENT WITH INFORMATION USEFUL TO UNDERSTANDING THE CONTEMPLATED TRANSACTION AND ITS ATTENDANT RISKS.

THE AUTHORISED PROVIDER ADAPTS THIS INFORMATION ACCORDING TO ITS ASSESSMENT OF THE CLIENT'S PROFESSIONAL SKILLS, AS REFERRED IN ARTICLE 321-46. IN PARTICULAR, IT TAKES INTO ACCOUNT WHETHER THE CLIENT IS ONE OF THE PERSONS REFERRED TO IN

ARTICLE L. 531-2 OF THE FINANCIAL AND MONETARY CODE, OR A QUALIFIED INVESTOR WITHIN THE MEANING OF ARTICLE L. 411-2 OF THE SAME CODE, OR A NON-RESIDENT PERSON OR ENTITY OF EQUIVALENT STATUS OR CHARACTERISTICS.

THE AUTHORISED PROVIDER SUPPLIES THE REQUIRED INFORMATION BEFORE COMPLETING THE TRANSACTION. AT THE SAME TIME, IT ASKS THE CLIENT TO TAKE APPROPRIATE MEASURES TO ENSURE THAT THE POSITIONS RESULTING FROM THE TRANSACTION CAN BE MONITORED APPROPRIATELY.

ARTICLE 321-49

AN ACCOUNT-KEEPING AUTHORISED PROVIDER INFORMS ITS CLIENTS OF ALL TRANSACTIONS AFFECTING THEIR ACCOUNTS, INCLUDING TRADES RESULTING FROM ORDERS ISSUED OR TRANSMITTED BY A THIRD PARTY. THE TIME ALLOWED FOR PROVIDING INFORMATION ON COMPLETED TRANSACTIONS IS STIPULATED IN THE NEW-ACCOUNT AGREEMENT REFERRED TO IN
ARTICLE 321-69.

THE AUTHORISED PROVIDER INFORMS THE CLIENT IF IT HAS ACTED, IN SO FAR AS ALLOWED UNDER EXISTING REGULATIONS, AS COUNTERPARTY TO THE CLIENT'S ORDER IN A FINANCIAL INSTRUMENT ADMITTED TO TRADING ON A REGULATED MARKET.

ARTICLE 321-50

WHEN AN AUTHORISED PROVIDER EXECUTES A TRADE WITH OR ON BEHALF OF A CLIENT IN A DERIVATIVE FINANCIAL INSTRUMENT OUTSIDE A REGULATED MARKET, IT OFFERS TO SEND THE CLIENT A VALUATION OF THE TRANSACTION, IN A FORM AGREED WITH THE CLIENT AND AT INTERVALS NO LONGER THAN ONE YEAR.

THIS PROVISION DOES NOT APPLY WHERE THE CLIENT IS ONE OF THE INSTITUTIONS MENTIONED IN THE THIRD PARAGRAPH OF ARTICLE 321-68.

ARTICLE 321-51

WHEN AN AUTHORISED PROVIDER IS REQUESTED TO TRANSMIT AN ORDER TO ANOTHER AUTHORISED PROVIDER, IT MUST BE ABLE TO:

1[d] WARRANT THAT THE ORDER TRANSMITTED WAS ISSUED BY THE CLIENT;

2[d] PROVIDE EVIDENCE OF THE TIME AT WHICH THE ORDER WAS RECEIVED AND THE TIME AT WHICH IT WAS TRANSMITTED. THE SAME OBLIGATIONS APPLY TO THE AGENT REFERRED TO IN ARTICLE 312-1.

ARTICLE 321-52

WHEN A CLIENT GIVES AN AUTHORISED PROVIDER WITH WHOM HE MAINTAINS AN ACCOUNT AN ORDER FOR TRANSMISSION TO ANOTHER AUTHORISED PROVIDER OR TO A NON-RESIDENT INSTITUTION WITH COMPARABLE STATUS, THE AUTHORISED PROVIDER IS PROHIBITED FROM BEING REMUNERATED IN THE FORM OF A HARD COMMISSION (COMMISSION REBATE) BY THE INSTITUTION TO WHICH THE ORDER HAS BEEN TRANSMITTED.

WHEN A NON-ACCOUNT-KEEPING AUTHORISED PROVIDER PROPOSES TO RECEIVE ORDERS FROM A CLIENT FOR TRANSMISSION TO ANOTHER INSTITUTION AND BE REMUNERATED FOR ITS SERVICES, AS MAY BE ALLOWED UNDER EXISTING REGULATIONS, IN THE FORM OF A HARD COMMISSION FROM THE INSTITUTION TO WHICH THE ORDER IS TRANSMITTED, THE AUTHORISED PROVIDER INFORMS THE CLIENT OF THE ARRANGEMENTS PERTAINING TO SUCH REMUNERATION AS SOON AS THEY ENTER INTO CONTACT WITH ONE ANOTHER, IN KEEPING WITH POINT 4 OF ARTICLE 321-44.

WHEN A NON-ACCOUNT-KEEPING AUTHORISED PROVIDER RECEIVES ORDERS FROM A CLIENT FOR TRANSMISSION TO ANOTHER INSTITUTION, IT INFORMS THE CLIENT PERIODICALLY (AT LEAST ONCE A YEAR) OF THE TOTAL AMOUNT OF HARD COMMISSIONS RECEIVED IN RESPECT OF THAT CLIENT'S ORDERS.

ARTICLE 321-53

AN AUTHORISED PROVIDER MAY NOT ENTER INTO A SOFT COMMISSION AGREEMENT WITH ANOTHER AUTHORISED PROVIDER WITH WHICH IT DOES BUSINESS UNLESS THE FOLLOWING CONDITIONS ARE MET:

1[d] THE GOODS OR SERVICES OFFERED AS REMUNERATION CONTRIBUTE DIRECTLY TO THE BUSINESS RELATIONSHIP AND ARE USED PURELY FOR PROFESSIONAL PURPOSES;

2[d] THE AUTHORISED PROVIDER ITSELF, NOT ITS MANAGERS OR STAFF, IS THE DIRECT BENEFICIARY OF THE GOODS AND SERVICES CONCERNED.

B) PROVISIONS RELATING TO RECEPTION-TRANSMISSION OR EXECUTING OF SECURITIES MARKET ORDERS INVOLVING RECEPTION OF ORDERS VIA THE INTERNET

ARTICLE 321-54

AN AUTHORISED PROVIDER WHO SENDS A MESSAGE OFFERING AN ORDER
RECEPTION-TRANSMISSION OR EXECUTION SERVICE INVOLVING RECEPTION OF ORDERS VIA THE INTERNET MUST BE CLEARLY IDENTIFIED IN THE MESSAGE. SUCH MESSAGE MUST MENTION THE PROVIDER'S AUTHORISED STATUS AND THE INVESTMENT SERVICES IT IS AUTHORISED TO PROVIDE.

IF THE AUTHORISED PROVIDER IS NOT A CUSTODY ACCOUNT KEEPER OR A CASH-ACCOUNT KEEPER, THE MESSAGE MUST CLEARLY IDENTIFY THE PROVIDERS THAT PERFORM THESE FUNCTIONS.

IF AN ORDER RECEIVER-TRANSMITTER ACTING AS AGENT OF AN INVESTMENT SERVICE PROVIDER DOES NOT ITSELF HAVE THE STATUS OF INVESTMENT SERVICE PROVIDER, THE IDENTITY OF ITS PRINCIPAL MUST BE MENTIONED.

ARTICLE 321-55

WHEN AN AUTHORISED PROVIDER'S OFFER IS CLEARLY INTENDED FOR RESIDENTS OF A FOREIGN COUNTRY, THE PROVIDER ENSURES THAT ITS OFFER COMPLIES WITH THE REGULATIONS OF THE COUNTRY IN QUESTION.

ARTICLE 321-56

FOR THE PURPOSE OF MEETING THE REQUIREMENT TO VERIFY, PURSUANT TO ARTICLE 321-43, THE IDENTITY AND LEGAL CAPACITY OF THE CLIENT, AN AUTHORISED PROVIDER WISHING TO ESTABLISH A BUSINESS RELATIONSHIP WITH A NEW CLIENT SOLELY VIA THE INTERNET MUST FIRST RECEIVE:

1[d] A PHOTOCOPY OF A CURRENT IDENTITY DOCUMENT (PASSPORT, IDENTITY CARD, DRIVING LICENCE);

2[d] A BANK IDENTIFICATION FORM OR A CANCELLED CHEQUE;

3[d] DOCUMENTARY EVIDENCE OF THE CLIENT'S PLACE OF RESIDENCE. THE PROVIDER ACKNOWLEDGES RECEIPT OF THE AFOREMENTIONED DOCUMENTS BY SENDING THE NEW CLIENT A REGISTERED LETTER WITH RETURN RECEIPT, THEREBY VERIFYING THE PLACE OF RESIDENCE DECLARED BY HIM.

ARTICLE 321-57

THE SERVICE AGREEMENT PROVIDED FOR IN ARTICLE 321-68 EXPRESSLY STIPULATES THE FORMS OF PROOF SPECIFIC TO ORDER RECEPTION VIA THE INTERNET.

ARTICLE 321-58

THE AUTHORISED PROVIDER CLEARLY INFORMS THE CLIENT THAT NO TRANSACTION CAN BE INITIATED UNTIL THE FOLLOWING HAVE BEEN RECEIVED:

1[d] THE DOCUMENTS LISTED IN ARTICLE 321-56, IN THE CASE OF A NEW CLIENT;

2[d] THE AGREEMENT REFERRED TO IN ARTICLE 321-57 ON FORMS OF PROOF SPECIFIC TO THE USE OF THE INTERNET, DULY SIGNED BY THE CLIENT;

3[d] FUNDS OR FINANCIAL INSTRUMENTS IN THE CLIENT'S ACCOUNT, WHEN SUCH ACCOUNT IS ON THE BOOKS OF THE AUTHORIZED PROVIDER.

ARTICLE 321-59

THE AUTHORISED PROVIDER ENSURES THAT THE CLIENT SYSTEMATICALLY RECEIVES THE INFORMATION SPECIFIED IN ARTICLE 321-46, IN SCREEN-READABLE OR DOWNLOADABLE FORM, BEFORE THE CLIENT IS ABLE TO PLACE HIS FIRST INTERNET ORDER. THIS INFORMATION MUST BE THAT FURNISHED PURSUANT TO ARTICLE 321-46 TO A CLIENT HAVING NEITHER PROFESSIONAL SKILLS NOR SPECIAL EXPERIENCE IN THE FIELD OF FINANCIAL INVESTMENT.

A PERIOD OF SEVEN DAYS, AS SPECIFIED IN ARTICLE 518-6, OCCURS BETWEEN SUPPLYING CLIENTS WITH DOCUMENTATION ABOUT REGULATED MARKETS IN DERIVATIVE FINANCIAL INSTRUMENTS AND RECEIVING THEIR FIRST ORDERS FOR SUCH INSTRUMENTS. THIS SEVENDAY PERIOD BEGINS ON THE DATE THAT THE CLIENT READ THE NOTICES ON SCREEN OR DOWNLOADED THEM. THE AUTHORIZED PROVIDER RECORDS THIS DATE.

ARTICLE 321-60

IN THE ACCOUNT-OPENING AND SERVICE AGREEMENT, THE AUTHORISED PROVIDER MAY OFFER THE CLIENT THE CHOICE OF RECEIVING TRADE CONFIRMATIONS AND PORTFOLIO STATEMENTS BY POSTAL MAIL OR VIA THE INTERNET.

WHEN THE PROVIDER INTENDS TO SEND TRADE CONFIRMATIONS AND PORTFOLIO STATEMENTS TO THE CLIENT EXCLUSIVELY VIA THE INTERNET, THIS SOLE METHOD OF TRANSMISSION MUST HAVE BEEN STIPULATED IN THE ACCOUNT-OPENING AND SERVICE AGREEMENT.

ARTICLE 321-61

THE AUTHORISED PROVIDER ENSURES THAT, BEFORE A CLIENT IS ABLE TO PLACE AN ORDER VIA THE INTERNET FOR A TRANSACTION IN FINANCIAL INSTRUMENTS WHICH DIFFERS, IN NATURE OR IN TERMS OF THE INSTRUMENTS OR AMOUNTS INVOLVED, FROM THOSE IN WHICH HE GENERALLY ENGAGES, THAT CLIENT RECEIVES THE INFORMATION CALLED FOR IN ARTICLE 321-48.

ARTICLE 321-62

WHEN THE AUTHORISED PROVIDER MAINTAINS THE CLIENT'S CASH AND FINANCIAL INSTRUMENT ACCOUNTS, THE PROVIDER MUST HAVE AN AUTOMATED ACCOUNT VERIFICATION SYSTEM. IN THE EVENT OF INSUFFICIENT FUNDS OR MARGIN, THE SYSTEM MUST BLOCK ORDER ENTRY. THE CLIENT IS INFORMED ON SCREEN OF THE REASONS FOR SUCH BLOCKING AND IS REQUESTED TO REMEDY THE SITUATION.

WHEN THE PROVIDER DOES NOT MAINTAIN THE CLIENT'S CASH AND FINANCIAL INSTRUMENT ACCOUNTS, THE PROVIDER IMPLEMENTS THE FOREGOING PROVISIONS IN COOPERATION WITH THE ACCOUNT-KEEPING PROVIDER, EXCEPT IN SPECIAL CASES THAT THE PROVIDER MUST BE ABLE TO JUSTIFY UPON REQUEST OF THE AMF.

ARTICLE 321-63

EXCEPT IN SPECIAL CASES THAT THE AUTHORISED PROVIDER CAN JUSTIFY TO THE AMF, THE PROVIDER USES A SYSTEM THAT AUTOMATICALLY VERIFIES WHETHER AN ORDER, IN PARTICULAR A LIMIT ORDER, IS COMPATIBLE WITH MARKET CONDITIONS, SO

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THAT AN AUTOMATIC ORDER-BLOCKING MECHANISM IS TRIGGERED WHEN THE SYSTEM
IDENTIFIES AN INCOMPATIBILITY. THE CLIENT IS INFORMED ON SCREEN OF THE REASONS FOR THE BLOCKING.

ARTICLE 321-64

ACKNOWLEDGEMENT THAT THE AUTHORISED PROVIDER HAS REGISTERED THE CLIENT'S ORDER IS DISPLAYED ON SCREEN. THE PROVIDER THEN INVITES THE CLIENT TO CONFIRM THE ORDER.

THE SERVICE AGREEMENT STIPULATES THAT THE PROVIDER ASSUMES RESPONSIBILITY FOR PROPER EXECUTION OF THE ORDER ONCE ACKNOWLEDGEMENT OF REGISTRATION THEREOF HAS BEEN SENT TO THE CLIENT AND AS SOON AS THE CLIENT HAS CONFIRMED THE ORDER.

ARTICLE 321-65

IN THE EVENT OF A MALFUNCTION OF THE ORDER RECEPTION SYSTEM, THE AUTHORISED PROVIDER MAKES EVERY EFFORT TO INFORM USERS OF THE NATURE AND FORESEEABLE DURATION OF SUCH MALFUNCTION.

THE PROVIDER DESCRIBES IN THE SERVICE AGREEMENT THE ALTERNATIVE EQUIPMENT MADE AVAILABLE TO CLIENTS IN THE EVENT OF A PROLONGED INTERRUPTION OF THE SERVICE.

ARTICLE 321-66

THE AUTHORISED PROVIDER ENSURES THAT, CONSIDERING THE SIZE OF ITS CLIENT BASE AND ITS GROWTH PROSPECTS, IT HAS SUFFICIENT CAPACITY ON A PERMANENT BASIS IN THE FOLLOWING AREAS:

1[d] THE COMPUTERISED ORDER RECEPTION SYSTEM, INCLUDING THE BACK-UP SYSTEM;

2[d] THE ALTERNATIVE EQUIPMENT (TELEPHONE AND/OR FACSIMILE) TO BE OFFERED TO CLIENTS IN THE EVENT OF AN IT SYSTEM FAILURE;

3[d] MANPOWER AVAILABILITY, PARTICULARLY IN THE EVENT OF AN IT SYSTEM FAILURE.

ARTICLE 321-67

THE AUTHORISED PROVIDER ENSURES THAT, BY THE STANDARD OF INDUSTRY-WIDE IT SECURITY PRACTICES, ITS COMPUTERISED ORDER RECEPTION SYSTEM IS PROPERLY SECURE.

IN PARTICULAR, THE SYSTEM MUST ENSURE INTEGRITY OF DATA, AUTHENTICATION OF DATA ORIGIN, AND PROTECTION OF CONFIDENTIAL MESSAGES.

ARTICLE 321-68

AUTHORISED PROVIDERS MUST ESTABLISH A WRITTEN AGREEMENT WITH EACH CLIENT FOR WHOM THEY PROVIDE THE SERVICES OF RECEIVING AND TRANSMITTING ORDERS FOR THIRD PARTIES, EXECUTING ORDERS FOR THIRD PARTIES OR CLEARING. THE FOREGOING DOES NOT APPLY, EXCEPT AS CONCERNS CLEARING, WHEN THE PROVIDER PROVIDES THE SERVICES ON BEHALF OF CREDIT INSTITUTIONS, INVESTMENT FIRMS, INSTITUTIONS REFERRED TO IN ARTICLE L. 531-2 OF THE FINANCIAL AND MONETARY CODE, OR NON-RESIDENT INSTITUTIONS OF COMPARABLE STATUS.

ARTICLE 321-69

THE ACCOUNT KEEPERS REFERRED TO IN ARTICLE 312-6 MUST RECORD THE FINANCIAL INSTRUMENTS AND CASH RECEIVED ON BEHALF OF A CLIENT IN ACCOUNTS OPENED IN THAT CLIENT'S NAME.

BEFORE RECORDING FINANCIAL INSTRUMENTS IN ITS BOOKS, THE ACCOUNT KEEPER MUST ESTABLISH A NEW-ACCOUNT AGREEMENT WITH EACH CLIENT.

ARTICLE 321-70

THE OBLIGATORY CLAUSES THAT MUST APPEAR IN THE SERVICE AGREEMENT REFERRED TO IN
ARTICLE 321-68 AND THE NEW-ACCOUNT AGREEMENT REFERRED TO IN ARTICLE 321-69 MAY, WHERE APPROPRIATE BE AGGREGATED IN A SINGLE AGREEMENT, ON THE TERMS AND CONDITIONS SPECIFIED IN AN AMF INSTRUCTION.

ARTICLE 321-71

EVERY SERVICE AGREEMENT OR NEW-ACCOUNT AGREEMENT MUST CONTAIN THE FOLLOWING
CLAUSES:

1[d] THE IDENTITY OF THE PERSON(S) WITH WHOM THE SERVICE AGREEMENT IS BEING
MADE:

A) IN THE CASE OF A LEGAL ENTITY, HOW THE SERVICE PROVIDER IS TO ASCERTAIN THE NAME OF THE PERSON(S) AUTHORISED TO ACT IN THE NAME OF SAID LEGAL ENTITY, AND, WHERE APPROPRIATE, THEIR STATUS AS QUALIFIED INVESTOR WITHIN THE MEANING OF ARTICLES D. 411-1, D. 411-2, D. 734-1, D. 744-1, D. 754-1 AND D. 764-1 OF THE
FINANCIAL AND MONETARY CODE;

B) IN THE CASE OF A NATURAL PERSON, PROOF THAT HE OR SHE IS A FRENCH RESIDENT, A RESIDENT OF A STATE THAT IS PARTY TO THE EEA AGREEMENT, OR A RESIDENT OF A THIRD COUNTRY; AND, WHERE, APPROPRIATE THE IDENTITY OF THE PERSON(S) AUTHORISED TO ACT ON BEHALF OF SAID NATURAL PERSON.

2[d] THE INVESTMENT SERVICES AND OTHER SERVICES MENTIONED IN POINT 2 OF SECTION I OF ARTICLE 311-1 COVERED BY THE AGREEMENT, AND THE CATEGORIES OF FINANCIAL INSTRUMENT FOR WHICH THE SERVICES ARE PROVIDED.

3[d] THE AUTHORISED SERVICE PROVIDER'S SCALE OF CHARGES.

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4[d] THE PERIOD OF VALIDITY OF THE AGREEMENT.

5[d] THE OBLIGATIONS OF CONFIDENTIALITY INCUMBENT ON THE AUTHORISED SERVICE PROVIDER UNDER THE LAWS AND REGULATIONS GOVERNING PROFESSIONAL SECRECY.

6[d] WHERE APPROPRIATE AND PURSUANT TO ARTICLE 321-20, A DECLARATION THAT THE SERVICE PROVIDER IS NOT ACTING AS A DEL CREDERE AGENT.

ARTICLE 321-72

WHERE THE AGREEMENT CONCERNS THE EXECUTION OF ORDERS FOR THIRD PARTIES, IT MUST
SPECIFY:

1[d] THE CHARACTERISTICS OF ORDERS THAT MAY BE PASSED TO THE AUTHORISED PROVIDER. THESE CHARACTERISTICS TAKE ACCOUNT, AS APPROPRIATE, THE RULES OF THE MARKET WHERE THE ORDERS ARE TO BE EXECUTED.

2[d] HOW ORDERS ARE TO BE TRANSMITTED;

3[d] THE CONTENT OF THE CONFIRMATION NOTICE FOR THE TRANSACTION AND THE MEANS BY WHICH IT WILL BE SENT TO THE CLIENT. THE AGREEMENT MUST PROVIDE THAT THE CLIENT IS INFORMED OF THE FOLLOWING, AT MINIMUM:

A) THE FINANCIAL INSTRUMENT(S) INVOLVED AND, WHERE APPROPRIATE, THE MARKET ON WHICH THE ORDER WAS EXECUTED;

B) THE DATE AND PRICE OF EXECUTION;

C) THE AMOUNT OF THE TRANSACTION, WITH THE GROSS AMOUNT BROKEN DOWN INTO ITS COMPONENT PARTS;

D) THE TIME PERIOD STIPULATED IN THE AGREEMENT FOR SENDING THE ABOVE INFORMATION, WHICH CANNOT EXCEED TWENTY-FOUR HOURS.

4[d] THE TIME PERIOD FOR THE CLIENT TO CHALLENGE THE TERMS OF EXECUTION OF WHICH HE HAS BEEN INFORMED.

5[d] THE NAME OF THE INSTITUTION RESPONSIBLE FOR KEEPING THE CLIENT'S ACCOUNT, IF THE ACCOUNT KEEPER IS NOT THE SERVICE PROVIDER EXECUTING THE ORDER.

ARTICLE 321-73

WHERE THE AGREEMENT CONCERNS THE RECEPTION AND TRANSMISSION OF ORDERS FOR THIRD PARTIES, IT SPECIFIES:

1[d] THE CHARACTERISTICS OF ORDERS THAT MAY BE PASSED TO THE AUTHORISED PROVIDER. THESE CHARACTERISTICS TAKE INTO ACCOUNT, AS APPROPRIATE, THE RULES OF THE MARKET WHERE THE ORDERS ARE TO BE EXECUTED.

2[d] HOW THE ORDERS ARE TO BE TRANSMITTED;

3[d] THE PROCEDURES FOR INFORMING THE CLIENT IN CASES WHERE THE ORDER HAS NOT BEEN SUCCESSFULLY TRANSMITTED.

4[d] THE NAME OF THE INSTITUTION RESPONSIBLE FOR KEEPING THE CLIENT'S ACCOUNT, IF THE ACCOUNT KEEPER IS NOT THE PROVIDER HANDLING THE ORDER RECEPTION AND TRANSMISSION SERVICE.

WHERE THE AUTHORISED PROVIDER ACTS AS A BROKER OR AGENT, THE AGREEMENT SHALL ALSO SPECIFY PROCEDURES FOR INFORMING THE CLIENT AFTER THE ORDER HAS BEEN EXECUTED, AS PROVIDED FOR IN ARTICLE 321-72. THE TIME PERIOD STIPULATED IN THE AGREEMENT FOR SUPPLYING THIS INFORMATION ON ORDER EXECUTION MAY NOT EXCEED TWENTY-FOUR HOURS FROM THE TIME THAT THE PROVIDER RESPONSIBLE FOR TRANSMITTING THE ORDER HAS BEEN NOTIFIED OF THE TERMS ON WHICH IT WAS EXECUTED.

ARTICLE 321-74

WHEN THE AGREEMENT COVERS CLEARING SERVICES OR ACCOUNT-KEEPING, IT SPECIFIES THE TERMS AND CONDITIONS FOR DEPOSITING MARGIN AND THE PROCEDURES FOR CALLING INITIAL MARGIN AND MAINTENANCE MARGIN FOR TRANSACTIONS IN DERIVATIVE FINANCIAL INSTRUMENTS. THE AGREEMENT ALSO SPECIFIES THE SITUATIONS AND CONDITIONS IN WHICH THE SERVICE PROVIDER CAN LIQUIDATE POSITIONS AND SELL FINANCIAL INSTRUMENTS DEPOSITED AS MARGIN BY THE CLIENT.

ARTICLE 321-75

WHEN THE AGREEMENT RELATES TO ACCOUNT-KEEPING SERVICE, IT SPECIFIES:

1[d] THE PROCEDURES FOR SUPPLYING INFORMATION ON MOVEMENTS IN FINANCIAL INSTRUMENTS AND CASH ON HIS ACCOUNT.

2[d] THE INFORMATION REFERRED TO IN ARTICLE 321-74, IF THIS IS NOT THE RESPONSIBILITY OF AN AUTHORISED PROVIDER IN CHARGE OF CLEARING TO WHOM THE ACCOUNT-HOLDER IS CONTRACTUALLY BOUND.

3[d] THE INFORMATION PROVIDED TO THE ACCOUNT-HOLDER ABOUT THE AUTHORISED PROVIDER'S OBLIGATIONS IN TERMS OF PREVENTING MONEY LAUNDERING AND TERRORIST FINANCING.

ARTICLE 321-76

AUTHORISED PROVIDERS CONDUCT THEIR ACTIVITIES IN COMPLIANCE WITH ALL RULES PERTAINING TO MARKET ORGANISATION AND OPERATION, INCLUDING MULTILATERAL TRADING FACILITIES.

ARTICLE 321-77

IF A MEMBER OF AN AUTHORISED PROVIDER'S STAFF MAKES A TRADE AT A PRICE OTHER THAN A MARKET PRICE AVAILABLE AT THE TIME, THE PROVIDER MUST BE ABLE TO EXPLAIN THE REASONS THEREFORE UPON REQUEST OF THE AMF.

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ARTICLE 321-78

SUBJECT TO THE PROVISIONS OF ARTICLE 321-86 AND IN COMPLIANCE WITH THE PREVAILING LAWS AND REGULATIONS, AUTHORIZED PROVIDERS ARRANGE FOR THE RECORDING OF TELEPHONE CONVERSATIONS OF:

1[d] STAFF ACTING AS TRADERS IN FINANCIAL INSTRUMENTS;

2[d] STAFF WHO DO NOT ACT AS TRADERS BUT WHO PARTICIPATE IN THE COMMERCIAL RELATIONSHIP WITH CLIENTS, WHENEVER THE COMPLIANCE OFFICER DEEMS IT NECESSARY TO RECORD THEIR TELEPHONE CONVERSATIONS IN VIEW OF THE AMOUNTS OR RISKS INVOLVED.

ARTICLE 321-79

THE PURPOSE OF RECORDING TELEPHONE CONVERSATIONS IS TO FACILITATE SUPERVISION SO AS TO ENSURE THAT TRANSACTIONS ARE PROPER AND COMPLY WITH CLIENTS' INSTRUCTIONS.

THE COMPLIANCE OFFICER MAY LISTEN TO THE RECORDINGS OF TELEPHONE CONVERSATIONS MADE PURSUANT TO ARTICLE 321-78. IF THE COMPLIANCE OFFICER DOES NOT HIMSELF LISTEN TO THE RECORDING, IT MAY NOT BE LISTENED TO WITHOUT HIS AGREEMENT OR THE AGREEMENT OF A PERSON DESIGNATED BY HIM.

A STAFF MEMBER WHOSE TELEPHONE CONVERSATIONS ARE SUBJECT TO BEING RECORDED IS INFORMED OF THE CONDITIONS UNDER WHICH HE MAY LISTEN TO SUCH RECORDINGS.

THE REQUIRED RETENTION PERIOD FOR RECORDINGS OF TELEPHONE CONVERSATIONS OF PERSONS TRADING FINANCIAL INSTRUMENTS, INCLUDING CONVERSATIONS ABOUT TRANSACTIONS IN FINANCIAL INSTRUMENTS NOT ADMITTED TO TRADING ON A REGULATED MARKET, IS GOVERNED BY ARTICLES 321-81 AND 321-84.

THE REQUIRED RETENTION PERIOD FOR SUCH RECORDINGS MAY NOT EXCEED FIVE YEARS.

ARTICLE 321-80

THE PROVISIONS OF ARTICLES 321-81 TO 321-84 APPLY TO ALL TRANSACTIONS IN A FINANCIAL INSTRUMENT ADMITTED TO TRADING ON A REGULATED MARKET, INCLUDING INSTANCES WHEN SUCH TRANSACTIONS TAKE PLACE OUTSIDE A REGULATED MARKET.

THOSE PROVISIONS SPECIFY THE MINIMUM LENGTH OF TIME THAT THE AUTHORISED PROVIDER MUST KEEP THE INFORMATION AVAILABLE TO THE AUTHORITIES ON REQUEST, WITHOUT PREJUDICE TO THE LEGAL AND REGULATORY REQUIREMENTS FOR RETENTION OF THE DOCUMENTS IN QUESTION.

AN AMF INSTRUCTION SPECIFIES THE TRANSACTION-RELATED DATA THAT AUTHORISED PROVIDERS OR PROVIDERS OPERATING IN FRANCE UNDER THE RIGHT OF ESTABLISHMENT MUST RETAIN.

ARTICLE 321-81

AN AUTHORISED PROVIDER THAT RECEIVES AN ORDER TO BE EXECUTED OR TO BE TRANSMITTED TO ANOTHER AUTHORISED PROVIDER FOR EXECUTION MUST RETAIN A RECORDING OR COPY THEREOF FOR SIX MONTHS.

BOOK III - SERVICE PROVIDERS 72

ARTICLE 321-82

AN AUTHORISED PROVIDER THAT TRANSMITS TO ANOTHER AUTHORISED PROVIDER AN ORDER FOR ITS OWN OR A CLIENT'S ACCOUNT, OR THAT EXECUTES SUCH ORDER OUTSIDE A REGULATED MARKET, MUST RETAIN A RECORDING OR COPY THEREOF IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE 321-81.

AN AUTHORISED PROVIDER THAT IS A MEMBER OF A REGULATED MARKET AND THAT PRESENTS AN ORDER ON THE MARKET MUST RETAIN THE INFORMATION PERTAINING TO SUCH ORDER IN ACCORDANCE WITH THE MARKET OPERATOR'S OPERATING RULES OR IMPLEMENTING PROVISIONS, FOR AT LEAST SIX MONTHS.

ARTICLE 321-83

AN AUTHORISED PROVIDER THAT EXECUTES AN ORDER FOR ITS OWN OR A CLIENT'S ACCOUNT MUST RETAIN ALL INFORMATION RELATING TO THE TRANSACTION (PRICE, QUANTITY, SIDE OF MARKET, BENEFICIARY OF THE ORDER, TIME OF THE TRANSACTION) FOR THE FOLLOWING PERIODS):

1[d] ORDERS EXECUTED ON A REGULATED MARKET: FIVE YEARS (OR LONGER, IF MARKET RULES OR IMPLEMENTING PROVISIONS SO REQUIRE);

2[d] ORDERS EXECUTED OUTSIDE A REGULATED MARKET: FIVE YEARS.

ARTICLE 321-84

AN AUTHORISED PROVIDER THAT IS CALLED UPON TO REPORT THE TERMS OF EXECUTION OF AN ORDER TO A CLIENT OR TO ANOTHER AUTHORISED PROVIDER MUST RETAIN A COPY OF SUCH WRITTEN REPORT FOR FIVE YEARS. UNTIL SUCH REPORT HAS BEEN ISSUED, THE RECORDING OF THE REPORT TRANSMITTED BY TELEPHONE OR E-MAIL MUST BE RETAINED FOR UP TO FIVE YEARS.

ARTICLE 321-85

AN AUTHORISED PROVIDER RECORDS ORDERS SEQUENTIALLY AS THEY ARE RECEIVED, TRANSMITTED AND EXECUTED. CLIENT ORDERS ARE RECORDED WHEN RECEIVED; OWN-ACCOUNT ORDERS ARE RECORDED WHEN ISSUED. THESE PROVISIONS

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APPLY TO ALL TYPES OF ORDERS, INCLUDING THOSE MADE IN RESPONSE TO A TENDER
OFFER, AS SPECIFIED IN POINT 2[d] OF ARTICLE 321-98.

ARTICLE 321-86

AN AUTHORISED PROVIDER GIVES SPECIFIC AUTHORIZATION TO TRADERS WHO MAY HAVE OCCASION TO MAKE TRANSACTIONS IN FINANCIAL INSTRUMENTS EITHER OUTSIDE THE USUAL HOURS OF THE DEPARTMENT TO WHICH THEY REPORT OR IN A DIFFERENT LOCATION.

THE AUTHORISED PROVIDER ESTABLISHES PROCEDURES TO ENSURE THAT ANY SUCH TRANSACTIONS ARE CARRIED OUT WITH THE REQUISITE DEGREE OF SECURITY.

ARTICLE 321-87

WHEN AN AUTHORISED PROVIDER IS REQUESTED TO TRANSMIT AN ORDER TO ANOTHER AUTHORISED PROVIDER, IT MUST BE ABLE TO:

1[d] WARRANT THAT THE ORDER TRANSMITTED WAS ISSUED BY THE PERSON IDENTIFIED AS THE INITIATOR;

2[d] PROVIDE EVIDENCE OF THE TIME OF RECEPTION AND TIME OF TRANSMISSION OF THE ORDER.

THE SAME OBLIGATIONS APPLY TO THE AGENT REFERRED TO IN ARTICLE 312-1.

ARTICLE 321-88

ON A REGULATED MARKET, AUTHORISED PROVIDERS ARE PROHIBITED FROM USING CUSTOMARY TECHNIQUES OR PROCEDURES TO MISLEAD OTHER MARKET MEMBERS OR CLIENTS.

ARTICLE 321-89

AN AUTHORISED PROVIDER REFRAINS FROM:

1[d] TRANSMITTING TO THE MARKET, PRIOR TO ANY TRANSACTION TO WHICH IT IS A PARTY, ORDERS RELATING TO THAT TRANSACTION THAT ARE NOT CONSISTENT WITH THE AIMS OF THE PERSON INITIATING THE TRANSACTION;

2[d] PARTICIPATING IN ANY UNLAWFUL AGREEMENT BETWEEN SERVICE PROVIDERS AIMED AT INFLUENCING MARKET PRICES.

ARTICLE 321-90

AN AUTHORISED PROVIDER ALERTS ITS CLIENT IF IT BELIEVES THAT EXECUTION OF THE CLIENT'S INSTRUCTIONS ON A REGULATED MARKET IN FINANCIAL INSTRUMENTS COULD CAUSE A SHARP MOVEMENT IN PRICES.

ARTICLE 321-91

AN AUTHORISED PROVIDER MAY NOT INTENTIONALLY CAUSE PRICE DISCREPANCIES FOR ITS OWN BENEFIT.

IN PARTICULAR, IT REFRAINS FROM CREATING ANY SUCH DISCREPANCY WHEN CLOSING PRICES ARE BEING DETERMINED.

ARTICLE 321-92

AN AUTHORISED PROVIDER THAT HAS MADE A COMMITMENT TO ENSURE A MINIMUM LEVEL OF LIQUIDITY ON THE MARKET IN A GIVEN FINANCIAL INSTRUMENT MAY NOT USE THE RIGHTS AND RESPONSIBILITIES ENSUING FROM ITS COMMITMENT FOR ANY OTHER PURPOSE.

ARTICLE 321-93

BEFORE TRANSMITTING AN AGGREGATED ORDER ON BEHALF OF SEVERAL BENEFICIARIES, AN AUTHORISED PROVIDER ESTABLISHES RULES FOR ALLOCATING THE TRADE(S) IN QUESTION.

ARTICLE 321-94

WHEN A CLIENT TRANSMITS AN ORDER TO AN AUTHORISED PROVIDER CONCERNING A FINANCIAL INSTRUMENT IN WHICH TRADING HAS BEEN HALTED ON A REGULATED MARKET, FOR EXECUTION OUTSIDE SUCH REGULATED MARKET, THE AUTHORISED PROVIDER SO INFORMS THE CLIENT, PROVIDED SUCH OFF-MARKET EXECUTION IS ALLOWED.

ARTICLE 321-95

AN AUTHORISED PROVIDER THAT CONTEMPLATES PROVIDING INVESTMENT SERVICES INVOLVING EXECUTION OF TRANSACTIONS OUTSIDE A REGULATED MARKET FAMILIARISES ITSELF WITH THE PREVAILING CUSTOMS AND PRACTICES APPLICABLE TO SUCH TRANSACTIONS.

THE CUSTOMS AND PRACTICES IN QUESTION ARE, INTER ALIA, THOSE CONTAINED IN THE CODES OF CONDUCT REFERRED TO IN ARTICLE 321-25.

IF THE AUTHORISED PROVIDER BELIEVES IT IS NOT REQUIRED TO COMPLY WITH ANY OF THE DECISIONS TAKEN BY THE AMF PURSUANT TO ARTICLE 321-25, IT MUST BE ABLE TO EXPLAIN ITS REASON AT THE REQUEST OF THE AMF.

ARTICLE 321-96

INVESTMENT SERVICE PROVIDERS AUTHORISED IN FRANCE, CREDIT INSTITUTIONS AND INVESTMENT FIRMS OPERATING IN FRANCE UNDER THE RIGHT OF ESTABLISHMENT, AND MEMBERS OF REGULATED MARKETS THAT ARE NOT INVESTMENT SERVICE

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PROVIDERS MUST INFORM THE AMF IF THEY HAVE FACILITIES IN FRANCE THAT GIVE DIRECT
ACCESS TO THE ELECTRONIC TRADING SYSTEM OF A FOREIGN MARKET.

THEY MUST SPECIFY THE FOREIGN MARKET(S) CONCERNED.

THIS INFORMATION, DRAWN UP AS AT 31 DECEMBER EACH YEAR, IS TRANSMITTED TO THE AMF NOT LATER THAN 31 JANUARY OF THE FOLLOWING YEAR.

ARTICLE 321-97

THE PERSONS AND ENTITIES REFERRED TO IN ARTICLE 321-96 THAT INTEND TO OBTAIN DIRECT ACCESS FROM FRANCE TO A FOREIGN MARKET TO WHICH THEY DID NOT PREVIOUSLY HAVE ACCESS MUST SO INFORM THE AMF.

ARTICLE 321-98

AUTHORISED PROVIDERS ESTABLISH ETHICAL RULES FOR ORGANISING AND CARRYING OUT TRANSACTIONS IN THE FINANCIAL INSTRUMENTS MENTIONED IN POINTS 1[d] AND 2[d] OF
SECTION I OF ARTICLE L. 211-1 OF THE FINANCIAL AND MONETARY CODE WHEN THEY ACT
AS:

1[d] LEAD MANAGER OR MEMBER OF AN UNDERWRITING OR PLACING GROUP FOR PRIMARY MARKET ISSUES OR SECONDARY OFFERINGS 2[d] ADVISER ON OR SPONSOR OF PUBLIC OFFERS TO ACQUIRE SECURITIES ("TENDER OFFERS"), AS REFERRED TO IN ARTICLES L. 433-1,

L. 433-3 AND L. 433-4 OF THE FINANCIAL AND MONETARY CODE AND IN CHAPTER 8 OF TITLE III OF BOOK II OF THESE GENERAL REGULATIONS.

PUBLIC OFFERS TO SELL ARE TREATED AS PRIMARY MARKET ISSUES FOR THE PURPOSES OF THIS PARAGRAPH.

ARTICLE 321-99

THE ETHICAL RULES CALLED FOR IN ARTICLE 321-98 SET FORTH:

1[d] PROCEDURES FOR INFORMING THE COMPLIANCE OFFICER OF TRANSACTIONS OR PROSPECTIVE TRANSACTIONS;

2[d] RESTRICTIONS ON TRADING BY THE AUTHORISED PROVIDER IN ANY OF THE FINANCIAL INSTRUMENTS DIRECTLY OR INDIRECTLY CONCERNED BY SUCH TRANSACTIONS;

3[d] PROCEDURES FOR VERIFYING THAT THE AUTHORISED PROVIDER COMPLIES WITH THE AFOREMENTIONED RESTRICTIONS. THE ETHICAL RULES SPECIFY CONDITIONS UNDER WHICH A DEPARTMENT THAT IS IN CONTACT WITH A CLIENT WITH A VIEW TO MAKING A PRIMARY MARKET ISSUE, SECONDARY OFFERING OR TENDER OFFER MUST INFORM THE COMPLIANCE OFFICER OF SUCH CONTACTS.

THE COMPLIANCE OFFICER IS INFORMED AS SOON AS THE DEPARTMENT IN QUESTION CONSIDERS THAT THE TRANSACTION IS SUFFICIENTLY LIKELY TO GO FORWARD THAT IT WARRANTS SPECIAL SURVEILLANCE OF THE FINANCIAL INSTRUMENTS INVOLVED IN ORDER TO FORESTALL ANY RISK OF CONFLICT OF INTEREST OR MISUSE OF PRIVILEGED INFORMATION AS DEFINED IN ARTICLE 621-1.

IF THE COMPLIANCE OFFICER DEEMS IT NECESSARY, THE FINANCIAL INSTRUMENTS IN QUESTION ARE PLACED ON THE SURVEILLANCE LIST REFERRED TO IN ARTICLE 321-30.

ARTICLE 321-100

THE FINANCIAL INSTRUMENTS CONCERNED BY A PRIMARY MARKET ISSUE ARE PLACED ON THE PROHIBITED LIST REFERRED TO IN ARTICLE 321-20 AS SOON AS THE PRINCIPAL CHARACTERISTICS OF THE TRANSACTION, IN PARTICULAR THE PRICE, HAVE BEEN SET.

IN THE CASE OF TENDER OFFERS, THE COMPLIANCE OFFICER IS RESPONSIBLE FOR DECIDING WHEN TO PLACE ONE OR MORE FINANCIAL INSTRUMENTS ON THE PROHIBITED LIST, BUT THIS MUST BE DONE NOT LATER THAN THE TIME AT WHICH THE PRICING IS SET.

HOWEVER, THE COMPLIANCE OFFICER MAY DECIDE NOT TO PLACE THE RELEVANT INSTRUMENTS ON THE PROHIBITED LIST AS CONTEMPLATED IN THE TWO PRECEDING SENTENCES IF HE DEEMS THAT DOING SO WOULD HAVE THE EFFECT OF REVEALING THAT A TENDER OFFER IS IN PREPARATION.

ARTICLE 321-101

THE FINANCIAL INSTRUMENTS PLACED ON THE PROHIBITED LIST ARE:

1[d] EQUITY SECURITIES AND SECURITIES GIVING ACCESS TO THE EQUITY OR VOTING RIGHTS OF COMPANIES THAT ARE INVOLVED IN A PRIMARY MARKET ISSUE OR TENDER OFFER, INCLUDING SECURITIES OFFERED IN EXCHANGE;

2[d] DERIVATIVE FINANCIAL INSTRUMENTS RELATED TO ANY OF THESE SECURITIES;

3[d] DEBT SECURITIES NOT GIVING ACCESS TO EQUITY, WHEN THE OBJECT OF A TENDER OFFER.

ARTICLE 321-102

THE TRADING PROHIBITION LAPSES AS FOLLOWS:

1[d] IN THE CASE OF PRIMARY MARKET ISSUES, WHEN THE TERMS OF THE ISSUE ARE MADE PUBLIC OR THE ISSUE IS POSTPONED.

2[d] IN THE CASE OF TENDER OFFERS, WHEN THE AMF PUBLISHES THE NOTICE THAT THE PROPOSED OFFER HAS BEEN FILED, WITHOUT PREJUDICE TO THE PROVISIONS OF TITLE III OF BOOK II OF THESE GENERAL REGULATIONS.

ARTICLE 321-103

THE FOLLOWING ARE NOT SUBJECT TO THE TRADING PROHIBITION, PROVIDED THEY ARE CONSISTENT WITH THE AUTHORISED PROVIDER'S USUAL BUSINESS PRACTICES AND THE PERSONNEL, RESOURCES, OBJECTIVES AND RESPONSIBILITIES PERTAINING TO THESE TRANSACTIONS ARE SEPARATE FROM THOSE INVOLVED IN A PRIMARY MARKET ISSUE OR TENDER OFFER:

1[d] TRADES INTENDED TO HEDGE THE AUTHORISED PROVIDER'S POSITION RISKS, OTHER THAN RISKS RELATED TO ITS PARTICIPATION IN A PRIMARY MARKET ISSUE;

2.[d] MARKET-MAKING TRADES.

ARTICLE 321-104

DURING THE TENDER OFFER PERIOD, THE AUTHORISED PROVIDER ACTING AS SPONSOR OR ADVISER TO THE OFFEROR OR TARGET COMPANY IS SUBJECT TO THE RESTRICTIONS SPECIFIED IN ARTICLES 232-19 AND 232-20.

HOWEVER, THE AUTHORISED PROVIDER IS PERMITTED TO:

1[d] TRADE IN THE FINANCIAL INSTRUMENTS CONCERNED BY THE OFFER FOR THE PURPOSES OF ARBITRAGE, MARKET MAKING AND POSITION HEDGING, PROVIDED SUCH TRADING IS CONSISTENT WITH THE AUTHORISED PROVIDER'S USUAL BUSINESS PRACTICES AND THE PERSONNEL, RESOURCES, OBJECTIVES AND RESPONSIBILITIES PERTAINING TO THESE TRADES ARE SEPARATE FROM THOSE INVOLVED IN THE TENDER OFFER;

2[d] TRADE ON THE MARKET IF THE OFFEROR HAS GIVEN THE INSTITUTION A MANDATE TO HEDGE A RISK IT HAS TAKEN IN CONNECTION WITH THE OFFER.

ARTICLE 321-105

FOR PRIMARY MARKET ISSUES, THE AUTHORISED PROVIDER MAKES AVAILABLE TO THE AMF A RECORD OF ANY TRADES IT HAS MADE FOR ITS OWN ACCOUNT UNDER THE DEROGATIONS REFERRED TO IN ARTICLE 321-103.

ARTICLE 321-106

FOR TENDER OFFERS, THE AUTHORISED PROVIDER MAKES AVAILABLE TO THE AMF A RECORD OF ANY TRADES IT HAS MADE FOR ITS OWN ACCOUNT IN FINANCIAL INSTRUMENTS CONCERNED BY THE OFFER:

1[d] THROUGHOUT THE PERIOD THAT THE INSTRUMENTS ARE ON THE PROHIBITED LIST;

2[d] UNDER THE DEROGATIONS SPECIFIED IN ARTICLE 321-103;

3[d] IN CONNECTION WITH THE TRADES PERMITTED UNDER ARTICLE 321-104.

ARTICLE 321-107

WHEN AN AUTHORISED PROVIDER INTENDS TO SURVEY MARKET DEMAND IN PREPARATION FOR A PRIMARY MARKET ISSUE OR SECONDARY OFFERING, IT SEEKS THE PRIOR AGREEMENT OF THE PERSONS IT INTENDS TO QUESTION. IT INFORMS THEM THAT IF THEY AGREE TO BE QUESTIONED, THEY WILL RECEIVE PRIVILEGED INFORMATION WITHIN THE MEANING OF
ARTICLE 621-1.

THE AUTHORISED PROVIDER KEEPS A LIST OF PERSONS THAT AGREED TO BE QUESTIONED AND RECORDS THE DATE AND TIMES AT WHICH THEY WERE CONTACTED.

ARTICLE 321-108

IN THE CONDITIONS MENTIONED IN THE THIRD SENTENCE OF ARTICLE 321-31 AND THE THIRD SENTENCE OF ARTICLE 321-32, THE COMPLIANCE OFFICER MAY PERMIT THE AUTHORISED PROVIDER'S INVESTMENT ANALYSTS TO PUBLISH AND DISSEMINATE RESEARCH ON THE ISSUER, THE OFFEROR OR THE TARGET COMPANY (AS THE CASE MAY BE) BEFORE THE TRANSACTION IS PUBLICLY ANNOUNCED WHEN THE PROVIDER IS ACTING EITHER AS LEAD MANAGER OR MEMBER OF AN UNDERWRITING OR PLACING GROUP FOR A PRIMARY MARKET ISSUE, OR AS ADVISER OR SPONSOR FOR A TENDER OFFER.

AFTER THE TRANSACTION HAS BEEN PUBLICLY ANNOUNCED, AND IN CONNECTION WITH THAT ANNOUNCEMENT, ALL PUBLICATIONS CONCERNING THE COMPANIES CONCERNED MUST IDENTIFY THE AUTHORISED PROVIDER'S ROLE IN THE TRANSACTION.

ARTICLE 321-109

IF THE COMPLIANCE OFFICER OF AN AUTHORISED PROVIDER IS AWARE THAT ANOTHER AUTHORISED PROVIDER IN THE SAME CORPORATE GROUP IS PARTICIPATING IN A PRIMARY MARKET ISSUE, SECONDARY OFFERING OR TENDER OFFER, HE IS RESPONSIBLE FOR ASSESSING THE EXTENT TO WHICH THE SURVEILLANCE AND PROHIBITION PROVISIONS OF THIS PARAGRAPH ARE TO BE APPLIED.

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        APPENDIX 6: UNIT TRUST CODE OF PRACTICE REGULATIONS (AFG - ASFFI)

                            UCITS PROFESSIONAL ETHICS
                               (AFG INTERNET LINK)

THE ENGLISH LANGUAGE TRANSLATION HAS BEEN PREPARED FOR INFORMATION PURPOSES
ONLY.

THE FRENCH VERSION ALONE IS INTENDED TO SATISFY LEGAL REQUIREMENTS.

ORIGINAL TEXT TRANSLATED THEREAFTER IN ITALIC FONT STYLE.

PREAMBULE

Les presentes regles de deontologie enoncent les principes que s'engagent a respecter les divers intervenants concernes par la gestion des OPCVM et ce, quel que soit le type d'organisation ou de structure juridique retenu.

Sont concernees par ces regles:

o la personne morale, << le gestionnaire >>, a savoir la SICAV, la societe de gestion ou l'entite specialisee integree au sein d'un etablissement ou d'un groupe exercant plusieurs metiers financiers, voire des activites multiples;

o la personne physique, << le gerant de portefeuille >>, qui peut etre mandataire social d'une SICAV ou d'une societe de gestion ou qui exerce sa fonction dans le cadre d'une delegation de pouvoir ou d'un contrat de travail.

Leur contenu rappelle, precise ou complete les dispositions legislatives ou reglementaires en vigueur et les usages ou pratiques a fondement deontologique habituellement observes en France.

L'adhesion a ces regles est obligatoire pour les adherents de l'AFG-ASFFI. Elle les engage a en informer les gerants de portefeuille concernes.

En France, la gestion d'OPCVM s'exerce dans des cadres juridiques et organisationnels tres divers. Elle apparait le plus souvent comme l'une des activites des etablissements ou groupes a capacite multiple qui assument egalement les fonctions de conservateur, de depositaire et de distributeur d'OPCVM. Les regles deontologiques de l'Association Francaise de la Gestion Financiere s'integrent alors dans un cadre deontologique plus large qui concerne l'ensemble des activites financieres considerees comme << sensibles >> de l'etablissement.

Quels que soient le type d'etablissement concerne et la diversite des metiers qu'il exerce, il apparait imperatif que le gestionnaire d'OPCVM et le personnel qu'il emploie soient places dans une situation qui leur permette a tout moment de n'agir que dans l'interet exclusif du porteur, tout en respectant l'integrite du marche. Cet objectif justifie que les groupes ou etablissements concernes acceptent les regles de comportement deontologique definies par l'AFG-ASFFI et veillent a leur respect quelle que soit leur organisation.

La mise en oeuvre de ces regles necessite que chaque etablissement en precise les modalites d'application de facon a les adapter a son organisation et au type de gestion qu'il pratique. Elles ne representent donc qu'un minimum qu'il convient de completer ou de renforcer, notamment, ce qui concerne:

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o la reconnaissance formelle de l'autonomie de la gestion des OPCVM a
l'interieur du groupe fondateur;

o la prevention et la gestion des eventuels conflits d'interet qui peuvent survenir entre l'OPCVM et son groupe fondateur;

o l'interdiction d'utiliser les informations privilegiees qui parviendraient a la connaissance du personnel du gestionnaire, et les precautions prises pour en prevenir la circulation;

o les conditions dans lesquelles le gestionnaire exerce, dans l'interet exclusif des porteurs, les droits des actionnaires attaches aux titres detenus par les OPCVM;

o le choix des intermediaires de marche par le gestionnaire apres consultation des gerants de portefeuille et en concertation avec le depositaire;

o s'il y a lieu, la nature des services dont beneficie contractuellement le gestionnaire et qui correspondent a des retrocessions de courtage des intermediaires attribuees sous forme de << soft commissions >>;

o les regles de repartition entre OPCVM, en cas de concurrence sur une meme operation boursiere;

o le droit de regard du gestionnaire, et la possibilite d'emettre des observations, quant a la politique de diffusion des titres d'OPCVM, notamment dans le cas de publicite abusive ou mensongere;

o les dispositions concernant les operations boursieres personnelles des gerants de portefeuille;

o l'organisation du dispositif de controle concernant la deontologie et, le role en la matiere du Responsable de la Deontologie.

DISPOSITIONS

Les dispositions ci-dessous, doivent pouvoir s'appliquer, quels que soient les types de gestion et d'OPCVM concernes. Elles doivent donc repondre aux imperatifs et aux contraintes d'une activite tres diversifiee et en constante evolution. Seuls les OPCVM crees dans le cadre de la gestion actif-passif de l'etablissement ou du groupe gestionnaire et entierement souscrits par celui-ci ne sont pas soumis aux presentes dispositions. Ainsi les OPCVM de ce type crees par les Compagnies d'Assurances relevent de la deontologie propre a ces societes.

Ces dispositions ont pour objectif de rappeler les principes deontologiques fondamentaux que toute entite de gestion d'OPCVM doit respecter. Sans que leur esprit puisse etre modifie, ces principes peuvent etre appliques selon des modalites differenciees justifiees par l'interet des porteurs ou des specificites reglementaires. C'est notamment le cas des:

o OPCVM non ouverts au public dont la quasi-totalite des titres sont detenus par un porteur qui n'est pas l'etablissement ou le groupe gestionnaire;

o fonds communs de placement d'entreprise;

o fonds communs de placement a risques;

o fonds communs d'intervention sur les marches a terme.

Dans un souci de clarte, les dispositions deontologiques ci-dessous ont ete classees en deux categories:

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o celles qui concernent les personnes morales, << le gestionnaire >>,
s'appliquent a l'entite de gestion concernee quelles que soient son organisation et sa forme juridique. Elles impliquent la mise en place d'une organisation et de regles de fonctionnement appropriees qui s'imposent aux gerants de portefeuille.

o celles qui concernent la personne physique, << le gerant de portefeuille >>, qui correspondent principalement a des regles de comportement et d'ethique personnelle.

I - DISPOSITIONS CONCERNANT LE GESTIONNAIRE

A) LA PREVENTION ET LA GESTION DES CONFLITS D'INTERETS

1[d] La gestion de portefeuille doit etre realisee exclusivement dans l'interet du porteur et ne jamais prendre en compte celui d'un tiers. Notamment toute operation ayant pour objectif de dissimuler l'identite des veritables proprietaires des titres est a proscrire.

2[d] Au sein d'un etablissement ou d'un groupe exercant plusieurs activites, doivent etre mises en place des regles et des procedures qui permettent de gerer et de prevenir les conflits d'interet concernant la gestion des OPCVM. L'autonomie de l'activite de gestion, quel que soit le type d'organisation retenu, doit etre affirmee, de meme que le principe de la separation des metiers et des fonctions. En particulier, il resulte de ce principe que le President d'une SICAV ou d'une societe de gestion ne saurait etre conjointement President de l'etablissement depositaire.

Il convient notamment:

o d'identifier les metiers qui peuvent se trouver en situation de conflits d'interet avec l'activite de gestion d'OPCVM;

o d'inventorier les conflits d'interet possibles;

o de determiner les incompatibilites de fonctions et mettre en place des << murailles de Chine >>, si cela apparait necessaire;

o de formaliser les relations eventuelles entre les metiers concernes et l'activite de gestion;

o de prevoir des procedures d'alerte et de solution des conflits;

o d'organiser les controles necessaires.

La separation des metiers et des fonctions et l'existence de murailles de Chine doivent permettre au gestionnaire d'exercer son activite en toute autonomie. N'ayant pas acces aux informations privilegiees dont son groupe peut avoir connaissance, il ne peut en consequence se voir imposer des interdictions d'agir sur les titres concernes.

3[d] Un gerant de portefeuille d'OPCVM ne doit jamais etre place en situation d'exercer d'autres fonctions qui soient manifestement conflictuelles.

4[d] Un gerant en charge d'OPCVM ne doit jamais se voir confier la gestion du portefeuille propre de l'etablissement promoteur ou du depositaire.

5[d] Afin d'eviter tout risque de conflit d'interet, il doit etre interdit au gerant de portefeuille d'acquerir, pour le compte d'un OPCVM, des actions non cotees de filiales de la societe de gestion ou du groupe promoteur.

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Dans le cadre de la gestion des risques de signature, les criteres retenus pour la selection des emetteurs ne doivent pas conduire a un traitement particulier pour les titres emis par le depositaire, le gestionnaire ou les societes de son groupe.

L'acquisition de titres en vue de faire pression sur un emetteur ou en vue de conforter la position d'actionnaire de son groupe ou d'un des clients de ce dernier doit etre prohibee.

6[d] Lorsqu'un gerant de portefeuille se voit confier une responsabilite de gestion dans plusieurs OPCVM, les ordres d'achat, de souscription ou de vente doivent etre, autant que possible, individualises avant leur transmission. Des regles constantes doivent etre definies a l'avance en prevision d'un eventuel desequilibre du marche ou de transactions sur blocs de titres. En l'absence de regles, les executions sont affectees au prorata des ordres. Si, a l'occasion d'une transaction portant sur un bloc de titres, l'affectation doit etre operee a posteriori, la repartition a lieu au prorata des actifs et en fonction de la vocation des OPCVM concernes.

7[d] La remuneration d'un gerant de portefeuille doit exclure toute gratification pouvant porter atteinte a l'independance de sa gestion. Lorsque cette remuneration comporte une partie variable liee a la gestion de l'OPCVM, les bases de calcul doivent faire essentiellement reference a la qualite du service rendu appreciee dans le seul interet des porteurs et dans le respect des orientations de placement qui lui sont assignees.

Cette disposition n'interdit pas au gerant de portefeuille de beneficier d'un plan d'option sur actions et des dispositions de l'ordonnance du 21 octobre 1986 relative a l'interessement et a la participation des salaries aux resultats de l'entreprise et a l'actionnariat des salaries.

8[d] Lorsque le personnel d'un OPCVM n'est pas soumis, en ce qui concerne les operations boursieres qu'il realise pour son compte, a une deontologie appropriee, definie par un etablissement a capacite multiple, il appartient a l'organisme employeur d'arreter son propre reglement en la matiere, d'en controler l'application et d'en sanctionner les violations eventuelles. Il doit etre en mesure de controler ces operations quel que soit l'etablissement ou sont domicilies les comptes titres du personnel concerne.

Les regles adoptees en ce domaine doivent viser essentiellement a empecher tout conflit d'interet entre le personnel et les porteurs de l'OPCVM, ainsi qu'a interdire l'utilisation a des fins personnelles, d'informations privilegiees.

9[d] En cas de delegation des pouvoirs de gestion d'un OPCVM a une tierce societe, les organes sociaux, les mandataires et les preposes de ladite societe et toute personne associee a la gestion sont tenus aux memes obligations que si le gestionnaire de l'OPCVM agissait directement.

B) L'OBLIGATION DE MOYENS

10[d] Le gestionnaire doit disposer en permanence, de moyens en personnel, en organisation et en equipement adaptes a la nature et au niveau de developpement de ses activites qui soient au moins equivalents en qualite et en efficacite a ceux dont il a fait etat pour obtenir son agrement.

11[d] Tout gestionnaire doit disposer d'une organisation comptable lui permettant d'individualiser, retracer et verifier l'ensemble des ecritures afferentes au portefeuille des OPCVM et de les rapprocher des comptes de titres ou d'especes ouverts au nom de ceux-ci chez l'etablissement depositaire. Cette exigence s'etend a la creation et a l'acheminement des ordres d'investissement et de desinvestissement.

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12[d] Tout gestionnaire doit disposer des moyens necessaires pour que les procedures de traitement comptable des flux (souscription-rachat notamment) et du calcul de la valeur liquidative de chaque OPCVM respectent en permanence le principe d'egalite entre les porteurs.

13[d] Le gestionnaire doit mettre a la disposition des gerants de portefeuille autorises a utiliser des produits derives les moyens d'information et de gestion necessaires a la mesure des risques pris en temps reel. Il est tenu a un dispositif de controle approprie.

C) L'EXERCICE DES DROITS DES ACTIONNAIRES

14[d] Tout OPCVM etant un actionnaire a part entiere, le gestionnaire doit etre en mesure, dans les limites des contraintes legales, d'exercer librement les droits attaches a la qualite d'actionnaire, et notamment ceux qui ont trait a:

o la participation aux assemblees;

o l'exercice des droits de vote;

o l'acces a l'information;

o la possibilite de critiquer, voire de contester les decisions de gestion de la societe, ce qui implique notamment la faculte de participer aux associations de defense des interets des actionnaires minoritaires et d'ester en justice.

Dans le meme esprit, le gestionnaire doit pouvoir exercer en toute independance les droits attaches aux titres de creances detenus par l'OPCVM, notamment en cas de defaillance d'un emetteur.

Le gestionnaire doit veiller a ce que le depositaire fasse le necessaire pour que lui soient transmis dans des delais normaux toutes les informations et documents dont il a besoin pour exercer ses droits.

Dans l'exercice de ses droits, le gestionnaire doit eviter tout comportement qui pourrait etre considere comme un abus de minorite.

15[d] Les droits de vote doivent etre librement exerces, notamment a l'egard des societes du groupe auquel le gestionnaire appartient, sans consideration autre que l'interet des porteurs. Le gestionnaire doit etre en mesure de justifier en permanence la position qu'il a adoptee en la matiere. A cet egard, l'envoi d'un pouvoir en blanc au President de la societe signifie que le gestionnaire juge que les resolutions soumises sont conformes a l'interet de ses mandants. Conformement a la loi, le gestionnaire peut donner procuration a un mandataire designe. Il doit eviter de designer comme mandataire le conservateur, le depositaire ou l'etablissement promoteur de l'OPCVM.

Il est recommande que les droits de vote soient exerces. Le gestionnaire doit rendre compte de sa pratique en matiere d'utilisation des droits de vote dans le rapport annuel de l'OPCVM.

16[d] En cas d'Offre Publique d'Achat ou d'Offre Publique d'Echange, le gestionnaire est libre de la decision qu'il juge la meilleure dans l'interet de ses mandants. Il peut en consequence apporter en tout ou en partie, ses titres a l'offre, les conserver ou les vendre sur le marche. Etant donne l'importance et les consequences eventuelles de la decision, la notion d'interet des porteurs doit etre appreciee en conscience et soigneusement pesee.

En cas d'offre publique sur l'etablissement promoteur, le depositaire de l'OPCVM ou l'actionnaire majoritaire de la societe de gestion, une procedure de decision particuliere doit etre mise en place. Elle doit conduire a ce que la decision d'apporter ou non a l'offre les titres dont l'OPCVM est proprietaire soit prise dans l'interet exclusif des porteurs par les organes sociaux de la SICAV ou de la societe de gestion concernee.

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17[d] Dans l'interet exclusif des porteurs, une SICAV ou une societe de gestion peut adherer a une association de defense des actionnaires minoritaires.

Le gestionnaire doit s'assurer que les statuts de l'association sont compatibles avec le reglement de deontologie de l'AFG-ASFFI. Il doit veiller a ce qu'il y ait une veritable communaute d'interets et d'objectifs entre les associes et a ce qu'aucune decision qui engage l'OPCVM ne soit prise sans son accord. L'adhesion de l'OPCVM a une telle association doit s'accomplir dans le cadre d'un contrat qui prevoit notamment les conditions d'agrement de ses membres, les regles de confidentialite de son action, les modalites de choix des avocats ou conseils juridiques. Toute decision d'ester en justice devra etre agreee par les organes sociaux de la SICAV ou de la societe de gestion. Le non respect des regles etablies doit les conduire a quitter l'association.

Toute action intentee a l'encontre d'une societe ayant essentiellement pour but de rechercher un effet de notoriete et de promouvoir l'OPCVM, le gestionnaire ou l'etablissement promoteur, doit etre prohibee.

D) LES RELATIONS AVEC LES INTERMEDIAIRES

18[d] Le choix des intermediaires, apres consultation des gerants de portefeuille, implique le pluralisme. Il exclut donc tout monopole reserve aux activites d'intermediation du groupe promoteur. Lorsque le recours a un intermediaire unique pour certains types d'operations se justifie, il doit repondre a des considerations de securite compatibles avec l'interet des porteurs.

19[d] Le choix des intermediaires doit etre realise sur la base de criteres objectifs prenant notamment en consideration la qualite des services rendus. Parmi ces criteres, les regles de deontologie propres aux intermediaires, la separation des activites pour compte propre et pour compte de tiers notamment, doivent etre prises en compte. Ce choix doit etre regulierement soumis a un nouvel examen.

20[d] Le gestionnaire doit s'interdire de recevoir des intermediaires des retrocessions de courtage en numeraire. Il peut beneficier dans le cadre d'un contrat avec un intermediaire de retrocessions de courtage sous forme de << soft commissions >> qui doivent presenter les caracteristiques suivantes:

o correspondre a des moyens ou services qui ont pour but d'ameliorer la qualite du service rendu aux porteurs. Elles doivent donc etre en relation directe avec l'activite du gestionnaire;

o ne pas entrainer une augmentation des frais de courtage, percus par les intermediaires, qui doivent correspondre aux conditions de place;

o ne pas avoir de consequence negative sur la qualite du service d'execution des intermediaires concernes. Un controle specifique du gestionnaire est recommande;

o ne pas etre un element determinant du choix des intermediaires, lequel doit essentiellement tenir compte des criteres definis dans la disposition precedente.

E) LES RELATIONS AVEC LES RESEAUX DE DISTRIBUTION

21[d] Les gestionnaires d'OPCVM ne doivent en aucun cas se preter ou contribuer a des pratiques publicitaires abusives ou mensongeres. Ils doivent communiquer aux distributeurs avec lesquels ils sont lies par contrat, les regles deontologiques de l'AFG-ASFFI.

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22[d] Toute publicite concernant des performances ne doit porter que sur des periodes ou l'OPCVM a donne lieu a une commercialisation effective et pendant lesquelles l'orientation de gestion a ete (22)maintenue.

23[d] Dans toute la mesure ou cela lui est possible, et conformement a la legislation en vigueur, le gestionnaire doit faire preuve de vigilance, notamment dans ses relations avec les distributeurs, afin de ne jamais faciliter le blanchiment de capitaux provenant du trafic de stupefiants ou de l'activite d'organisations criminelles.

24[d] Toute retrocession de commission de gestion consentie a un distributeur ou a un apporteur d'affaires doit etre realisee dans le cadre d'un contrat.

F) LES RELATIONS AVEC LES PORTEURS

25[d] Le gestionnaire d'OPCVM a un devoir d'information vis-a-vis des porteurs; il doit accepter le principe de la transparence. En consequence, le rapport annuel d'un OPCVM doit:

o contenir une information relative aux operations portant sur des titres pour lesquels le gestionnaire est informe que son groupe a un interet tout particulier;

o preciser clairement les montants et les modalites de calcul des frais ou commissions de gestion administrative ou financiere percus par le gestionnaire ou le depositaire. Il indique notamment pour chacune de leurs composantes le detail des commissions de gestion a modalites complexes de calcul, notamment dans le cas ou il a ete prevu une partie variable;

o s'il y a lieu, faire etat de l'existence, de l'importance et des beneficiaires:

o - de retrocessions de courtage versees par des intermediaires sous forme de << soft commissions >>,

o - des commissions de mouvement s'ajoutant aux frais de courtage percus par les intermediaires.

26[d] Il est interdit au gestionnaire, au nom du respect du principe de l'egalite des porteurs, de privilegier certains d'entre eux en leur retrocedant tout ou partie des frais de gestion percus sur les actifs correspondant a l'importance de leur participation dans un OPCVM.

27[d] La frequence des operations realisees dans le cadre de la gestion d'un OPCVM doit etre motivee exclusivement par l'interet des porteurs.

28[d] Dans l'application des textes legaux qui regissent son activite, le gestionnaire doit s'efforcer d'eviter tout comportement qui pourrait donner lieu a une condamnation pour abus de droit, en particulier dans le domaine fiscal.

II - DISPOSITIONS CONCERNANT LE GERANT DE PORTEFEUILLE D'OPCVM.

29[d] Un gerant de portefeuille ne peut accepter de remuneration ou de fonctions exterieures qu'apres en avoir informe son employeur. Il doit en outre, ne jamais accepter de fonctions qui pourraient le placer en situation d'initie vis-a-vis de societes cotees dont l'OPCVM est actionnaire. Il ne doit pas prendre, a l'egard de ces societes, d'engagements, meme implicites, qui entraveraient sa liberte de decision. En consequence, il ne saurait etre, a titre personnel ou en qualite de representant d'une personne morale, mandataire social d'une societe cotee, dont l'OPCVM est actionnaire, ni participer aux reunions de son conseil d'administration ou de son conseil de surveillance.

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30[d] Les gerants de portefeuille qui detiendraient une information privilegiee sur une societe cotee doivent s'abstenir d'intervenir sur le titre concerne. Ils ne retrouveront leur liberte d'agir que lorsque l'information aura ete rendue publique.

Avant le lancement d'une operation sur le marche primaire ou secondaire, un emetteur ou un intermediaire peut avoir interet a interroger un gerant de portefeuille sur le principe de son acceptation de participer a un sondage des investisseurs. S'il accepte, le gerant pourrait etre initie avec comme obligation de ne plus pouvoir intervenir sur le marche des titres concernes pendant une periode indeterminee. Il devra alors etre en mesure de justifier les contraintes de gestion qu'il s'impose, exclusivement par la prise en consideration de l'interet des porteurs.

31[d] Le gerant de portefeuille victime de la part d'un intermediaire ou d'un emetteur de pressions ou de faits deontologiquement condamnables, tels que fausse information, manipulation de cours, delit d'initie, doit en informer sa hierarchie.

32[d] Les gerants de portefeuille qui interviennent directement sur les marches interbancaires de gre a gre tels que change, tresorerie en devises ou en francs, doivent respecter les normes deontologiques de ces marches. Afin d'eviter tout conflit d'interet, ils doivent s'abstenir d'operer pour le compte de tiers clients de l'etablissement ou du groupe promoteur.

Les gerants de portefeuille qui exercent, parallelement ou conjointement a leur activite principale, la fonction d'analyste financier doivent se conformer aux regles de deontologie fixees par la Societe Francaise des Analystes Financiers, qu'ls soient ou non adherents a cette association.

33[d] Deux ou plusieurs OPCVM geres par le meme gestionnaire peuvent avoir interet a se porter contrepartie dans une operation d'arbitrage realisee par l'intermediaire du marche. Les gerants de portefeuille concernes doivent etre en mesure de justifier que ces operations ont ete realisees dans l'interet des porteurs.

34[d] Afin de ne pas nuire a l'integrite du marche, le gerant de portefeuille, notamment en cas d'emission ou d'introduction en bourse, ne doit passer que des ordres d'un montant en rapport avec l'actif net de l'OPCVM qu'il gere.

35[d] Un gerant de portefeuille doit faire preuve de reserve dans les operations de marche qu'il realise pour son propre compte. Il doit notamment:

o eviter de se trouver en situation de conflit d'interet avec les porteurs de l'OPCVM qu'il gere;

o s'interdire des pratiques ou des operations susceptibles d'alterer son jugement et sa liberte de decision ;

o accepter et respecter le principe de la transparence en ce qui concerne les operations qu'il realise quel que soit l'etablissement ou il a domicilie son compte titres.

36[d] Un gerant de portefeuille doit formellement s'abstenir de solliciter ou d'accepter des intermediaires de quelconques cadeaux ou avantages risquant de compromettre son impartialite ou son independance de decision. Il doit s'interdire de recevoir sous quelque forme que ce soit des retributions de la part des intermediaires. Dans un souci de transparence, il doit systematiquement informer sa hierarchie des cadeaux et avantages dont il a beneficie.

37[d] Un gerant doit s'abstenir de rechercher par des moyens frauduleux des elements d'information sur la concurrence.

38[d] Un gerant de portefeuille ne doit pas rechercher une mediatisation excessive et doit toujours faire preuve de prudence en ce qui concerne les informations et les conseils qu'il est conduit a donner dans le cadre de ses relations avec la presse.

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--------------------------------------------------------------------------------

                            UCITS PROFESSIONAL ETHICS

NOTICE

THERE ARE TWO DIFFERENT TYPES OF MUTUAL FUNDS OPERATING ACCORDING TO FRENCH LAW. FIRSTLY, THE OPEN-ENDED COMPANIES CALLED SICAV AND SECONDLY THE CONTRACTUAL FORM, FCP (FONDS COMMUN DE PLACEMENT). IN THIS CODE OF ETHICS, WHEN BOTH TYPES ARE BEING DEALT WITH, THEY ARE REFERRED TO GLOBALLY AS UCITS, THIS BEING THE OFFICIAL DEFINITION IN THE EUROPEAN DIRECTIVE (UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES).

ACCORDING TO ARTICLE 2 OF THE EUROPEAN DIRECTIVE, "UCITS SHALL BE UNDERTAKINGS:

- THE SOLE OBJECT OF WHICH IS THE COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES OF CAPITAL RAISED FROM THE PUBLIC AND WHICH OPERATE ON THE PRINCIPLE OF RISK SPREADING, AND

- THE UNITS OF WHICH ARE, AT THE REQUEST OF HOLDERS, RE-PURCHASED OR REDEEMED, DIRECTLY OR INDIRECTLY, OUT OF THOSE UNDERTAKINGS' ASSETS. ACTION TAKEN BY A UCITS TO ENSURE THAT THE STOCK EXCHANGE VALUE OF ITS UNITS DOES NOT SIGNIFICANTLY VARY FROM THEIR NET ASSET VALUE SHALL BE REGARDED AS EQUIVALENT TO SUCH RE-PURCHASE OR REDEMPTION".

ARTICLE 3 PROVIDES THAT "SUCH UNDERTAKINGS MAY BE CONSTITUTED ACCORDING TO LAW, EITHER UNDER THE LAW OF CONTRACT (AS COMMON FUNDS MANAGED BY MANAGEMENT COMPANIES) OR TRUST LAW (AS UNIT TRUSTS) OR UNDER STATUTE (AS INVESTMENT COMPANIES)".

PREAMBLE

THE PRESENT DEONTOLOGICAL RULES SET DOWN THE PRINCIPLES, WHICH APPLY TO THE MANAGEMENT OF UCITS AND WHICH THE VARIOUS INTERVENING PARTIES, REGARDLESS OF THEIR TYPE OF ORGANISATION OR LEGAL STRUCTURE, UNDERTAKE TO RESPECT.

THESE RULES CONCERN THE FOLLOWING:

o THE LEGAL ENTITY, "THE MANAGER", THAT IS TO SAY THE SICAV, THE MANAGEMENT COMPANY OR THE SPECIALISED ENTITY INTEGRATED WITHIN INSTITUTIONS OR GROUPS EXERCISING SEVERAL FINANCIAL ACTIVITIES, EVEN MULTIPLE ONES.

o THE INDIVIDUAL, THE "PORTFOLIO MANAGER" WHO CAN BE THE CHAIRMAN OR THE CHIEF EXECUTIVE OFFICER OF A SICAV OR MANAGEMENT COMPANY OR WHO CARRIES OUT HIS FUNCTION WITHIN THE FRAMEWORK OF A DELEGATION OF POWER OR AN EMPLOYMENT CONTRACT.

THEIR CONTENTS REMIND, SPECIFY OR COMPLETE THE LEGAL OR REGULATORY PROVISIONS IN FORCE AND THE DEONTOLOGICAL BASED USES AND PRACTICES USUALLY NOTICED IN FRANCE.

ALL UCITS AND MANAGEMENT COMPANIES, WHICH ARE MEMBERS OF AFG, ARE OBLIGED TO ABIDE BY THESE RULES.

THESE MEMBERS UNDERTAKE TO INFORM ANY PORTFOLIO MANAGER WHO MAY BE CONCERNED BY THEM.

IN FRANCE, THE MANAGEMENT OF UCITS IS CARRIED OUT WITHIN A VERY VARIED LEGAL AND ORGANISATIONAL FRAMEWORK.

IT APPEARS, MORE OFTEN THAN NOT, AS JUST ONE OF THE ACTIVITIES OF INSTITUTIONS OR MULTI-CAPACITY GROUPS WHICH ALSO UNDERTAKE TO BE A CUSTODIAN, A DEPOSITARY, AND TO MARKET THE UCITS. THE DEONTOLOGICAL RULES OF "L'ASSOCIATION FRANCAISE DE LA GESTION FINANCIERE" ARE THEREFORE, INTEGRATED IN A MUCH LARGER DEONTOLOGICAL FRAMEWORK WHICH CONCERNS ALL THE FINANCIAL ACTIVITIES OF THE FIRM WHICH ARE CONSIDERED AS "SENSITIVE".

REGARDLESS OF THE TYPE OF FIRM CONCERNED OR THE DIVERSITY OF THE ACTIVITIES IT EXERCISES, IT APPEARS ABSOLUTELY NECESSARY THAT THE "MANAGER" OF THE UCITS AND THE PERSONNEL IT EMPLOYS, BE PUT IN A POSITION WHICH ALLOWS BOTH OF THEM, AT ANY GIVEN MOMENT, TO ONLY ACT IN THE SOLE INTEREST OF THE UNIT HOLDER WHILST TOTALLY RESPECTING THE INTEGRITY OF THE MARKET. THIS AIM JUSTIFIES THE FACT THAT THE CONCERNED GROUPS OR INSTITUTIONS ACCEPT THE RULES OF PROFESSIONAL ETHICS DRAWN UP BY AFG AND MAKE SURE THEY ARE RESPECTED, REGARDLESS OF THE ORGANISATION.

THE IMPLEMENTATION OF THESE RULES REQUIRES THAT EACH FIRM STIPULATES THE TERMS OF APPLICATION, SO THAT THEY ARE ADAPTED TO ITS ORGANISATION AND TO THE TYPE OF MANAGEMENT IT USES. THEREFORE THEY ONLY REPRESENT THE MINIMUM THAT THE GROUP MUST COMPLETE OR STRENGTHEN ESPECIALLY AS FAR AS THE FOLLOWING POINTS ARE
CONCERNED:

- THE OFFICIAL ACKNOWLEDGEMENT OF THE AUTONOMY OF THE MANAGEMENT OF UCITS WITHIN THE FOUNDER GROUP;

- THE PREVENTION AND TERMS OF ARBITRATION OF THE POSSIBLE CONFLICTS OF INTEREST WHICH MAY ARISE BETWEEN THE UCITS AND ITS FOUNDER GROUP; 3

- THE FORBIDDING OF CONFIDENTIAL INFORMATION TO BE USED BY THE PERSONNEL AND THE MANAGER AND THE NECESSARY MEASURES TAKEN TO FORESTALL ITS CIRCULATION;

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AFG - UCITS PROFESSIONAL ETHICS

- THE CONDITIONS UNDER WHICH THE MANAGER EXERCISES SOLELY IN THE INTEREST OF THE UNIT HOLDERS, THE SHAREHOLDERS' RIGHTS ATTACHED TO THE SECURITIES HELD BY THE UCITS;

- THE MANAGERS' PARTICIPATION, AFTER CONSULTING THE PORTFOLIO MANAGERS, IN THE CHOICE OF THE MARKET INTERMEDIARIES TOGETHER WITH THE DEPOSITARY;

- IF IS THE CASE, THE TYPE OF SERVICE WHICH THE MANAGER BENEFITS FROM CONTRACTUALLY AND WHICH CORRESPOND TO A RETROCESSION OF BROKERS FEES ALLOCATED IN THE FORM OF "SOFT COMMISSIONS";

- THE RULES OF ALLOTMENT BETWEEN UCITS IN CASE OF COMPETITION ON THE SAME STOCK-EXCHANGE TRANSACTION;

- THE MANAGER'S RIGHT OF HAVING A LOOK INTO, AND THE POSSIBILITY OF MAKING OBSERVATIONS KNOWN, AS FAR AS THE MARKETING POLICY OF UCITS'S SHARES OR UNITS IS CONCERNED, ESPECIALLY IN THE CASE OF MISLEADING OR FALSE ADVERTISING;

- THE PROVISIONS CONCERNING THE PERSONAL TRADING ON THE STOCK-EXCHANGE OF THE PORTFOLIO MANAGERS;

- THE ORGANISATION OF THE CONTROL PROVISION CONCERNING THE DEONTOLOGY, THE ROLE AS REGARDS THE RESPONSIBLE OF THE DEONTOLOGY.

PROVISIONS

THE PROVISIONS HEREUNDER MUST BE ABLE TO BE APPLIED REGARDLESS OF THE TYPES OF MANAGEMENT OR UCITS CONCERNED. THEY THEREFORE MUST MEET THE IMPERATIVES AND CONSTRAINTS OF AN EXTREMELY DIVERSIFIED AND EVER-EVOLVING ACTIVITY. ONLY UCITS CREATED WITHIN THE FRAMEWORK OF THE ASSET-LIABILITY MANAGEMENT OF THE FIRM OR THE MANAGEMENT GROUP AND COMPLETELY SUBSCRIBED TO BY IT, ARE NOT SUBJECT TO THE PRESENT PROVISIONS. THUS, UCITS OF THIS TYPE, CREATED BY INSURANCE COMPANIES, COME UNDER THE DEONTOLOGICAL RULES OF THESE COMPANIES THEMSELVES.

THE AIM OF THESE PROVISIONS IS TO BRING TO MIND THE FUNDAMENTAL DEONTOLOGICAL PRINCIPLES WHICH ALL UCITS MANAGEMENT ORGANISATIONS MUST RESPECT. WITHOUT THEIR SPIRIT BEING ABLE TO BE CHANGED, THESE PRINCIPLES CAN BE APPLIED ACCORDING TO DIFFERENT CONDITIONS, BEING JUSTIFIED IN THE INTEREST OF THE UNIT HOLDERS OR STATUTORY SPECIFICS. THIS IS ESPECIALLY THE CASE OF:

UCITS NOT OPENED TO THE PUBLIC OF WHICH NEARLY ALL THE SECURITIES ARE HELD BY ONE UNIT HOLDER, BEING NEITHER THE INSTITUTION NOR THE MANAGEMENT GROUP.

- FUNDS FOR EMPLOYEES

- VENTURE CAPITAL FUNDS

- FUNDS INTERVENING ON THE FUTURES MARKETS.

WITH THE CONCERN OF REMAINING CLEAR IN MIND, THE DEONTOLOGICAL PROVISIONS HEREUNDER HAVE BEEN DIVIDED UP INTO TWO GROUPS:

- THOSE CONCERNING THE LEGAL ENTITIES - THE MANAGER - APPLY TO THE ENTITY OF MANAGEMENT CONCERNED, REGARDLESS OF THE ORGANISATION OR LEGAL STRUCTURES. THEY INVOLVE THE SETTING UP OF AN ORGANISATION AND ADEQUATE RULES OF FUNCTIONING ENFORCED ON PORTFOLIO MANAGERS.

- THOSE WHICH CONCERN THE INDIVIDUAL - THE PORTFOLIO MANAGER - WHICH MAINLY CORRESPOND TO RULES OF PERSONAL BEHAVIOUR AND ETHICS.

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I - PROVISIONS CONCERNING THE MANAGER

4 AFG - UCITS PROFESSIONAL ETHICS

A THE PREVENTION AND THE TERMS OF ARBITRATION OF CONFLICTS OF INTEREST.

1) THE MANAGEMENT MUST BE CARRIED OUT SOLELY IN THE INTEREST OF THE UNIT HOLDER AND MUST NEVER TAKE INTO ACCOUNT THE INTEREST OF A THIRD PARTY. IN PARTICULAR, ANY OPERATION AIMING TO CONCEAL THE IDENTITY OF THE REAL OWNER OF THE SECURITIES IS FORBIDDEN.

2) WITHIN A FIRM OR A GROUP EXERCISING SEVERAL ACTIVITIES, RULES AND PROCEDURES MUST BE SET UP WHICH PROVIDE TERMS OF ARBITRATION AND WHICH PREVENT CONFLICTS OF INTEREST IN RELATION TO THE MANAGEMENT OF UCITS. THE AUTONOMY OF THE MANAGEMENT ACTIVITY, REGARDLESS OF THE TYPE OF ORGANISATION CHOSEN, MUST BE AFFIRMED; THE SAME HOLDS FOR THE PRINCIPLE OF THE SEPARATION OF ACTIVITIES AND FUNCTIONS. IN PARTICULAR, AS A RESULT OF THIS PRINCIPLE, THE CHAIRMAN OF A SICAV OR MANAGEMENT COMPANY MAY NOT BE AT THE SAME TIME CHAIRMAN OF THE DEPOSITARY.

IT IS ESPECIALLY ADVISABLE:

- TO IDENTIFY THE ACTIVITIES WHICH COULD FIND THEMSELVES IN CONFLICTS OF INTEREST WITH THE UCITS MANAGEMENT ACTIVITY;

- TO INVENTORY ALL POSSIBLE CONFLICTS OF INTEREST;

- TO DETERMINE THE INCOMPATIBILITIES OF FUNCTIONS AND SET UP "CHINESE WALLS" IF IT APPEARS NECESSARY;

- TO FORMALISE THE POTENTIAL RELATIONS BETWEEN THE PROFESSIONS INVOLVED AND THE UCITS MANAGEMENT ACTIVITY;

- TO FORESEE WARNING AND RESOLVING PROCEDURES OF THE CONFLICTS;

- TO ORGANISE THE NECESSARY CONTROLS.

THE SEPARATING OF THE ACTIVITIES AND THE FUNCTIONS, AND THE VERY EXISTENCE OF "CHINESE WALLS" MUST PROVIDE THE MANAGER WITH COMPLETE AUTONOMY IN THE EXERCISING OF HIS ACTIVITY. AS IT HAS NO ACCESS TO CONFIDENTIAL INFORMATION WHICH ITS GROUP MAY KNOW OF, CONSEQUENTLY THE MANAGER WILL NOT BE FORBIDDEN TO ACT ON THE CONCERNED SECURITIES.

3) A UCITS PORTFOLIO MANAGER MAY NOT BE PLACED IN A SITUATION WHERE HE WOULD HAVE TO PRACTISE ANY OTHER FUNCTION WHICH MAY OBVIOUSLY BE CONFLICTUAL.

4) A MANAGER RESPONSIBLE FOR A UCITS MUST NEVER BE GIVEN THE MANAGEMENT OF A PORTFOLIO BELONGING TO THE PROMOTING OR DEPOSITARY FIRM.

5) IN ORDER TO AVOID ANY RISK OF CONFLICTS OF INTEREST, THE MANAGER OF THE PORTFOLIO MUST BE FORBIDDEN TO ACQUIRE ON BEHALF OF A UCITS, NON-LISTED SHARES OF SUBSIDIARIES OF THE MANAGEMENT COMPANY OR THE PROMOTING GROUP.

IN THE RISKS PROCEDURE CONCERNING SIGNATURES, THE CRITERIA USED TO DETERMINE THE CHOICE OF ISSUERS MUST NOT GIVE WAY TO PREFERENTIAL TREATMENT FOR THE SECURITIES ISSUED BY THE DEPOSITARY FIRM, THE MANAGER OR THE COMPANIES BELONGING TO THE GROUP.

THE ACQUIRING OF SECURITIES TO PUT PRESSURE ON THE ISSUER OR TO REINFORCE THE POSITION OF SHAREHOLDER OF THE GROUP OR ONE OF THE CLIENTS OF THE LATTER, MUST BE FORBIDDEN.

6) WHEN A PORTFOLIO MANAGER IS GIVEN A MANAGEMENT RESPONSIBILITY IN SEVERAL UCITS, THE PURCHASING, SELLING OR SUBSCRIPTION ORDERS OF SECURITIES MUST BE, AS FAR AS POSSIBLE, ITEMISED BEFORE THEIR TRANSMISSION. INVARIABLE RULES MUST BE DEFINED BEFOREHAND IN VIEW OF A POSSIBLE IMBALANCE OF THE MARKET OR IN CASE OF BLOCK TRANSACTIONS OF SECURITIES. IN THE ABSENCE OF RULES, THE TRANSACTIONS ARE CARRIED

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5 AFG - UCITS PROFESSIONAL ETHICS OUT IN PROPORTION TO THE ORDERS. IF, IN CASE
OF A BLOCK TRANSACTION OF SECURITIES, THE ALLOTMENT MUST BE MADE SUBSEQUENTLY, THE DECISION IS CARRIED OUT IN PROPORTION TO THE ASSETS AND IN ACCORDANCE WITH THE AIM OF THE CONCERNED UCITS.

7) THE REMUNERATION OF A PORTFOLIO MANAGER MAY NOT INCLUDE GRATUITIES WHICH COULD AFFECT THE INDEPENDENCE OF HIS MANAGEMENT. WHEN THIS REMUNERATION INCLUDES A VARIABLE PART LINKED TO THE MANAGEMENT OF THE UCITS, THE BASES FOR CALCULATION MUST PRINCIPALLY REFER TO THE QUALITY OF THE SERVICE PROVIDED IN THE SOLE INTEREST OF THE SHAREHOLDERS OR UNIT-HOLDERS THEMSELVES AND IN RESPECT OF THE OBJECTIVES CONCERNING THE INVESTMENT POLICY ASSIGNED TO HIM.

THIS DISPOSITION DOES NOT FORBID THE PORTFOLIO MANAGER TO BENEFIT FROM AN OPTION PLAN ON SHARES AND FROM THE PROVISIONS OF THE ORDINANCE OF 21ST OF OCTOBER 1986 WITH REGARD TO EMPLOYEES COMPANY PROFIT-SHARING SCHEMES AND EMPLOYEES SHAREHOLDING.

8) WHEN THE STAFF OF A UCITS IS NOT BOUND, AS FAR AS PERSONAL TRADING IS CONCERNED, TO AN APPROPRIATE DEONTOLOGY CLEARLY DEFINED BY A MULTI-CAPACITY FIRM, IT IS THE DUTY OF THE EMPLOYING ORGANISATION TO ESTABLISH ITS OWN RULES ON THE MATTER, TO CONTROL THEIR APPLICATION AND TO SANCTION ANY POSSIBLE VIOLATIONS. THE EMPLOYING ORGANISATION MUST BE ABLE TO CONTROL THESE TRANSACTIONS, REGARDLESS OF THE FIRM WHERE THE PERSONNEL CONCERNED HAVE THEIR SECURITIES ACCOUNTS.

THE RULES WHICH ARE ADOPTED IN THIS FIELD MUST PRINCIPALLY AIM AT PREVENTING ANY CONFLICT OF INTEREST BETWEEN THE STAFF AND THE UNIT-HOLDERS OF THE UCITS AS WELL AS FORBIDDING THE USE OF CONFIDENTIAL INFORMATION, FOR PERSONAL REASONS.

9) IN CASE OF THE DELEGATION OF THE MANAGEMENT POWERS OF THE UCITS BEING GIVEN TO A THIRD PARTY, THE CORPORATE INSTITUTIONS, THE MANDATARIES AND THE EMPLOYEES OF SUCH A COMPANY, AND ANY PERSON CONNECTED WITH THE MANAGEMENT, ARE BOUND BY THE SAME COMMITMENTS AS THE MANAGER OF THE UCITS WHO ACTS DIRECTLY.

B THE OBLIGATION OF MEANS

10) THE MANAGER MUST PERMANENTLY HAVE AT HIS DISPOSAL PERSONNEL, ADMINISTRATIVE AND FUNCTIONAL MEANS ADAPTED TO THE NATURE AND LEVEL OF DEVELOPMENT OF ITS ACTIVITIES, AT LEAST UP TO THE STANDARDS OF QUALITY AND EFFICIENCY OF THOSE WHICH WERE TAKEN INTO ACCOUNT FOR THE GRANTING OF ITS OFFICIAL AUTHORISATION.

11) ALL MANAGERS MUST HAVE AT THEIR DISPOSAL AN ACCOUNTING STRUCTURE WHICH ENABLES THEM TO ISOLATE, TO RETRACE, TO VERIFY ALL THE ENTRIES RELATING TO THEIR PORTFOLIO AND RECONCILIATE THEM WITH THE SECURITIES OR CASH ACCOUNTS OPENED WITH THEIR DEPOSITARIES IN THEIR NAME. THIS REQUIREMENT EXTENDS TO THE CREATION AND THE FOLLOWING UP OF INVESTMENT AND DISINVESTMENT ORDERS.

12) ALL MANAGERS MUST HAVE AT THEIR DISPOSAL THE NECESSARY MEANS TO ENSURE THAT THE PROCEDURES CONCERNING THE ACCOUNTING PROCESSING OF THE FLOWS (ESPECIALLY SALES AND REDEMPTIONS) AND THE CALCULATION OF THE NET ASSET VALUE OF EACH UCITS IS CONSTANTLY IN ACCORDANCE WITH THE PRINCIPLE OF EQUALITY BETWEEN UNIT HOLDERS.

13) THE MANAGER MUST PROVIDE PORTFOLIO MANAGERS, AUTHORISED TO USE DERIVATIVES, THE NECESSARY MEANS OF INFORMATION AND FOR MEASURING RISK IN REAL TIME. IT MUST SET UP AN ADEQUATE CONTROL SYSTEM.

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6 AFG - UCITS PROFESSIONAL ETHICS

C THE EXERCISING OF SHAREHOLDERS RIGHTS

14) ALL UCITS BEING SHAREHOLDERS, AS ANY OTHER SHAREHOLDER, THE MANAGER MUST BE IN A POSITION TO FREELY EXERCISE, WITHIN THE LEGAL CONSTRAINTS, THE RIGHTS ATTACHED TO THE QUALITY OF SHAREHOLDER AND ESPECIALLY THOSE WHICH CONCERN:

- ATTENDING GENERAL MEETINGS,

- EXERCISING VOTING RIGHTS,

- HAVING ACCESS TO INFORMATION,

- THE POSSIBILITY TO CRITICISE, EVEN DISPUTE, THE MANAGEMENT DECISIONS OF THE COMPANY, WHICH ESPECIALLY INVOLVES THE FACULTY TO BE A MEMBER OF MINORITY SHAREHOLDERS RIGHTS DEFENCE ASSOCIATIONS AND TO START LEGAL PROCEEDINGS.

IN THE SAME WAY, THE MANAGER MUST BE IN A POSITION TO EXERCISE, IN A WHOLLY INDEPENDENT MANNER, THE RIGHTS ATTACHED TO THE DEBT SECURITIES HELD BY THE UCITS ESPECIALLY IN CASE OF DEFAULT OF AN ISSUER.

THE MANAGER MUST ENSURE THAT THE DEPOSITARY DOES WHAT IS NECESSARY FOR TRANSMITTING WITHIN THE NORMAL TIME LIMIT, ALL THE INFORMATION AND DOCUMENTATION, REQUIRED TO EXERCISE THE MANAGER'S RIGHTS.

IN THE COURSE OF EXERCISING ITS RIGHTS, THE MANAGER MUST AVOID ANY BEHAVIOUR WHICH COULD BE CONSIDERED AS AN ABUSE OF MINORITY.

15) VOTING RIGHTS MUST BE FREELY EXERCISED, IN PARTICULAR WITH REGARD TO THE COMPANIES OF THE GROUP TO WHICH THE MANAGER BELONGS, WITHOUT ANY OTHER CONSIDERATION THAN THE INTEREST OF THE UNIT HOLDERS. THE MANAGER MUST, AT ALL TIMES, BE ABLE TO ACCOUNT FOR THE POSITION TAKEN UP ON THE SUBJECT. IN THIS RESPECT, THE GIVING OF FULL POWERS TO THE CHAIRMAN OF THE COMPANY MEANS THAT THE MANAGER BELIEVES ALL THE RESOLUTIONS SUBMITTED ARE IN COMPLIANCE WITH THE INTEREST OF THE PRINCIPALS. IN PURSUANCE OF THE LAW, THE MANAGER MAY GRANT A PROXY TO AN APPOINTED REPRESENTATIVE. APPOINTING AS PRINCIPLE, THE CUSTODIAN, THE DEPOSITARY OR THE PROMOTING FIRM OF THE UCITS MUST BE AVOIDED.

IT IS STRONGLY ADVISED THAT THE VOTING RIGHTS SHOULD BE EXERCISED. THE MANAGER MUST ACCOUNT FOR ITS USE AS REGARDS THESE VOTING RIGHTS IN THE UCITS ANNUAL REPORT.

16) IN CASE OF A PUBLIC TAKE-OVER BID OR A TAKE-OVER BID FOR SHARES, THE MANAGER IS FREE TO TAKE THE DECISION CONSIDERED BEST IN THE INTEREST OF ITS PRINCIPALS. THE MANAGER, CONSEQUENTLY, MAY WHOLLY OR PARTIALLY BRING THE SECURITIES TO THE BID, RETAIN THEM OR SELL THEM ON THE MARKET. GIVEN THE IMPORTANCE AND THE POSSIBLE CONSEQUENCES OF THE DECISION, THE NOTION OF THE UNIT HOLDERS' INTEREST MUST BE SCRUPULOUSLY APPRAISED AND CAREFULLY CONSIDERED.

IN CASE OF A PUBLIC TAKE-OVER BID ON THE PROMOTING FIRM, THE DEPOSITARY OF THE UCITS OR THE MAJORITY SHAREHOLDER OF THE MANAGEMENT COMPANY, A SPECIAL DECISION-MAKING PROCEDURE MUST BE SET UP. IT MUST LEAD TO THE DECISION AS TO WHETHER OR NOT TO BRING THE SECURITIES WHICH BELONG TO THE UCITS TO THE BID, BEING MADE IN THE SOLE INTEREST OF THE UNIT HOLDERS BY THE CORPORATE BODIES OF THE SICAV OR BY THE CONCERNED MANAGEMENT COMPANY.

17) A SICAV OR A MANAGEMENT COMPANY IS ENTITLED TO BE A MEMBER OF MINORITY SHAREHOLDERS RIGHTS DEFENCE ASSOCIATION, WITH IN MIND, THE SOLE INTEREST OF THE UNIT HOLDERS.

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7 AFG - UCITS PROFESSIONAL ETHICS

THE MANAGER MUST ENSURE THAT THE ARTICLES OF THE ASSOCIATION ARE COMPATIBLE WITH THE DEONTOLOGICAL RULES OF AFG. THE MANAGER MUST SEE TO IT THAT THERE IS A REAL COMMUNITY OF INTERESTS AND AIMS AMONG THE MEMBERS AND THAT NO DECISIONS COMMITTING THE UCITS BE TAKEN WITHOUT ITS AGREEMENT. THE MEMBERSHIP OF THE UCITS IN SUCH AN ASSOCIATION MUST BE CARRIED OUT WITHIN THE FRAMEWORK OF A CONTRACT WHICH, IN PARTICULAR, PROVIDES FOR THE TERMS OF ADMISSION OF ITS MEMBERS, THE SECRECY RULES CONCERNING ITS ACTION, THE CONDITIONS IN WHICH LAWYERS AND LEGAL ADVISERS ARE CHOSEN. THE STARTING OF ALL LEGAL PROCEEDINGS SHOULD BE AUTHORISED BY THE CORPORATE BODIES OF THE SICAV OR THE MANAGEMENT COMPANY. SHOULD THESE RULES NOT BE RESPECTED, THEN THE MANAGER MUST WITHDRAW FROM THE ASSOCIATION.

ANY ACTION TAKEN AGAINST A COMPANY PRINCIPALLY IN ORDER TO GAIN AN EFFECT OF PUBLICITY AND TO PROMOTE THE UCITS, THE MANAGER OR THE PROMOTING FIRM, MUST BE STRICTLY FORBIDDEN.

D RELATIONS WITH THE INTERMEDIARIES

18) THE CHOICE OF INTERMEDIARIES, AFTER CONSULTING THE PORTFOLIO MANAGERS, IMPLICATES PLURALISM. THEREFORE IT RULES OUT ALL MONOPOLISATION OF THE INTERMEDIATION ACTIVITIES OF THE PROMOTING GROUP. WHEN THE RECOURSE TO A SINGLE INTERMEDIARY FOR CERTAIN KINDS OF TRANSACTIONS CAN BE JUSTIFIED, IT MUST MEET WITH SECURITY CONSIDERATIONS COMPATIBLE WITH THE INTEREST OF THE UNIT HOLDERS.

19) THE CHOICE OF INTERMEDIARIES MUST BE MADE ON THE GROUNDS OF UNBIASED CRITERIA, IN PARTICULAR, TAKING INTO ACCOUNT THE QUALITY OF THE SERVICES RENDERED. AMONG THESE CRITERIA, THE SPECIFIC DEONTOLOGICAL RULES OF THE INTERMEDIARIES, THE SEPARATING OF THE ACTIVITIES ON ONE'S OWN BEHALF OR ON BEHALF OF A THIRD PARTY MUST ESPECIALLY BE TAKEN INTO ACCOUNT. THIS CHOICE MUST BE SUBMITTED TO A NEW EXAMINATION AT REGULAR INTERVALS.

20) THE MANAGER IS UNDER NO CIRCUMSTANCES ALLOWED TO RECEIVE FROM THE INTERMEDIARIES A RETROCESSION OF BROKERS FEES IN CASH. IT MAY BENEFIT, WITHIN THE FRAMEWORK OF A CONTRACT WHITE THE INTERMEDIARY, FROM A RETROCESSION OF BROKERS' FEES IN THE FORM OF "SOFT COMMISSION" WHICH MUST HAVE THE FOLLOWING
CHARACTERISTICS:

- CORRESPOND TO MEANS OR SERVICES, WHICH ARE AIMED AT IMPROVING THE QUALITY OF SERVICE SUPPLIED BY THE UNIT-HOLDERS. THEY MUST THEREFORE BE DIRECTLY LINKED TO THE ACTIVITY OF "MANAGER" OF THE UCITS;

- NOT LEAD TO AN INCREASE IN THE BROKER FEES, PERCEIVED BY THE INTERMEDIARIES WHO MUST CORRESPOND TO THE CONDITIONS ENFORCED;

- NOT HAVE A NEGATIVE IMPACT ON THE QUALITY OF THE OPERATIONAL SERVICE OF THE INTERMEDIARIES CONCERNED. A SPECIFIC CONTROL OF THE MANAGER SHOULD BE CARRIED OUT;

- NOT TO BE A DETERMINING FACTOR OF CHOOSING THE INTERMEDIARIES, THIS MUST BE BASED ON THE CRITERIA DEFINED.

E RELATIONS WITH THE MARKETING NETWORKS

21) THE MANAGERS OF UCITS MUST UNDER NO CIRCUMSTANCE, WHATSOEVER USE OR HAVE A
PART IN ABUSIVE OR MISLEADING ADVERTISING. THEY MUST TRANSMIT TO THE DISTRIBUTORS WITH WHOM THEY ARE BOUND BY CONTRACT, THE DEONTOLOGICAL RULES OF ASFFI.

22) ALL ADVERTISING, AS REGARDS PERFORMANCE, MUST ONLY REFER TO THE PERIODS WHEN THE UCITS GAVE RISE TO AN ACTUAL MARKETING AND DURING WHICH THE MANAGEMENT OBJECTIVE REMAINED UNCHANGED.

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8 AFG - UCITS PROFESSIONAL ETHICS

23) IN AS FAR AS IT IS POSSIBLE, AND IN PURSUANCE WITH THE LAW IN FORCE, THE MANAGER MUST BE EXTREMELY VIGILANT, ESPECIALLY IN ITS RELATIONS WITH THE DISTRIBUTORS IN ORDER NEVER TO FACILITATE THE LAUNDERING OF MONEY COMING FROM DRUGS OR CRIMINAL ACTIVITIES.

24) ANY RETROCESSION IN MANAGEMENT FEES GRANTED TO A DISTRIBUTOR OR A BUSINESS CONTRIBUTOR MUST BE CARRIED OUT WITHIN THE FRAMEWORK OF A CONTRACT.

F RELATIONS WITH THE UNIT-HOLDERS OF THE UCITS

25) THE MANAGER OF A UCITS HAS A DISCLOSURE DUTY TOWARDS THE UNIT-HOLDERS; IT MUST ABIDE BY THE PRINCIPLE OF TRANSPARENCY. CONSEQUENTLY, THE ANNUAL REPORT OF A UCITS MUST:

- CONTAIN INFORMATION RELATED TO THE TRANSACTIONS ON SECURITIES OR FINANCIAL PRODUCTS FOR WHICH THE MANAGER IS AWARE THAT ITS GROUP HAS A SPECIAL INTEREST,

- INDICATE CLEARLY THE AMOUNTS AND TERMS OF CALCULATING THE EXPENSES, OR ADMINISTRATIVE OR FINANCIAL MANAGEMENT COMMISSIONS COLLECTED BY THE MANAGER OR THE DEPOSITARY. IT SHOWS, IN PARTICULAR, FOR EACH OF THEIR ELEMENTS, THE BREAKDOWN OF THE MANAGEMENT COMMISSIONS WITH COMPLEX TERMS OF CALCULATING, ESPECIALLY IN THE CASE WHERE A VARIABLE PART HAS BEEN FORESEEN.

IF IS A CASE MENTIONS THE EXISTENCE, THE IMPORTANCE AND THE BENEFICIARIES:

- OF THE BROKERS FEES PAID BY THE INTERMEDIARIES IN THE FORM OF "SOFT COMMISSIONS";

- OF TRANSACTIONS COMMISSIONS ADDED TO BROKERAGE FEES RECEIVED BY THE INTERMEDIARIES.

26) THE MANAGER OF UCITS IS FORBIDDEN, IN THE NAME OF THE EQUALITY PRINCIPLE OF THE UNIT-HOLDERS, TO PRIVILEGE ANY OF THEM BY RETROCEDING ALL OR A PART OF THE MANAGEMENT FEES PERCEIVED ON THE ASSETS, CORRESPONDING TO THE IMPORTANCE OF THEIR INVESTMENT IN A UCITS.

27) HOW OFTEN TRANSACTIONS ARE CARRIED OUT WITHIN THE MANAGEMENT FRAMEWORK OF THE UCITS, MUST ONLY BE PROMPTED BY THE SOLE INTEREST OF THE UNIT-HOLDER.

28) IN THE IMPLEMENTATION OF THE LEGAL TEXTS WHICH GOVERN ITS ACTIVITIES, THE MANAGER MUST MAKE EVERY EFFORT TO AVOID ANY BEHAVIOUR WHICH MAY LEAD TO A JUDGEMENT FOR AN ABUSE OF THE LAW.

II - PROVISIONS REGARDING THE PORTFOLIO MANAGER OF A UCITS

29) A PORTFOLIO MANAGER MAY ACCEPT EXTERNAL REMUNERATION OR FUNCTIONS, ONLY AFTER HAVING INFORMED HIS EMPLOYER. FURTHERMORE, HE MUST NEVER ACCEPT ANY FUNCTION WHICH MAY LEAD HIM TO BE IN A SITUATION OF AN INSIDER, TOWARDS THE LISTED COMPANIES OF WHICH THE UCITS IS A SHAREHOLDER. HE MUST NOT MAKE COMMITMENTS WITH REGARD TO THESE COMPANIES, EVEN IMPLICIT, WHICH WOULD HINDER HIS FREEDOM OF DECISION. CONSEQUENTLY, HE MAY NEITHER BE PERSONALLY NOR AS THE REPRESENTATIVE OF A LEGAL ENTITY, THE

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9 AFG - UCITS PROFESSIONAL ETHICS CHAIRMAN OR THE CHIEF EXECUTIVE OFFICER OF A
LISTED COMPANY OF WHICH THE UCITS IS A SHAREHOLDER, NOR MAY HE ATTEND THE BOARD OR SUPERVISORY BOARD MEETINGS OF SUCH A COMPANY.

30) THE PORTFOLIO MANAGERS WHO HAVE IN THEIR POSSESSION MATERIAL INSIDE INFORMATION CONCERNING A LISTED COMPANY MUST REFRAIN FROM INTERVENING ON THE CONCERNED SECURITY. THEIR FREEDOM TO INTERVENE WILL ONLY BE REGAINED WHEN THE INFORMATION HAS BEEN MADE PUBLIC.

BEFORE THE LAUNCHING OF A TRANSACTION ON A PRIMARY OR SECONDARY MARKET, IT MAY BE IN THE INTEREST OF AN ISSUING INSTITUTION OR AN INTERMEDIARY TO QUESTION A PORTFOLIO MANAGER WITH REGARD TO THE PRINCIPLE OF AGREEING TO TAKE PART IN A SURVEY OF INVESTORS. IF HE WERE TO ACCEPT, THE PORTFOLIO MANAGER MIGHT BECOME AN INSIDER, WITH THE OBLIGATION TO REFRAIN FROM INTERVENING ON THE MARKET OF THE SECURITIES INVOLVED FOR AN INDETERMINATE PERIOD. HE MUST THEREFORE BE ABLE TO JUSTIFY THE MANAGEMENT CONSTRAINTS HE IMPOSES UPON HIMSELF SOLELY AS TAKING THE INTEREST OF THE UNIT-HOLDERS INTO CONSIDERATION.

31) THE PORTFOLIO MANAGER WHO FINDS HIMSELF UNDER PRESSURE FROM AN INTERMEDIARY OR AN ISSUER, OR WHO FALLS VICTIM OF REPREHENSIBLE DEONTOLOGICAL FACTS SUCH AS FALSE INFORMATION, INTERFERING WITH THE TRADING RATES OR INSIDER TRADING, MUST INFORM HIS HIERARCHY.

32) THE PORTFOLIO MANAGERS WHO INTERVENE DIRECTLY ON THE INTERBANK OVER-THE-COUNTER MARKETS SUCH AS EXCHANGE, FOREIGN CURRENCY OR FRENCH FRANC TREASURY, MUST ABIDE BY THE DEONTOLOGICAL STANDARDS OF THESE MARKETS. IN ORDER TO AVOID ALL CONFLICTS OF INTEREST, THEY MUST REFRAIN FROM OPERATING ON BEHALF OF CLIENTS OF THE PROMOTING FIRM OR GROUP.

THE PORTFOLIO MANAGERS WHO, AT THE SAME TIME OR ALONG WITH THEIR PRINCIPAL ACTIVITY, HOLD THE FUNCTION OF FINANCIAL ANALYST MUST COMPLY WITH THE DEONTOLOGICAL RULES SET DOWN BY THE <<SOCIETE FRANCAISE DES ANALYSTES FINANCIERS, WHETHER OR NOT THEY ARE MEMBERS OF THIS ASSOCIATION.

33) IT COULD BE IN THE INTEREST OF TWO OR SEVERAL UCITS MANAGED BY THE SAME MANAGER, TO BE A COUNTERPART IN AN ARBITRATION OPERATION CARRIED OUT BY THE INTERMEDIARY OF THE MARKET. THE PORTFOLIO MANAGERS CONCERNED MUST BE ABLE TO JUSTIFY THAT THESE OPERATIONS WERE CARRIED OUT IN THE UNIT-HOLDERS' INTEREST.

34) SO AS NOT TO HARM THE INTEGRITY OF THE MARKET, THE PORTFOLIO MANAGER, ESPECIALLY IN CASE OF AN ISSUING OR LISTING ON THE STOCK EXCHANGE, MUST ONLY PUT THROUGH ORDERS OF AN AMOUNT IN KEEPING WITH THE NET ASSETS OF THE UCITS HE MANAGES.

35) A PORTFOLIO MANAGER MUST BE PRUDENT AS FAR AS HIS PERSONAL TRADING ON THE STOCK EXCHANGE IS CONCERNED. HE MUST IN PARTICULAR:

- AVOID BEING IN A SITUATION OF CONFLICTS OF INTEREST WITH THE UNIT-HOLDERS OF THE UCITS HE MANAGES;

- FORBID HIMSELF PRACTICES OR OPERATIONS WHICH COULD INFLUENCE HIS JUDGEMENT AND ENDANGER HIS FREEDOM OF DECISION;

- ACCEPT AND ABIDE BY THE PRINCIPLE OF TRANSPARENCY, AS FAR AS THE OPERATIONS HE CARRIES OUT ARE CONCERNED, REGARDLESS OF THE FIRM WHERE HE HAS OPENED HIS SECURITIES ACCOUNT.

36) A PORTFOLIO MANAGER MUST CATEGORICALLY ABSTAIN FROM SEEKING OR ACCEPTING FROM INTERMEDIARIES' PRESENTS OR PERKS WHICH COULD JEOPARDIZE HIS IMPARTIALITY OR HIS FREEDOM OF DECISION. HE MUST ABSTAIN FROM RECEIVING IN ANY FORM WHATSOEVER COMPENSATION FROM THE INTERMEDIARIES. WITH TRANSPARENCY IN MIND, HE MUST SYSTEMATICALLY INFORM HIS HIERARCHY OF ANY PRESENT OR PERK HE MAY HAVE RECEIVED.

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10 AFG - UCITS PROFESSIONAL ETHICS

37) A PORTFOLIO MANAGER MUST NOT SEEK BY FRAUDULENT MEANS INFORMATION CONCERNING COMPETING ORGANISATIONS.

38) A PORTFOLIO MANAGER MUST NOT SEEK EXCESSIVE MEDIA-COVERAGE AND MUST ALWAYS BE EXTREMELY PRUDENT REGARDING THE INFORMATION OR ADVICE HE COULD BE LED TO GIVE, IN THE COURSE OF HIS RELATIONS WITH THE PRESS.

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ADDENDUM: CODE OF ETHICS / STAFF DEALING POLICIES AND PROCEDURES APPLICABLE TO
SINOPIA EMPLOYEES WHO MANAGE FUNDS REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940

INTRODUCTION

This Code Addendum is a supplement to the existing SINOPIA Code of Ethics ("Code"). It describes the staff dealing policies and procedures applicable to SINOPIA's employees who manage funds registered under the United States Investment Company Act of 1940. As referred in the "Code", SINOPIA is the generic name covering the following companies: SINOPIA Asset Management, SINOPIA Financial Services, SINOPIA - Societe de Gestion, SINOPIA Asset Management UK Limited, SINOPIA Asset Management Asia Pacific Limited (each an "Adviser" and, collectively referred to as the "SINOPIA Group".

Rule 204A-1 of the Investment Advisers Act of 1940 (the "Act") requires registered investment advisers to adopt and enforce codes of ethics setting forth standards of conduct and that require compliance with Federal Securities Laws. This SINOPIA's Code Addendum is based on the principle that its officers, directors, and employees have a fiduciary duty to place the interests of clients first and to conduct all personal securities transactions in accordance with the requirements of the Code Addendum, in compliance with Federal Securities Laws, and in a manner that avoids actual or potential conflicts of interest and does not otherwise take inappropriate advantage of a client relationship or abuse a position of trust and responsibility in respect of a client. Persons covered by this Code Addendum must adhere to this general principle as well as comply with the specific provisions of this code.

DEFINITIONS

      A. ACCESS PERSON Any officer, director or Investment Personnel of SINOPIA; or any person who obtains information concerning recommendations made to advisory clients regarding the purchase or sale of securities by advisory clients.

      B. BENEFICIAL OWNERSHIP Shall be interpreted subject to the provisions of Rule 16a-1(a) (exclusive of Section (a)(1) of such Rule) of the Securities Exchange Act of 1934.

      CODE ADDENDUM Supplement to the existing SINOPIA Code of Ethics ("Code") describing the staff dealing policies and procedures applicable to SINOPIA's employees who manage funds registered under the United States Investment Company Act of 1940.

      C. COVERED PERSON Access Persons and employees of SINOPIA who manage funds registered under the United States Investment Company Act of 1940.

      D. FEDERAL SECURITIES LAWS Includes the Securities Act of 1933, as amended; the Securities Exchange Act of 1934, as amended; the Sarbanes-Oxley Act of 2002; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; Title V of the Gramm-Leach-Bliley Act of 1999, any rules adopted by the U.S. Securities and Exchange Commission (the "Commission") under any of these statutes; the Bank Secrecy Act as it applies to funds and investment advisers and any rules adopted thereunder by the Commission or the Department of Treasury.

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      E.    FUND Any advisory client that is registered as an investment company under the Investment Company Act of 1940.

      F. INVESTMENT PERSONNEL Any SINOPIA employee who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by advisory clients.

      G. OUTSIDE DIRECTOR Any SINOPIA director who is not employed by SINOPIA.

GENERAL PRINCIPLES

            Covered in the PREAMBLE of the SINOPIA Code of Ethics ("Code").

RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES

      A.    INSIDER TRADING

            Covered in CHAPTER V of the SINOPIA Code of Ethics ("Code").

      B.    INITIAL PUBLIC OFFERINGS

            Covered Persons may not acquire Securities in an initial public offering, excluding shares of open-end investment companies, unless pre-approved by a Compliance Officer. Written approval must be documented prior to the purchase of any securities in an initial public offering by such Covered Person.

      C.    PRIVATE PLACEMENTS

            Covered Persons may not purchases or sell securities that are not publicly traded unless they provide full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of such person's activities on behalf of any advisory client) and the transaction is pre-approved by Compliance. Written approval must be documented prior to the purchase or sale of any private placement by such Covered Person.

COMPLIANCE PROCEDURES

      A.    PRE-CLEARANCE OF PERSONAL SECURITIES TRANSACTIONS

            COVERED IN CHAPTER IX, MORE SPECIFICALLY PARAGRAPH 2.2 of SINOPIA Code of Ethics ("Code").

REPORTING

            Every Covered Person shall provide initial and annual reports as described below with respect to securities in which such Covered Person has any direct or indirect Beneficial

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            Ownership. Every Covered Person shall provide quarterly reports with respect to transactions in any security in which such Covered Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the security. For purposes of reporting, the Code Addendum treats all securities as reportable securities including mutual funds advised by SINOPIA with the exceptions noted below.

      A.    INITIAL AND ANNUAL HOLDINGS REPORTS

            Covered Persons must report to the Compliance Department their personal securities holdings at the time they become a Covered Person and at least annually thereafter. The initial and annual holdings reports must be current as of a date not more than 45 days prior to either the individual's becoming a Covered Person or to the date the report is submitted.

      B.    QUARTERLY TRANSACTION REPORTS

            The quarterly transaction report must be completed and submitted to the Compliance Department no later than 30 calendar days after the close of a calendar quarter.

      C.    EXEMPT SECURITIES

            The following types of securities are exempt from the provisions of the Code Addendum.

            Shares of money market funds, including those advised by SINOPIA or its affiliates;

            Open-end investment companies, excluding any open-end investment company other than money market funds advised by SINOPIA.

ADMINISTRATION OF CODE OF ETHICS

      A.    REVIEWS

            AT LEAST QUARTERLY, SINOPIA'S CHIEF COMPLIANCE OFFICER OR HIS DELEGATE WILL REVIEW THE SECURITIES HOLDINGS AND TRANSACTIONS OF ALL COVERED PERSONS FOR ANY APPARENT CONFLICTS OF INTEREST OR VIOLATIONS OF THE CODE ADDENDUM.

      B.    INVESTMENT COMPANY REPORTING

            No less frequently than annually, SINOPIA's Compliance Department will furnish to the Board of Directors/Trustees of each Fund a written report that

            1. With respect to the Fund, describes any issues arising under the Code Addendum since the last report to the Board of Directors/Trustees, including, but not limited to, information about material violations of the Code Addendum or procedures and sanctions imposed in response to the material violations; and

            2. Certifies that SINOPIA has adopted procedures reasonably necessary to prevent Covered Persons from violating the Code Addendum.

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